      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 1, 1997


                                                       REGISTRATION NO. 33-12789
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------


                       POST-EFFECTIVE AMENDMENT NO. 11 TO
                                    FORM S-6


                   FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2                     / /

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                           (Exact Name of Registrant)

                       FARM BUREAU LIFE INSURANCE COMPANY
                              (Name of Depositor)

                             5400 University Avenue
                          West Des Moines, Iowa 50266
                    (Address of Principal Executive Office)

                            ------------------------

                           STEPHEN M. MORAIN, ESQUIRE
                             5400 University Avenue
                          West Des Moines, Iowa 50266
               (Name and Address of Agent for Service of Process)

                            ------------------------


                                    COPY TO:
                            STEPHEN E. ROTH, ESQUIRE
                      Sutherland, Asbill & Brennan, L.L.P.
                         1275 Pennsylvania Avenue, N.W.
                          Washington, D.C. 20004-2404

                            ------------------------

    It is proposed that this filing will become effective (check appropriate box):


                       / / immediately upon filing pursuant to paragraph (b) of Rule 485;
                       /X/ on May 1, 1997 pursuant to paragraph (b) of Rule 485; / / 60 days after filing pursuant to paragraph (a) of Rule 485;
                       / / on May 1, 1996 pursuant to paragraph (a) of Rule 485.



    Pursuant to  Rule  24f-2 under  the  Investment  Company Act  of  1940,  the registrant has registered an indefinite amount of securities under the Securities Act of 1933 with respect to its variable life insurance policies. The registrant has filed a Rule 24f-2 Notice for the fiscal year ended December 31, 1996 on February 25, 1997.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       RECONCILIATION AND TIE BETWEEN ITEMS
                        IN FORM N-8B-2 AND THE PROSPECTUS

Item No. of
Form N-8B-2      Caption in Prospectus
-----------      ---------------------
          1.     Cover Page
          2.     Cover Page
          3.     Not Applicable
          4.     Distribution of the Policies
          5.     Farm Bureau Life Insurance Company; The Variable Account
          6.     The Variable Account
          7.     Not Required
          8.     Not Required
          9.     Legal Proceedings
          10.    Summary;  The Variable Account; FBL Variable Insurance Series
                       Fund; Charges and Deductions; Policy Benefits; Voting Rights; General Provisions
          11.    Summary; FBL Variable Insurance Series Fund
          12.    Summary; FBL Variable Insurance Series Fund
          13.    Summary; Charges and Deductions; FBL Variable Insurance Series
                       Fund
          14.    Summary; Premiums
          15.    Premiums
          16.    Premiums; FBL Variable Insurance Series Fund
          17.    Summary; Charges and Deductions; Policy Benefits; FBL Variable
                       Insurance Series Fund
          18.    FBL Variable Insurance Series Fund; Premiums
          19.    General Provisions; Voting Rights
          20.    Not Applicable
          21.    Policy Benefits; General Provisions
          22.    Not Applicable
          23.    Safekeeping of the Variable Account's Assets
          24.    General Provisions
          25.    Farm Bureau Life Insurance Company
          26.    Not Applicable
          27.    Farm Bureau Life Insurance Company
          28.    Executive Officers and Directors of Farm Bureau Life Insurance
                       Company
          29.    Farm Bureau Life Insurance Company
          30.    Not Applicable
          31.    Not Applicable
          32.    Not Applicable
          33.    Not Applicable
          34.    Not Applicable
          35.    Distribution of the Policies
          36.    Not Required

          37.    Not Required
          38.    Summary; Distribution of the Policies
          39.    Summary; Distribution of the Policies
          40.    Not Applicable
          41.    Farm Bureau Life Insurance Company; Distribution of the
                       Policies
          42.    Not Applicable
          43.    Not Applicable
          44.    Premiums
          45.    Not Applicable
          46.    Policy Benefits
          47.    FBL Variable Insurance Series Fund
          48.    Not Applicable
          49.    Not Applicable
          50.    The Variable Account
          51.    Cover Page; Summary; Charges and Deductions; Policy Benefits;
                       Premiums
          52.    FBL Variable Insurance Series Fund
          53.    Federal Tax Matters
          54.    Not Applicable
          55.    Not Applicable
          56.    Not Required
          57.    Not Required
          58.    Not Required
          59.    Not Required

                                     [Logo]


 VARIABLE UNIVERSAL LIFE

   [LOGO]
                        May 1, 1997

                        Prospectuses for:

                       Flexible Premium Variable
                       Life Insurance Policies

                              issued by
                       Farm Bureau Life

                       Insurance Company
                       -------------------------------------------

                       FBL Variable Insurance
                       Series Fund

                              managed by
                       FBL Investment
                       Advisory Services, Inc.

                              Call Toll-Free
                              1-800-247-4170
                                   225-5810 (Des Moines)

PROSPECTUS
--------------------------------------------------------------------------------

Farm Bureau Life Variable Account
Flexible Premium Variable Life Insurance Policy

--------------------------------------------------------------------------------

This Prospectus describes a flexible premium variable life insurance policy (the "Policy") issued by Farm Bureau Life Insurance Company (the "Company"). This type of life insurance is also commonly called variable universal life. The Policy is designed to provide lifetime insurance protection to age 95. The Policy permits the policyowner to vary premium payments and adjust the death proceeds payable under the Policy. The Policy has been designed for maximum flexibility in meeting changing insurance needs.

The minimum specified amount for which a Policy will be issued is normally $25,000. The Policy provides for the payment of the death proceeds upon the death of the insured and for a net cash value that can be obtained upon complete or partial surrender of the Policy. Death proceeds may, and cash value will, vary with the investment experience of Farm Bureau Life Variable Account (the "Variable Account"). THE POLICYOWNER BEARS THE ENTIRE INVESTMENT RISK; THERE IS NO GUARANTEED MINIMUM CASH VALUE. The Policy also provides for loans using the Policy as collateral. The Policy will remain in force so long as net cash value is sufficient to pay certain monthly charges imposed in connection with the Policy.

A policyowner may allocate net premiums under a Policy to one or more of the subaccounts of the Variable Account. Each Subaccount invests exclusively in a corresponding Portfolio of FBL Variable Insurance Series Fund (the "Fund"). The accompanying prospectus for the Fund describes the investment objectives and attendant risks of each of the Portfolios of the Fund.

Net premiums may also be allocated to the Declared Interest Option. The Declared Interest Option is supported by the Company's General Account. Cash value allocated to the Declared Interest Option is credited with interest at a declared rate guaranteed to be at least 4.5%.

This Prospectus generally describes only the portion of the Policy involving the Variable Account. For a brief summary of the Declared Interest Option, see "THE DECLARED INTEREST OPTION."

A policy may be treated as a modified endowment contract depending upon the amount of premiums paid in relation to the death benefit provided under such Policy. If a contract is a modified endowment contract, any loan, partial surrender, surrender and/or assignment of the policy could result in adverse tax consequences and/or penalties.

It may not be advantageous to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy.

THIS PROSPECTUS MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS FOR FBL VARIABLE INSURANCE SERIES FUND.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.
--------------------------------------------------------------------------------

Issued By

Farm Bureau Life Insurance Company
5400 University Avenue
West Des Moines, Iowa 50266


                  THE DATE OF THIS PROSPECTUS IS MAY 1, 1997.

--------------------------------------------------------------------------------
                   TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            PAGE


DEFINITIONS...........................................................     3
----------------------------------------------------------------------------
SUMMARY AND DIAGRAM OF THE POLICY.....................................     5
                    The Policy........................................     5
                    The Variable Account..............................     5
                    The Declared Interest Option......................     5
                    Premiums..........................................     5
                    Policy Benefits...................................     6
                    Charges...........................................     7
                    Distribution of the Policies......................     8
                    Tax Treatment.....................................     8
                    Cancellation Privilege............................     8
                    Illustrations.....................................     8
                    Diagram...........................................     9
----------------------------------------------------------------------------
FARM BUREAU LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT...........     9
                    Farm Bureau Life Insurance Company................     9
                    Iowa Farm Bureau Federation.......................    10
                    The Variable Account..............................    10
                    FBL Variable Insurance Series Fund................    10
                    Addition, Deletion or Substitution of                 13
                    Investments.......................................
----------------------------------------------------------------------------
THE POLICY............................................................    13
                    Purpose of the Policy.............................    13
                    Purchasing the Policy.............................    14
                    Premiums..........................................    14
                    Policy Lapse and Reinstatement....................    16
                    Examination of Policy (Cancellation Privilege)....    17
                    Special Transfer Privilege........................    17
                    Exchange Privilege................................    17
----------------------------------------------------------------------------
POLICY BENEFITS.......................................................    18
                    Cash Value Benefits...............................    18
                    Transfers.........................................    20
                    Loan Benefits.....................................    20
                    Death Proceeds....................................    22
                    Accelerated Payments of Death Proceeds............    25
                    Benefits at Maturity..............................    25
                    Payment Options...................................    26
----------------------------------------------------------------------------
CHARGES AND DEDUCTIONS................................................    27
                    Premium Expense Charge............................    27
                    Monthly Deduction.................................    27
                    Transfer Charge...................................    30
                    Surrender Charge..................................    30
                    Variable Account Charges..........................    30
----------------------------------------------------------------------------
THE DECLARED INTEREST OPTION..........................................    31
----------------------------------------------------------------------------
GENERAL PROVISIONS....................................................    33
----------------------------------------------------------------------------
DISTRIBUTION OF THE POLICIES..........................................    35
----------------------------------------------------------------------------
FEDERAL TAX MATTERS...................................................    35
----------------------------------------------------------------------------
ADDITIONAL INFORMATION................................................    39
----------------------------------------------------------------------------
FINANCIAL STATEMENTS..................................................    46
----------------------------------------------------------------------------
APPENDIX A............................................................   A-1
----------------------------------------------------------------------------
APPENDIX B............................................................   B-1
----------------------------------------------------------------------------

                   The Policy is not available in all States.


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

THE PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. NO CLAIM IS MADE THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

--------------------------------------------------------------------------------
                   DEFINITIONS
--------------------------------------------------------------------------------


ATTAINED AGE.................  The  Insured's age on his or her last  birthday on the Policy Date plus the number of Policy Years since the Policy Date.
BENEFICIARY..................  The person or  entity named  by the Policyowner  in the  application or  by later  designation  to receive  the death  proceeds upon  the death  of the
                               Insured.
BUSINESS DAY.................  Each day that the New York Stock  Exchange is open for trading, except  the day after Thanksgiving, the Friday after Christmas and any day on which the
                               Home  Office is closed  because of a weather-related  or comparable type of emergency and  is  unable  to  segregate  orders  and  redemption  requests received on that day.
CASH VALUE...................  The  total amount invested under the Policy. It is the sum of the values of the Policy in each subaccount of the Variable Account plus the value of the
                               Policy in the Declared Interest Option.
COMPANY......................  Farm Bureau Life Insurance Company.
DECLARED INTEREST OPTION.....  Net Premiums may be  allocated, and Cash Value  may be transferred, to  the
                               Declared  Interest Option.  Cash Value in  the Declared  Interest Option is
                               credited with interest at a declared rate guaranteed to be at least 4.5%.
DUE PROOF OF DEATH...........  Proof of death that is satisfactory to the Company. Such proof may  consist of the following if acceptable to the Company:
                               (a)  A certified copy of the death certificate;
                               (b)  A certified copy of a court decree reciting a finding of death; or
                               (c)  Any other proof satisfactory to the Company.
FUND.........................  FBL  Variable Insurance  Series Fund,  an open-end,  diversified management investment  company  in  which  the  Variable  Account  invests.  The  Fund currently  has six Portfolios:  the Value Growth  Portfolio, the High Grade
                               Bond Portfolio, the High Yield  Bond Portfolio, the Managed Portfolio,  the
                               Money Market Portfolio and the Blue Chip Portfolio.
GENERAL ACCOUNT..............  The  assets  of the  Company  other than  those  allocated to  the Variable
                               Account or any other separate account.
GRACE PERIOD.................  The 61-day period  beginning on the  date the Company  sends notice to  the
                               Policyowner  that  Net  Cash Value  is  insufficient to  cover  the monthly deduction.
HOME OFFICE..................  The principal offices of  the Company at 5400  University Avenue, West  Des
                               Moines, Iowa 50266.
INSURED......................  The person upon whose life the Policy is issued.
ISSUE DATE...................  The date which the Policy is issued and mailed to the Policyowner.
MATURITY DATE................  The  Policy Anniversary nearest the Insured's 95th birthday. It is the date on which the Policy terminates and the Policy's Cash Value less Policy Debt becomes payable to the Policyowner or the Policyowner's estate.
MONTHLY DEDUCTION DAY........  The same date in each  month as the Policy  Date. The monthly deduction  is made  on  the Business  Day coinciding  with  or immediately  following the
                               Monthly Deduction Day. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.")
NET ASSET VALUE..............  The total current value of each Subaccount's securities, cash,  receivables and other assets less liabilities.
NET CASH VALUE...............  The  Cash Value of  the Policy reduced  by any outstanding  Policy Debt and increased by any unearned loan interest.
NET PREMIUM..................  The amount  of premium  remaining  after the  premium expense  charge  (see
                               "CHARGES  AND DEDUCTIONS--Premium Expense Charge")  has been deducted. This amount will  be allocated,  according  to the  Policyowner's  instructions, among  the subaccounts  of the Variable  Account and  the Declared Interest
                               Option.

POLICY.......................  The flexible premium variable life insurance policy offered by the  Company and  described in this Prospectus, which term includes the Policy described in this Prospectus, the  Policy application, any supplemental  applications and any endorsements.
POLICY ANNIVERSARY...........  The same date in each year as the Policy Date.
POLICY DATE..................  The  date set  forth on  the Policy  data page  which is  used to determine
                               Policy Years, Policy Months and Policy Anniversaries. The Policy Date  may,
                               but will not always, coincide with the effective date of insurance coverage under the Policy. (See "THE POLICY--Purchasing the Policy.")
POLICY DEBT..................  The  sum of all outstanding Policy Loans and any due and unpaid policy loan interest.
POLICY LOAN..................  An amount borrowed by the Policyowner from the Company for which the Policy serves as the sole security. Interest on Policy Loans is payable in advance
                               (for the remainder of the Policy Year)  upon taking a Policy Loan and  upon each  Policy Anniversary thereafter  (for the following  Policy Year) until the Policy Loan is repaid.
POLICY MONTH.................  A one-month period beginning on a  Monthly Deduction Day and ending on  the day immediately preceding the next Monthly Deduction Day.
POLICYOWNER..................  The  person who  owns a  Policy. The original  Policyowner is  named in the application.
POLICY YEAR..................  A twelve-month  period  that starts  on  the Policy  Date  or on  a  Policy
                               Anniversary.
PORTFOLIO....................  A separate investment portfolio of the Fund.
SPECIFIED AMOUNT.............  The  minimum death  benefit payable  under a Policy  so long  as the Policy remains in force. The Specified Amount as  of the Policy Date is set  forth on the data page in each Policy.
SUBACCOUNT...................  A  subdivision  of the  Variable  Account. Net  premiums  for a  Policy are allocated, in accordance with the  instructions of the Policyowner, to  the
                               Value  Growth,  High Grade  Bond, High  Yield  Bond, Managed,  Money Market
                               and/or  Blue  Chip  Subaccounts  of  the  Variable  Account,  which  invest exclusively  in shares of, respectively, the Value Growth, High Grade Bond,
                               High Yield Bond,  Managed, Money  Market and  Blue Chip  Portfolios of  the
                               Fund.
UNIT VALUE...................  The  value determined by dividing each  Subaccount's Net Asset Value by the number of units outstanding at the time of calculation.
SURRENDER CHARGE.............  A charge that is assessed at the time of any partial or complete  surrender equal to the lesser of (i) $25 or (ii) 2.0% of the amount surrendered.
VALUATION PERIOD.............  The  period between  the close  of business (3:00  p.m. central  time) on a
                               Business Day and the close of business on the next Business Day.
VARIABLE ACCOUNT.............  Farm  Bureau  Life   Variable  Account,  a   separate  investment   account
                               established  by the  Company to  receive and  invest the  Net Premiums paid under the Policies.

--------------------------------------------------------------------------------
                   SUMMARY AND DIAGRAM OF THE POLICY
--------------------------------------------------------------------------------
                        THE FOLLOWING SUMMARY OF PROSPECTUS INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS. UNLESS OTHERWISE INDICATED, THE DESCRIPTION OF THE POLICY CONTAINED IN THIS PROSPECTUS ASSUMES THAT THE POLICY IS IN FORCE AND THAT THERE IS NO OUTSTANDING POLICY DEBT.
--------------------------------------------------------------------------------
THE POLICY
                       Under the Policy, subject to certain limitations, the Policyowner has flexibility in determining the frequency and amount of premiums. (See "THE POLICY-- Premiums.") Thus, unlike conventional fixed-benefit life insurance, the Policy does not require a Policyowner to adhere to a fixed premium schedule. Also, unlike conventional fixed-benefit life insurance, the amount and/or duration of the life insurance coverage and the Cash Value of the Policy is not guaranteed and may increase or decrease, depending upon the investment experience of the assets supporting the Policy. Accordingly, the Policyowner bears the investment risk of any depreciation of, but reaps the benefit of any appreciation in, the value of the underlying assets. As long as the Policy remains in force, the Policy will provide for death proceeds payable to the Beneficiary upon the Insured's death, the accumulation of Cash Value, surrender rights and policy loan privileges. The Policy will remain in force so long as Net Cash Value is sufficient to pay certain monthly charges imposed in connection with the Policy. The minimum Specified Amount for which a Policy will be issued is normally $25,000, although the Company may in its discretion issue Policies with Specified Amounts of less than $25,000.
                       Life Insurance is not a short-term investment. Prospective Policyowners should consider their need for insurance coverage and the Policy's long-term investment potential.
--------------------------------------------------------------------------------
THE VARIABLE ACCOUNT

                       Net Premiums are allocated, in accordance with the instructions of the Policyowner, to the Variable Account, the Declared Interest Option, or both. The Variable Account consists of six Subaccounts: the Value Growth Subaccount (formerly known as Growth Common Stock Subaccount), the High Grade Bond Subaccount, the High Yield Bond Subaccount, the Managed Subaccount, the Money Market Subaccount and the Blue Chip Subaccount. Each Subaccount invests exclusively in a corresponding Portfolio of the Fund.

                       Cash Value will, and death proceeds may, vary with the investment experience of the Subaccounts, as well as with the frequency and amount of premium payments, any partial surrenders and any charges imposed in connection with the Policy. (See "POLICY BENEFITS--Cash Value Benefits.")
--------------------------------------------------------------------------------
THE DECLARED INTEREST
OPTION
                       As an alternative to the Variable Account, the Policyowner may allocate or transfer all or a portion of the Cash Value to the Declared Interest Option, which guarantees a specified minimum rate of return. (See "THE DECLARED INTEREST OPTION.")
--------------------------------------------------------------------------------
PREMIUMS

                       The Company may require the Policyowner to pay an initial premium that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS-- Premium Expense Charge"), will be sufficient to pay the monthly deductions for the first three Policy Months. Each Policyowner will determine a planned periodic premium schedule. The Policyowner is not required to pay premiums in accordance with the planned periodic premium schedule. (See "THE POLICY--Premiums-- PLANNED PERIODIC PREMIUMS.") The schedule will provide for a premium payment of a level amount at a fixed interval over a specified period of time. Failure to pay premiums in accordance with the schedule will not itself cause the Policy to lapse. (See "THE POLICY--Policy Lapse and Reinstatement--LAPSE.") Subject to certain restrictions, unscheduled premium payments may also be made. (See "THE POLICY--Premiums--UNSCHEDULED PREMIUMS.")

                       A Policy will only lapse when Net Cash Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction") and a Grace Period expires without a sufficient payment (see "THE POLICY--Policy Lapse and Reinstatement--LAPSE"). With respect to premiums, therefore, the Policy differs in two important ways from a conventional life insurance policy. First, the failure to pay a planned periodic premium will not in itself automatically cause the Policy to lapse. Second, a Policy can lapse even if planned periodic premiums or premiums in other amounts have been paid.
--------------------------------------------------------------------------------
POLICY BENEFITS
                        CASH VALUE BENEFITS. The Policy provides for a Cash Value. The Cash Value will reflect the amount and frequency of premium payments, the investment experience of the chosen subaccounts of the Variable Account, the interest earned on the Cash Value in the Declared Interest Option, any Policy Loans, any partial surrenders and the charges imposed in connection with the Policy. The entire investment risk for amounts allocated to the Variable Account is borne by the Policyowner; the Company does not guarantee a minimum Cash Value. (See "POLICY BENEFITS--Cash Value Benefits-- CALCULATION OF CASH VALUE.")
                       The Policyowner may, at any time, surrender a Policy and receive the Net Cash Value. Subject to certain limitations, the Policyowner may also partially surrender the Policy and obtain a portion of the Net Cash Value at any time prior to the Maturity Date. Partial surrenders will reduce both the Cash Value and death proceeds payable under the Policy. (See "POLICY BENEFITS--Cash Value Benefits--SURRENDER PRIVILEGES.") A charge will be assessed upon partial or complete surrender. (See "CHARGES AND DEDUCTIONS--Surrender Charge.")

                        TRANSFERS. A Policyowner may transfer amounts among the subaccounts of the Variable Account an unlimited number of times in a Policy Year; however, only one transfer per Policy Year may be made between the Declared Interest Option and the Variable Account. The first transfer in a Policy Year is free; subsequent transfers in that Policy Year will be assessed a charge of $25. The transfer charge, unless paid in cash, will be deducted from the amount transferred. (See "POLICY BENEFITS-- Transfers.") A transfer from the Variable Account to the Declared Interest Option requested in connection with the exercise of the special transfer privilege under the Policy (see "THE POLICY--Special Transfer Privilege") will not be considered a transfer for purposes of the one-transfer limit or the $25 charge.

                        POLICY LOANS. So long as a Policy is in force and has a positive Net Cash Value, the Policyowner may borrow up to 90% of the Policy's Cash Value as of the end of the Valuation Period during which the request for the Policy Loan is received at the Home Office, less any previously outstanding Policy Debt. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "FEDERAL TAX MATTERS-- Policy Proceeds.")

                       Interest on Policy Loans is payable in advance for each Policy Year at an annual rate that will not exceed 7.4% per year in advance (which is equal to an effective rate of 8.0%). When a Policy Loan is made, an amount equal to the Policy Loan will be transferred to, and segregated within, the Declared Interest Option as security for the Policy Loan and will earn interest daily at a fixed annual rate. (See "POLICY BENEFITS--Loan Benefits--POLICY LOANS.") Upon partial or full repayment of Policy Debt, the portion of the Cash Value in the Declared Interest Option securing the repaid portion of the Policy Debt will no longer be segregated within the Declared Interest Option as security for Policy Debt, but will remain in the Declared Interest Option unless, and until, the Policyowner transfers such amount to one or more of the subaccounts of the Variable Account. (See "POLICY BENEFITS--Loan Benefits-- REPAYMENT OF POLICY DEBT.") Any outstanding Policy Debt, reduced by any unearned loan interest, will be deducted from the proceeds payable upon death or surrender. Any outstanding Policy Debt will be deducted from the proceeds payable upon maturity. Depending upon investment performance of Net Cash Value and on the amount of Policy Debt, loans may cause a policy to lapse. If a Policy is not a modified endowment contract, lapse of the Policy with loans outstanding may have adverse tax consequences. (See "FEDERAL TAX MATTERS--Policy Proceeds.")

                        DEATH PROCEEDS. The Policies provide for the payment of death proceeds following receipt by the Company (at its
                       Home Office) of Due  Proof of Death  of the Insured.  The

                       Policy contains two death benefit options. Under Option A, the death benefit is the greater of the sum of the Specified Amount and the Policy's Cash Value, or the Cash Value multiplied by the specified amount factor for the Insured's Attained Age, as set forth in the Policy. Under Option B, the death benefit is the greater of the Specified Amount, or the Cash Value multiplied by the specified amount factor for the Insured's Attained Age, as set forth in the Policy. For this purpose, all calculations are made as of the end of the Business Day coinciding with or immediately following the date of death.

                       Under either death benefit option, so long as the Policy remains in force, the death benefit will not be less than the Specified Amount of the Policy on the date of death. The death benefit may, however, exceed the Specified Amount. The amount by which the death benefit exceeds the Specified Amount depends upon the death benefit option chosen and the Cash Value of the Policy. (See "POLICY BENEFITS--Death Proceeds.") To determine the death proceeds, the death benefit will be reduced by any outstanding Policy Debt and increased by any unearned loan interest and any premiums paid after the date of death. The proceeds may be paid in a lump sum or in accordance with a payment option. (See "POLICY BENEFITS--Payment Options.")

                       Anytime after the first Policy Year, the Policyowner may, subject to certain restrictions, adjust the death benefit payable under the Policy by increasing or decreasing the Specified Amount. (See "POLICY BENEFITS--Death Proceeds--CHANGE IN EXISTING COVERAGE.") In addition, the Policyowner may, at any time, change the death benefit option in effect. (See "POLICY BENEFITS--Death Proceeds--CHANGE IN DEATH BENEFIT OPTION.")

                        BENEFITS AT MATURITY. If the Insured is alive and the Policy is in force on the Maturity Date, the Policyowner will be paid the Cash Value of the Policy as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Policy Debt.
--------------------------------------------------------------------------------
CHARGES
                        PREMIUM EXPENSE CHARGE. The Net Premium equals the premium paid less a premium expense charge. The premium expense charge consists of a 5.0% sales charge (used to compensate the Company for expenses incurred in connection with the distribution of the Policies) and a 2.0% premium tax charge (used to compensate the Company for premium taxes imposed by various states and subdivisions thereof). (See "CHARGES AND DEDUCTIONS--Premium Expense Charge.")
                        CASH VALUE CHARGES. Cash Value will be reduced each Policy Month on the Monthly Deduction Day by a monthly deduction equal to the sum of a cost of insurance charge, the cost of any additional insurance benefits added by rider and an administrative charge of $3.00. In addition, during the first twelve Policy Months and during the twelve Policy Months immediately following an increase in Specified Amount, the monthly deduction will include a first year monthly administrative charge. This charge will range from $0.05 to $0.50 per $1,000 of Specified Amount and will depend upon the Attained Age of the Insured and the Policy's total Specified Amount. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--FIRST YEAR MONTHLY ADMINISTRATIVE CHARGE.") The monthly deduction will vary in amount from month to month. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.")

                       Upon partial or complete surrender of a Policy, a charge equal to the lesser of $25 or 2.0% of the amount surrendered will be assessed. (See "CHARGES AND DEDUCTIONS--Surrender Charge.") During a Policy Year, a charge will be made for the second and subsequent transfers of assets among the Subaccounts and between the Variable Account and the Declared Interest Option. (See "CHARGES AND DEDUCTIONS--Transfer Charge.")

                        CHARGES AGAINST THE VARIABLE ACCOUNT. A daily charge at the rate of .0024548% of the average daily net assets of each Subaccount will be imposed to compensate the Company for certain mortality and expense risks incurred in connection with the Policies. (See "CHARGES AND DEDUCTIONS--Variable Account Charges.") This corresponds to an effective annual rate of .90%.

                       Currently, no charge is made to the Variable Account for federal income taxes that may be attributable to the Variable Account. The Company may, however, make such a charge in the future.

                        FUND EXPENSES. In addition, because the Variable Account purchases shares of the Fund, the value of the net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by the Fund. (See "CHARGES AND DEDUCTIONS--Variable Account Charges--FUND EXPENSES.")
--------------------------------------------------------------------------------
DISTRIBUTION OF THE
POLICIES
                       The Policies will be distributed by registered representatives of FBL Marketing Services, Inc. FBL Marketing Services, Inc., a wholly-owned indirect subsidiary of the Company, is registered as a broker-dealer with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc.
--------------------------------------------------------------------------------
TAX TREATMENT
                       If a Policy is issued on the basis of a standard premium class, while there is some uncertainty, the Company believes that the Policy should qualify as a life insurance contract for federal income tax purposes. If a Policy is issued on a substandard basis, it is not clear whether or not the Policy would qualify as a life insurance contract for federal income tax purposes. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, the Cash Value under a Policy should be subject to the same federal income tax treatment as cash value under a conventional fixed-benefit Policy. Under existing tax law, the Policyowner is not deemed to be in constructive receipt of Cash Values under a Policy until there is a distribution from the Policy. Like death benefits payable under conventional life insurance policies, death proceeds payable under a Policy should be completely excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally will not be taxed on these proceeds.
                       A Policy entered into or "materially changed" after June 20, 1988 may be treated as a "modified endowment contract" depending upon the amount of premiums paid in relation to the death benefit. If the Policy is a modified endowment contract, then all pre-death distributions, including Policy Loans, will be treated first as a distribution of taxable income and then as a return of basis or investment in the contract. In addition, prior to age 59 1/2, any such distributions generally will be subject to a 10% additional tax. For further discussion of modified endowment contracts, including a discussion of premium limitation rules, see "FEDERAL TAX MATTERS--Modified Endowment Contracts."

                       If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as a disbursement of taxable income. Moreover, loans will not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% additional tax. (See "FEDERAL TAX MATTERS.")
--------------------------------------------------------------------------------
CANCELLATION
PRIVILEGE

                       The Policyowner is granted a 20-day period following receipt of the Policy in which to examine and return the Policy. The Policyowner will receive the Policy's Cash Value plus an amount approximately equal to any charges which have been deducted from premiums, Cash Value and the Variable Account. (Owners in the State of Utah will receive the greater of (1) the Policy's Cash Value plus an amount approximately equal to any charges which have been deducted from premiums, Cash Value and the Variable Account or (2) premiums paid.) (See "THE POLICY--Examination of Policy (Cancellation Privilege).")

--------------------------------------------------------------------------------
ILLUSTRATIONS
                       Sample projections of hypothetical Policy values are included starting at page A-1 of this Prospectus. These projections of hypothetical values may be helpful in understanding the long-term effects of different levels of investment performance, charges and deductions, electing one or the other death benefit option and generally in comparing this Policy to other life insurance policies. NONETHELESS, THE ILLUSTRATIONS ARE BASED ON HYPOTHETICAL INVESTMENT RATES OF RETURN AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. Actual rates of return may be more or less than those reflected in the illustrations and, therefore, actual values will be different from those illustrated.

                       This Prospectus describes only those aspects of the Policy that relate to the Variable Account, except where Declared Interest Option matters are specifically mentioned. For a brief summary of the aspects of the Policy relating to the Declared Interest Option, see "THE DECLARED INTEREST OPTION."
--------------------------------------------------------------------------------
DIAGRAM
                       The diagram below illustrates how premium payments are distributed in the Policy.
                                                Graphic

--------------------------------------------------------------------------------
                   FARM BUREAU LIFE INSURANCE COMPANY
                   AND THE VARIABLE ACCOUNT
--------------------------------------------------------------------------------
FARM BUREAU LIFE
INSURANCE COMPANY

                       The Company is a stock life insurance company which was incorporated in the State of Iowa on October 30, 1944. 100% of the outstanding voting shares of the Company are owned by FBL Financial Group, Inc. At December 31, 1996, 63.86% of the outstanding voting shares of FBL Financial Group, Inc. is owned by Iowa Farm Bureau Federation. The Company is principally engaged in the offering of life insurance policies, disability income insurance policies and annuity contracts and is admitted to do business in fifteen states--Arizona, Colorado, Idaho, Iowa, Kansas, Minnesota, Montana, Nebraska, New Mexico, North Dakota, Oklahoma, South Dakota, Utah, Wisconsin and Wyoming. The principal offices of the Company are at 5400 University Avenue, West Des Moines, Iowa 50266.

--------------------------------------------------------------------------------
IOWA FARM BUREAU
FEDERATION
                       Iowa Farm Bureau Federation is an Iowa not-for-profit corporation, the members of which are county Farm Bureau organizations and their individual members. Iowa Farm Bureau Federation is primarily engaged, through various divisions and subsidiaries, in the formulation, analysis and promotion of programs (at local, state, national and international levels) that are designed to foster the educational, social and economic advancement of its members. The principal offices of Iowa Farm Bureau Federation are at 5400 University Avenue, West Des Moines, Iowa 50266.
--------------------------------------------------------------------------------
THE VARIABLE ACCOUNT
                       The Variable Account was established by the Company as a separate account on March 3, 1987. The Variable Account will receive and invest the Net Premiums paid under the Policies. In addition, the Variable Account may receive and invest net premiums for any other variable life insurance policies issued in the future by the Company. Although the assets in the Variable Account are the property of the Company, the assets in the Variable Account attributable to the Policies generally are not chargeable with liabilities arising out of any other business which the Company may conduct. The assets of the Variable Account are available to cover the general liabilities of the Company only to the extent that the Variable Account's assets exceed its liabilities arising under the Policies and any other policies supported by the Variable Account. The Company has the right to transfer to the General Account any assets of the Variable Account which are in excess of such reserves and other policy liabilities.

                       The Variable Account currently is divided into six Subaccounts but may, in the future, include additional subaccounts. Each Subaccount invests exclusively in shares of a single corresponding Portfolio of the Fund. Income and realized and unrealized gains or losses from the assets of each Subaccount are credited to or charged against, that Subaccount without regard to income, gains or losses from any other Subaccount.

                       The Variable Account has been registered as a unit investment trust under the Investment Company Act of 1940 and meets the definition of a separate account under the federal securities laws. Registration with the Securities and Exchange Commission does not involve supervision of the management or investment practices or policies of the Variable Account or the Company by the Commission. The Variable Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.
--------------------------------------------------------------------------------
FBL VARIABLE
INSURANCE SERIES FUND

                       The Variable Account invests in shares of the Fund, a mutual fund of the series type with six investment
                       Portfolios. The Fund currently has a Value Growth Portfolio, High Grade Bond Portfolio, High Yield Bond Portfolio, Managed Portfolio, Money Market Portfolio and Blue Chip Portfolio. The Fund may, in the future, provide for additional portfolios. Each Portfolio has its own investment objectives and the income and losses for each Portfolio of the Fund will be determined separately.

                       The investment objectives and policies of each Portfolio are summarized below. There is no assurance that any Portfolio will achieve its stated objectives. More detailed information, including a description of risks, may be found in the prospectus for the Fund, which must accompany or precede this Prospectus and which should be read carefully and retained for future reference.


                           VALUE GROWTH PORTFOLIO. This Portfolio seeks long-term capital appreciation. The Portfolio pursues its objective by investing primarily in equity securities of companies that the investment adviser believes have a potential to earn a high return on equity and/or in equity securities that the investment adviser believes are undervalued by the market place. Such equity securities may include common stock, preferred stock and securities convertible or exchangeable into common stock.



                           HIGH GRADE BOND PORTFOLIO. This Portfolio seeks as high a level of current income as is consistent with a high grade portfolio of debt securities. The Portfolio will pursue this objective by investing primarily in debt securities rated

                           AAA, AA or A by Standard & Poor's Corporation and/or Aaa, Aa or A by Moody's Investors Service, Inc., and in securities issued or guaranteed by the United States government or its agencies or instrumentalities.

                           HIGH YIELD BOND PORTFOLIO. This Portfolio seeks, as a primary objective, as high a level of current income as is consistent with investment in a portfolio of fixed-income securities rated in the lower categories of established rating services. As a secondary objective, the Portfolio seeks capital appreciation when consistent with its primary objective. The Portfolio pursues these objectives by investing primarily in fixed-income securities rated Baa or lower by Moody's Investors Service, Inc. and/or BBB or lower by Standard & Poor's Corporation, or in unrated securities of comparable quality. AN INVESTMENT IN THIS PORTFOLIO MAY ENTAIL GREATER THAN ORDINARY FINANCIAL RISK. (See the Fund Prospectus "PRINCIPAL RISK FACTORS--Special Considerations--High Yield Bonds.")


                           MANAGED PORTFOLIO. This Portfolio seeks the highest total investment return of income and capital appreciation. The Portfolio will pursue this objective through a fully managed investment policy consisting of investments in the following three market sectors: (i) growth common stocks and securities convertible or exchangeable into growth common stocks, including warrants and rights; (ii) high grade debt securities and preferred stocks of the type in which the High Grade Bond Portfolio may invest; and (iii) high quality short-term money market instruments of the type in which the Money Market Portfolio may invest.


                           MONEY MARKET PORTFOLIO. This Portfolio seeks maximum current income consistent with liquidity and stability of principal. The Portfolio will pursue this objective by investing in high quality short-term money market instruments. AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                           BLUE CHIP PORTFOLIO. This Portfolio seeks growth of capital and income. The Portfolio pursues this objective by investing primarily in common stocks of well-capitalized, established companies. Because this Portfolio may be invested heavily in particular stocks or industries, an investment in this Portfolio may entail relatively greater risk of loss.

                       The Fund currently sells shares only to the Variable Account and a separate account of the Company supporting variable annuity contracts. The Fund may in the future sell shares to other separate accounts of the Company or its life insurance company affiliates supporting other variable insurance products, or to variable life insurance and variable annuity separate accounts of insurance companies not affiliated with the Company. The Company currently does not foresee any disadvantages to Policyowners arising from the sale of shares to support its variable annuity contracts or that would arise if the Fund were to offer its shares to support products other than the Policies or such variable annuity contracts. However, the management of the Fund intends to monitor events in order to identify any material irreconcilable conflicts that might possibly arise if the Fund were to offer the shares to support products other than the Policies or such variable annuity contracts. In that event, it would determine what action, if any, should be taken in response to those events or conflicts. In addition, if the Company believes that the Fund's response to any of those events or conflicts insufficiently protects Policyowners, it will take appropriate action on its own, including withdrawing the Variable Account's investment in the Fund. (See the Fund Prospectus for more detail.)

                                STRUCTURAL CHART


                                     [CHART]

                       FBL Investment Advisory Services, Inc. (the "Adviser") serves as investment adviser to the Fund and manages its assets in accordance with policies, programs and guidelines established by the Trustees of the Fund. The Adviser is a wholly-owned, indirect subsidiary of the Company. As compensation for the advisory and management services provided by the Adviser, the Fund has agreed to pay the Adviser an annual management fee, accrued daily and payable monthly, based on an annual percentage of the average daily net assets of each Portfolio as follows:


                                                                          AVERAGE DAILY NET
                                                                                ASSETS
                                                                 ------------------------------------
                                                                    FIRST       SECOND       OVER
                                                                    $200         $200        $400
PORTFOLIO                                                          MILLION     MILLION      MILLION
                                                                 -----------  ----------  -----------
Value Growth...................................................       0.45 %     0.45  %       0.40 %
High Grade Bond................................................       0.30 %     0.275 %       0.25 %
High Yield Bond................................................       0.45 %     0.45  %       0.40 %
Managed........................................................       0.45 %     0.45  %       0.45 %
Money Market...................................................       0.25 %     0.25  %       0.25 %
Blue Chip......................................................       0.20 %     0.20  %       0.20 %



                       The Adviser, at its expense, furnishes the Fund with office space and facilities, simple business equipment, advisory, research and statistical facilities, and
                       clerical   services  and  personnel   to  administer  the
                       business affairs of the Fund. The Fund pays its other expenses. The Adviser has agreed to reimburse the Fund to the extent that the annual operating expenses (including the investment advisory fee but excluding brokerage, interest, taxes and extraordinary expenses) of any Portfolio of the Fund exceed 1.50% of average daily net assets of that Portfolio for any fiscal year of the Fund. This reimbursement agreement will remain in effect as long as the Investment Advisory agreement remains in effect and cannot be changed without shareholder approval. Additionally, the Adviser has agreed to reimburse any Portfolio to the extent that annual operating expenses, including the investment advisory fee, exceed .55% for the period January 1, 1997 through April 30, 1997, and exceed .65% for the period May 1, 1997 through December 31, 1997. There can be no assurance that the Adviser will continue to limit expenses beyond December 31, 1997. (See "CHARGES AND DEDUCTIONS--Variable Account Charges--FUND EXPENSES.")

                       The Fund is registered with the Securities and Exchange Commission as an open-end, diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Fund by the Securities and Exchange Commission.
--------------------------------------------------------------------------------
ADDITION, DELETION OR
SUBSTITUTION OF
INVESTMENTS
                       The Company reserves the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares of the mutual fund Portfolios that are held by the Variable Account or that the Variable Account may purchase. If the shares of a Portfolio are no longer available for investment or if, in its judgment, further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, the Company reserves the right to dispose of the shares of any Portfolio of the Fund and to substitute shares of another Portfolio of the Fund or of another open-end, registered management investment company. The Company will not substitute any shares attributable to a Policyowner's Cash Value in the Variable Account without notice to and prior approval of the Securities and Exchange Commission, to the extent required by the Investment Company Act of 1940 or other applicable law. Nothing contained in this Prospectus shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Policyowners. The Company also reserves the right to establish additional subaccounts of the Variable Account, each of which would invest in shares of a new portfolio of the Fund, or in shares of another investment company, with a specified investment objective. New subaccounts may be established when, in the sole discretion of the Company, marketing, tax or investment conditions warrant, and any new subaccounts may be made available to existing Policyowners on a basis to be determined by the Company. Subject to obtaining any approvals or consents required by applicable law, the assets of one or more Subaccounts may be transferred to any other Subaccount(s), or one or more Subaccounts may be eliminated or combined with any other Subaccount(s) if, in the sole discretion of the Company, marketing, tax or investment conditions warrant.

                       In  the  event of  any such  substitution or  change, the
                       Company may, by appropriate endorsement, make such changes in these and other policies as may be necessary or appropriate to reflect such substitution or change. If deemed by the Company to be in the best interests of persons having voting rights under the Policies, the Variable Account may be operated as a management company under the Investment Company Act of 1940, may be
                       deregistered  under   that   Act  in   the   event   such
                       registration is no longer required, or, subject to obtaining any approvals or consents required by applicable law, may be combined with other Company separate accounts. To the extent permitted by applicable law, the Company may also transfer the assets of the Variable Account associated with the Policies to another separate account. In addition, the Company may, when permitted by law, restrict or eliminate any voting rights of Policyowners or other persons who have voting rights as to the Variable Account. (See "ADDITIONAL INFORMATION--Voting Rights.")
--------------------------------------------------------------------------------
                   THE POLICY
--------------------------------------------------------------------------------
PURPOSE OF THE POLICY
                       The Policy is designed to provide the Policyowner with both lifetime insurance protection and significant flexibility in connection with the amount and frequency of premium payments and the level of death proceeds payable under a Policy. Unlike conventional life insurance, the Policyowner is not required to pay scheduled premiums to keep a Policy in force, but may, subject to certain limitations, vary the frequency and amount of premium payments. Moreover, the Policy allows a Policyowner to adjust the level of death proceeds payable under a Policy, without having to purchase a new policy, by increasing or decreasing the Specified Amount. Thus, as insurance needs or financial conditions change, the Policyowner has the flexibility to adjust death proceeds and vary premium payments.

                       The Policy varies from conventional fixed-benefit life insurance in a number of additional respects. Because the death proceeds may, and the Cash Value will, vary with the investment experience of the chosen Subaccounts, the Policyowner bears the investment risk of any depreciation of, but reaps the benefit of any appreciation in, the value of the underlying assets. As a result, whether or not a Policy continues in force may depend in part upon the investment experience of the chosen Subaccounts. The failure to pay a planned periodic premium will not necessarily cause the Policy to lapse, but the Policy could lapse even if planned periodic premiums have been paid, depending upon the investment experience of the Variable Account.

                       Life Insurance is not a short-term investment. Prospective policyowners should consider their need for insurance coverage and the Policy's long-term investment potential. A prospective policyowner who already has life insurance coverage should consider whether or not changing or adding to existing coverage would be advantageous. Generally, it is not advisable to purchase another policy to replace an existing policy.
--------------------------------------------------------------------------------
PURCHASING THE POLICY
                       Before it will issue a Policy, the Company must receive a completed application, including payment of the initial premium, at its Home Office. A Policy ordinarily will be issued only for Insureds who are 0 to 80 years of age at their last birthday and who supply satisfactory evidence of insurability to the Company. Acceptance is subject to the Company's underwriting rules and the Company may, in its sole discretion, reject any application or premium for any reason. The minimum Specified Amount for which a Policy will be issued is normally $25,000, although the Company may, in its discretion, issue Policies with Specified Amounts of less than $25,000.
                       The Policy Date will be the later of (i) the date of the initial application, or (ii) if additional medical or other information is required pursuant to the Company's underwriting rules, the date all such additional information is received by the Company at its Home
                       Office. The Policy Date may also be any other date mutually agreed to by the Company and the Policyowner. If the later of (i) and (ii) above is the 29th, 30th or 31st of any month, the Policy Date will be the 28th of such month. The Policy Date is the date used to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy.

                       The effective date of insurance coverage under the Policy will be the later of (i) the Policy Date, (ii) if an amendment to the initial application is required pursuant to the Company's underwriting rules, the date the Insured signs the last such amendment, or (iii) the date on which the full initial premium is received by the Company at its Home Office.
--------------------------------------------------------------------------------
PREMIUMS
                       Subject to certain limitations, a Policyowner has flexibility in determining the frequency and amount of premiums.
                        PREMIUM FLEXIBILITY. Unlike conventional insurance policies, the Policy frees the Policyowner from the requirement that premiums be paid in accordance with a rigid and inflexible premium schedule. The Company may require the Policyowner to pay an initial premium equal to the greater of $100 or an amount that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"), will be sufficient to pay the monthly deduction for the first three Policy Months. Thereafter, subject to the minimum and maximum premium limitations described below, a Policyowner may also make unscheduled premium payments at any time prior to the Maturity Date.


                       The Company offers a conversion program for its term insurance or Executive Term policies. Under the program, owners of a term policy issued by the Company can elect to convert their term insurance policy to a permanent insurance Policy at any time between the first and sixth policy anniversaries of their term policy. Upon conversion, the Company will credit to the initial premium for the Policy an amount equal to the annual premium paid on the term policy, up to a limit of $5.00 per $1,000 of the term insurance face amount. Custom Term II contains a Premium Credit Benefit that allows the policy owner credit towards the purchase of a Policy at any time between the first and sixth policy anniversaries on their term policy. Upon exercise of this benefit, the

                       Company will credit to the initial premium for the Policy an amount equal to the annual premium paid on the term policy, up to a limit of $5.00 per $1,000 of the term insurance face amount. The existing Custom Term II policy need not be canceled to use this benefit. These credits will be treated as a premium for purposes of Policy provisions applicable to premiums, such as premium taxes and sales charges. Please see your registered representative for more information. A commission is paid to a registered representative upon a conversion.


                        PLANNED PERIODIC PREMIUMS. Each Policyowner will determine a planned periodic premium schedule that provides for the payment of a level premium over a specified period of time on a quarterly, semi-annual or annual basis. The Company may, at its discretion, permit planned periodic payments to be made on a monthly basis. Periodic reminder notices ordinarily will be sent to the Policyowner for each planned periodic premium. Depending on the duration of the planned periodic premium schedule, the timing of planned payments could affect the tax status of the Policy. (See "FEDERAL TAX MATTERS.")

                       The Policyowner is not required to pay premiums in accordance with the planned periodic premium schedule. Furthermore, the Policyowner has considerable flexibility to alter the amount, frequency and the time period over which planned periodic premiums are paid; however, no planned periodic payment may be less than $100 without the Company's consent. Changes in the planned premium schedule may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

                       The payment of a planned periodic premium will not guarantee that the Policy remains in force. Instead, the duration of the Policy depends upon the Policy's Cash Value. Thus, even if planned periodic premiums are paid by the Policyowner, the Policy will nevertheless lapse if Net Cash Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction") and a Grace Period expires without a sufficient payment (see "THE POLICY--Policy Lapse and Reinstatement--LAPSE").

                        UNSCHEDULED PREMIUMS. Each unscheduled premium payment must be at least $100; however, the Company may, in its discretion, waive this minimum requirement. The Company reserves the right to limit the number and amount of unscheduled premium payments. An unscheduled premium payment may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

                        PREMIUM LIMITATIONS. In no event may the total of all premiums paid, both planned periodic and unscheduled, exceed the applicable maximum premium limitation imposed by federal tax laws. Because the maximum premium limitation is in part dependent upon the Specified Amount for each Policy, changes in the Specified Amount may affect this limitation. If at any time a premium is paid which would result in total premiums exceeding the applicable maximum premium limitation, the Company will accept only that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the applicable maximum premium limitation.

                        PAYMENT OF PREMIUMS. Payments made by the Policyowner will be treated first as payment of any outstanding
                       Policy Debt unless the Policyowner indicates that the payment should be treated otherwise. Where no indication is made, any portion of a payment that exceeds the amount of any outstanding Policy Debt will be treated as a premium payment.

                        NET PREMIUMS. The Net Premium is the amount available for investment. The Net Premium equals the premium paid less the premium expense charge. (See "CHARGES AND DEDUCTIONS--Premium Expense Charge.")

                        ALLOCATION OF NET PREMIUMS. In the application for a Policy, the Policyowner can allocate Net Premiums or portions thereof to the Subaccounts, to the Declared Interest Option, or both. Notwithstanding the allocation in the application, the Net Premiums will first be allocated to the Money Market Subaccount as of the Issue Date. When the Company receives, at its Home Office, a notice signed by the Policyowner that the Policy has been received and accepted, the Policy's Cash Value in the Money

                       Market Subaccount automatically will be allocated, without charge, among the Subaccounts and the Declared Interest Option in accordance with the Policyowner's percentage allocation in the application. The Policyowner does not waive his cancellation privilege by sending the signed notice of receipt and acceptance of the Policy to the Company (see "THE POLICY--Examination of Policy (Cancellation Privilege)").

                       Net Premiums received after the date the Company receives the signed notice will be allocated in accordance with the Policyowner's percentage allocation in the application or the most recent written instructions of the Policyowner. The minimum percentage of each premium that may be allocated to any subaccount of the Variable Account or to the Declared Interest Option is 10%; no fractional percentages will be permitted. The allocation for future Net Premiums may be changed without charge, at any time while the Policy is in force, by providing the Company with written notice on a form acceptable to the Company signed by the Policyowner. The change will take effect on the date the written notice is received at the Home Office and will have no effect on prior cash values.
--------------------------------------------------------------------------------
POLICY LAPSE AND
REINSTATEMENT
                        LAPSE. Unlike conventional life insurance policies, the failure to make a planned periodic premium payment will not itself cause a Policy to lapse. Lapse will occur only when Net Cash Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction") and a Grace Period expires without a sufficient payment. Insurance coverage will continue during the Grace Period, but the Policy will be deemed to have no Cash Value for purposes of Policy Loans and surrenders during such Grace Period. The death proceeds payable during the Grace Period will equal the amount of the death proceeds payable immediately prior to the commencement of the Grace Period, reduced by any due and unpaid monthly deductions. To avoid lapse and termination of the Policy without value, the Company must receive from the Policyowner during the Grace Period a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS-- Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS--Monthly Deduction"). A Grace Period of 61 days will commence on the date the Company sends a notice of any insufficiency to the Policyowner.

                        REINSTATEMENT. Prior to the Maturity Date, a lapsed Policy may be reinstated at any time within five years of the Monthly  Deduction Day  immediately preceding  the
                       Grace Period which expired without payment of the required premium. Reinstatement is effected by submitting the following items to the Company:

                       1. A written application for reinstatement signed by the Policyowner and the Insured;

                       2.  Evidence of insurability satisfactory to the Company;

                       3. A premium that, after the deduction of the premium expense charge, is at least sufficient to keep the Policy in force for three months; and

                       4. An amount equal to the monthly cost of insurance for the two Policy Months prior to lapse.

                       (State law may limit the premium to be paid on reinstatement to an amount less than that described.) To the extent that the first year monthly administrative charge was not deducted for a total of twelve Policy Months prior to lapse, such charge will continue to be deducted following reinstatement of the Policy until such charge has been assessed, both before and after the lapse, for a total of 12 Policy Months. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.") The Company will not reinstate a Policy surrendered for its Cash Value. The lapse of a Policy with loans outstanding may have adverse tax consequences (see "FEDERAL TAX MATTERS-- Policy Proceeds").

                       The effective date of the reinstated Policy will be the Monthly Deduction Day coinciding with or next following the date the Company approves the application for reinstatement.
--------------------------------------------------------------------------------
EXAMINATION OF POLICY
(CANCELLATION
PRIVILEGE)
                       The Policyowner may cancel the Policy by delivering or mailing written notice or sending a telegram to the Company at its Home Office, and returning the Policy to the Company at its Home Office before midnight of the twentieth day after the Policyowner receives the Policy. Notice given by mail and return of the Policy by mail are effective on being postmarked, properly addressed and postage prepaid.

                       With respect to all Policies, the Company will refund, within seven days after receipt of satisfactory notice of cancellation and the returned Policy at its Home Office, an amount equal to the sum of (a) the Cash Value of the Policy on the Business Day on or next following the date the Policy is received by the Company at its Home Office,
                       (b) any premium expense charges which were deducted from premiums, (c) monthly deductions made on the Policy Date and any Monthly Deduction Day, and (d) amounts approximating the daily mortality and expense risk charges against the Variable Account. (Owners in the state of Utah will receive the greater of (1) the Policy's Cash Value plus an amount approximately equal to any charges which have been deducted from premiums, Cash Value and the Variable Account or (2) premiums paid.)

--------------------------------------------------------------------------------
SPECIAL TRANSFER
PRIVILEGE
                       A Policyowner may, at any time prior to the Maturity Date while the Policy is in force, convert the Policy to a flexible premium fixed-benefit life insurance policy by requesting that all of the Cash Value in the Variable Account be transferred to the Declared Interest Option. The Policyowner may exercise this special transfer privilege once each Policy Year. Once a Policyowner exercises the special transfer privilege, all future premium payments automatically will be credited to the Declared Interest Option, until such time as the Policyowner requests a change in allocation. No charge will be imposed for any transfers resulting from the exercise of the special transfer privilege.
--------------------------------------------------------------------------------
EXCHANGE PRIVILEGE
                       The Company will permit the owner of a flexible premium fixed-benefit life insurance policy issued by the Company or Western Farm Bureau Life Insurance Company (a company held by the same holding company as the Company) ("fixed-benefit policy"), within 12 months of the policy date shown in such policy, to exchange his fixed-benefit policy for a Policy on the life of the Insured.
                       The Policy Date will be the date the application for the Policy is signed. The Policy will have a Specified Amount equal to the specified amount of the fixed-benefit policy. No evidence of insurability is required to exercise this privilege. The Insured will be placed in the premium class applicable to the initial specified amount under the fixed-benefit policy, unless there has been an underwritten increase in specified amount, in which event the Insured will be placed, with respect to the entire Specified Amount under the Policy, in the premium class applicable to such increase in specified amount.

                       The net cash value of the fixed-benefit policy will initially be allocated to the Money Market Subaccount. When the Company receives, at its Home Office, a notice signed by the Policyowner that the Policy has been received and accepted, the policy's cash value in the Money Market Subaccount automatically will be allocated, without charge, among the Subaccounts and the Declared Interest Option pursuant to the allocation instructions set forth in the application for the Policy.

                       The Company will waive the sales charge and premium taxes (see "CHARGES AND DEDUCTIONS--Premium Expense Charge--SALES CHARGE, and--PREMIUM TAXES") on the net cash value of the fixed-benefit policy applied to the Policy pursuant to the exchange. In addition, the Company will assess the First Year Monthly Administrative Charge (see "CHARGES AND DEDUCTIONS--Monthly Deduction--FIRST YEAR MONTHLY ADMINISTRATIVE CHARGE") only to the extent that 12 monthly per $1,000 charges under the fixed-benefit policy have not been assessed. Otherwise, charges and deductions will be made in the manner and amounts described elsewhere in this Prospectus.

                       An exchanging owner will not be permitted to carry over an outstanding loan under his fixed-benefit policy. Any outstanding loan and loan interest may be repaid prior to the date of exchange. If not repaid prior to the date of exchange, the amount of the outstanding loan and interest thereon will be reflected in the net cash value of the fixed-benefit policy. To the extent a fixed-benefit policy with an outstanding loan is exchanged for an unencumbered Policy, the exchanging owner could recognize income at the time of the exchange up to the amount of such loan (including any due and unpaid interest on such loan). (See "FEDERAL TAX MATTERS--Tax Treatment of Policy Benefits.")
--------------------------------------------------------------------------------
                   POLICY BENEFITS
--------------------------------------------------------------------------------
                       While a Policy is in force, it provides for certain benefits prior to the Maturity Date. Subject to certain limitations, the Policyowner may at any time obtain all or a portion of the Net Cash Value by completely or partially surrendering the Policy. (See "POLICY BENEFITS--Cash Value Benefits--SURRENDER PRIVILEGES.") In addition, the Policyowner has certain policy loan privileges under the Policies. (See "POLICY BENEFITS--Loan Benefits--POLICY LOANS.") The Policy also provides for the payment of death proceeds upon the death of the Insured under one of two death benefit options selected by the Policyowner (see "POLICY BENEFITS--Death Proceeds-- DEATH BENEFIT OPTIONS"), and benefits upon the maturity of a Policy (see "POLICY BENEFITS--Benefits at Maturity").
--------------------------------------------------------------------------------
CASH VALUE BENEFITS
                        SURRENDER PRIVILEGES. At any time prior to the Maturity Date while the Policy is in force, a Policyowner may surrender the Policy in whole or in part by sending a written request to the Company at its Home Office. A nominal Surrender Charge to cover the cost of processing the surrender will be payable upon complete surrender and upon each partial surrender. The charge is equal to the lesser of $25 or 2.0% of the amount requested. (See "CHARGES AND DEDUCTIONS--Surrender Charge.") Surrender proceeds ordinarily will be mailed to the Policyowner within seven days after the Company receives a signed request for a surrender at its Home Office, although payments may be postponed under certain circumstances. (See "GENERAL PROVISIONS--Postponement of Payments.")

                        COMPLETE SURRENDERS. The amount payable on complete surrender of the Policy is the Net Cash Value at the end of the Valuation Period during which the request is received less the Surrender Charge. This amount may be paid in a lump sum or under one of the payment options specified in the Policy, as requested by the Policyowner. (See "POLICY BENEFITS--Payment Options.") If the entire Net Cash Value is surrendered, all insurance in force will terminate. For a discussion of the tax consequences associated with Complete Surrenders, see "FEDERAL TAX MATTERS."

                        PARTIAL SURRENDERS. A Policyowner may obtain a portion of the Policy's Net Cash Value upon partial surrender of the Policy. A partial surrender must be at least $500 and cannot exceed the lesser of (1) the Net Cash Value less $500 or (2) 90% of the Net Cash Value. The Surrender Charge will be deducted from the amount surrendered. The Policyowner may request that the proceeds of a partial surrender be paid in a lump sum or under one of the payment options specified in the Policy. (See "POLICY BENEFITS--Payment Options.")

                       A partial surrender will be allocated among the Subaccounts and the Declared Interest Option in accordance with the written instructions of the Policyowner. If no such instructions are received with the request for partial surrender, the partial surrender will be allocated among the Subaccounts and the Declared Interest Option in the same proportion that the Cash Value in each of the Subaccounts and the Cash Value in the Declared Interest Option, reduced by any outstanding Policy Debt, bears to the total Cash Value on the date the request is received at the Home Office.

                       Partial surrenders will affect both the Policy's Cash Value and the death proceeds payable under the Policy. The Policy's Cash Value will be reduced by the amount of the partial surrender. If the death benefit payable under either death benefit option both before and after the partial surrender is equal to the Cash Value multiplied by the specified amount factor set forth in the Policy, a partial surrender will result in a reduction in death proceeds equal to the amount of the partial surrender, multiplied by the specified amount factor then in effect. If the death benefit is not so affected by the specified amount factor, the reduction in death proceeds will be equal to the partial surrender. (See "POLICY BENEFITS--Death Proceeds.")

                       Partial surrenders will reduce the Policy's Specified Amount by the amount of Cash Value surrendered if Option B is in effect at the time of the surrender. If Option A is in effect at the time of the surrender, there will be no effect on Specified Amount. (See "POLICY BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS.") The Specified Amount remaining in force after a partial surrender may not be less than the minimum Specified Amount for the Policy in effect on the date of the partial surrender, as published by the Company. As a result, the Company will not process any partial surrender that would reduce the Specified Amount below this minimum. If increases in the Specified Amount previously have occurred, a partial surrender will first reduce the Specified Amount of the most recent increase, then the next most recent increases successively, then the coverage under the original application. Thus, a partial surrender may either increase or decrease the amount of the cost of insurance charge, depending upon the particular circumstances. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE.") For a discussion of the tax consequences associated with partial surrenders, see "FEDERAL TAX MATTERS".

                        NET CASH VALUE. Net Cash Value equals the Policy's  Cash
                        Value   reduced  by  any  outstanding  Policy  Debt  and
                       increased by any unearned loan interest.

                        CALCULATION OF CASH VALUE. The Policy provides for the accumulation of Cash Value. Cash Value will be determined on each Business Day. A Policy's Cash Value will reflect a number of factors, including Net Premiums paid, partial surrenders, Policy Loans, charges assessed in connection with the Policy, the interest earned on the Cash Value in the Declared Interest Option and the investment performance of the Subaccounts to which the Cash Value is allocated. There is no guaranteed minimum Cash Value. The Cash Value of the Policy is equal to the sum of the Cash Values in each Subaccount, plus the Cash Value in the Declared Interest Option, including amounts transferred to the Declared Interest Option to secure outstanding Policy Debt.

                       As of the Issue Date, the Policy's Cash Value equals the initial Net Premium less the monthly deduction made on the Policy Date.

                       On the Business Day coinciding with or immediately following the date the Company receives notice that the Policy has been received and accepted by the Policyowner, the Policy's Cash Value (all of which is in the Money
                       Market Subaccount) will be transferred automatically among the Subaccounts and the Declared Interest Option in accordance with such percentage allocation instructions. At the end of each Valuation Period thereafter, the Cash Value in a Subaccount will equal:

                           (1) The  total Subaccount  units represented  by  the
                              cash value at the end of the preceding valuation period, multiplied by the Subaccount's unit value for the current valuation period; PLUS

                           (2)  Any  Net  Premiums received  during  the current
                              Valuation  Period  which  are  allocated  to   the
                              Subaccount; PLUS

                           (3)  All  Cash Values  transferred to  the Subaccount
                              from the Declared Interest Option or from another Subaccount during the current Valuation Period; MINUS

                           (4) All Cash Values  transferred from the  Subaccount
                              to another Subaccount or to the Declared Interest Option during the current Valuation Period, including amounts transferred to the Declared Interest Option to secure Policy Debt; MINUS

                           (5) All partial surrenders from the Subaccount during
                              the current Valuation Period; MINUS

                           (6) The portion of  any monthly deduction charged  to
                              the Subaccount during the current Valuation Period to cover the Policy Month following the Monthly Deduction Day.

                       The Policy's total Cash Value in the Variable Account equals the sum of the Policy's Cash Value in each Subaccount.

                        UNIT VALUE. Each Subaccount has a Unit Value. When Net Premiums are allocated to, or other amounts are transferred into, a Subaccount, a number of units are purchased based on the Unit Value of the Subaccount as of the end of the Valuation Period during which the transfer is made. Likewise, when amounts are transferred out of a Subaccount, units are redeemed on the same basis. On any day, a Policy's Cash Value in a Subaccount is equal to the number of units held in such Subaccount, multiplied by the Unit Value of such Subaccount on that date.

                       For each Subaccount, the Unit Value was initially set at $10 when the Subaccount first purchased shares of the designated Portfolio. The Unit Value for each subsequent valuation period is calculated by dividing (a) by (b) where:

                           (a) is (1) the Net Asset  Value of the net assets  of
                              the Subaccount at the end of the preceding Valuation Period, plus (2) the investment income and capital gains, realized or unrealized, credited to the net assets of that Subaccount during the Valuation Period for which the Unit Value is being determined, minus (3) the capital losses, realized or unrealized, charged against those assets during the Valuation Period, minus
                              (4) any amount charged against the Subaccount for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of that Subaccount; and minus (5) a charge no greater than .0024548% of the average daily net assets of the Subaccount for each day in the Valuation Period. This corresponds to an effective annual rate of .90% of the average daily net assets of the Subaccount for mortality and expense risks incurred in connection with the Policies.

                           (b)  is the number of units outstanding at the end of
                              the preceding Valuation Period.

                       The Unit Value for a Valuation Period applies for each day in the period. The assets in the Variable Account will be valued at their fair market value in accordance with accepted accounting practices and applicable laws and regulations.
--------------------------------------------------------------------------------
TRANSFERS
                       Policyowners may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year; however, only one transfer per Policy Year may be made between the Declared Interest Option and the Variable Account. Transfers are made by written request to the Home Office or, if the Policyowner has elected the "Telephone Transfer Authorization" on the supplemental application, by calling the Home Office toll-free at (800) 247-4170. The amount of the transfer must be at least $100 or the total Cash Value in the Subaccount or in the Declared Interest Option (reduced, in the case of the Declared Interest Option, by any outstanding Policy Debt), if less than $100. The Company may, at its discretion, waive the $100 minimum requirement. The transfer will be effective as of the end of the Valuation Period during which the request is received at the Home Office.

                       The first transfer in each Policy Year will be made without charge; each time amounts are subsequently transferred in that Policy Year, a transfer charge of $25 will be assessed. The transfer charge, unless paid in cash, will be deducted from the amount transferred. Once a Policy is issued, the amount of the transfer charge is guaranteed for the life of the Policy. (See "CHARGES AND DEDUCTIONS--Transfer Charge.")


                       For purposes of these limitations and charges, all transfers effected on the same day will be considered a single transfer.
--------------------------------------------------------------------------------
LOAN BENEFITS
                        POLICY LOANS. So long as the Policy remains in force and has a positive Net Cash Value, a Policyowner may borrow money from the Company at any time using the Policy as the sole security for the Policy Loan. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

                       The maximum amount that may be borrowed at any time is 90% of the Cash Value as of the end of the Valuation Period during which the request for the Policy Loan is received at the Home Office, less any previously outstanding Policy Debt. The Company's claim for repayment of Policy Debt has priority over the claims of any assignee or other person.

                       During any time that there is outstanding Policy Debt, payments made by the Policyowner will be treated first as payment of outstanding Policy Debt, unless the Policyowner indicates that the payment should be treated otherwise. Where no indication is made, any portion of a payment that exceeds the amount of any outstanding Policy Debt will be treated as a premium payment.

                        ALLOCATION OF POLICY LOAN. When a Policy Loan is made, an amount equal to the Policy Loan will be segregated within the Declared Interest Option as security for the Policy Loan. If, immediately prior to the Policy Loan, the Cash Value in the Declared Interest Option less Policy Debt outstanding is less than the amount of such Policy Loan, the difference will be transferred from the subaccounts of the Variable Account, which have Cash Value, in the same proportions that the Policy's Cash Value in each Subaccount bears to the Policy's total Cash Value in the Variable Account. Cash Values will be determined as of the end of the Valuation Period during which the request for the Policy Loan is received at the Home Office.

                       Loan proceeds will normally be mailed to the Policyowner within seven days after receipt of a written request. Postponement of a Policy Loan may take place under certain circumstances. (See "GENERAL
                       PROVISIONS--Postponement of Payments.")

                       Amounts segregated within the Declared Interest Option as security for Policy Debt will bear interest at an effective annual rate set by the Company. (See "POLICY BENEFITS--Loan Benefits--EFFECT ON INVESTMENT PERFORMANCE.")

                        LOAN INTEREST CHARGED. The interest rate charged on Policy Loans is not fixed. Initially, it will be the rate shown in the Policy on the policy data page. The Company may at any time elect to change the interest rate, subject to the following conditions: (i) the rate may not exceed 7.4% per year in advance (which is equal to an effective rate of 8.0%); (ii) any increase in the interest rate may not exceed 1.0% per calendar year; and
                       (iii) changes in the interest rate may not occur more often than once in any twelve-month period. The Company will send notice of any change in rate to the Policyowner. The new rate will take effect on the Policy Anniversary coinciding with or next following the date the rate is changed.

                       Interest is payable in advance at the time any Policy Loan is made (for the remainder of the Policy Year) and on each Policy Anniversary thereafter (for the entire Policy Year) so long as there is Policy Debt outstanding. Interest payable at the time a Policy Loan is made will be subtracted from the loan proceeds. Thereafter, interest not paid when due will be added to the existing Policy Debt and bear interest at the same rate charged for Policy Loans. The amount equal to unpaid interest will be segregated within the Declared Interest Option in the same manner that amounts for Policy Loans are segregated within the Declared Interest Option. (See "POLICY BENEFITS-- Loan Benefits--ALLOCATION OF POLICY LOAN.")

                       Because interest is charged in advance, any interest that has not been earned will be added to the death benefit payable at the Insured's death and to the Cash Value upon complete surrender, and will be credited to the Cash Value in the Declared Interest Option upon repayment of Policy Debt.

                        EFFECT ON INVESTMENT PERFORMANCE. Amounts transferred from the Variable Account as security for Policy Debt will no longer participate in the investment performance of the Variable Account. All amounts held in the Declared Interest Option as security for Policy Debt will be credited with interest on each Monthly Deduction Day at an effective annual rate of between 4.5% and 6.0%, as determined and declared by the Company. No additional interest will be credited to these amounts. The interest credited will remain in the Declared Interest Option unless and until transferred by the Policyowner to the Variable Account, but will not be segregated within the Declared Interest Option as security for Policy Debt.

                       Even though Policy Debt may be repaid in whole or in part at any time prior to the Maturity Date if the Policy is still in force, Policy Loans will affect the Cash Value of a Policy and may affect the death proceeds payable. The effect could be favorable or unfavorable depending upon whether the investment performance of the Subaccount(s) from which the Cash Value was transferred is less than or greater than the interest rates actually credited to the Cash Value segregated within the Declared Interest Option as security for Policy Debt while Policy Debt is outstanding. In comparison to a Policy under which no Policy Loan was made, Cash Value will be lower where such interest rates credited were less than the investment performance of the Subaccount(s), but will be greater where such interest rates were greater than the performance of the Subaccount(s). In addition, death proceeds will reflect a reduction of the death benefit by any outstanding Policy Debt.

                        POLICY  DEBT. Policy Debt  equals the sum  of all unpaid
                        Policy  Loans  and  any  due  and  unpaid  policy   loan
                       interest. Policy Debt is not included in Net Cash Value and therefore Net Cash Value is reduced by the amount of any Policy Debt. If Net Cash Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "Charges and Deductions--Monthly Deduction"), the Company will notify the Policyowner. To avoid lapse and termination of the Policy without value (see "THE POLICY--Policy Lapse and Reinstatement--LAPSE"), the Policyowner must, during the Grace Period, make a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS--Monthly Deduction"). Therefore the greater the Policy Debt under a Policy, the more likely it would be to lapse.

                        REPAYMENT OF POLICY DEBT. Policy Debt may be repaid in whole or in part any time during the Insured's life and before the Maturity Date so long as the Policy is in force. Any Policy Debt not repaid is subtracted from the death benefit payable at the Insured's death, from Cash Value upon complete surrender or from the maturity benefit. Any payments made by a Policyowner will be treated first as the repayment of any outstanding Policy Debt, unless the Policyowner indicates otherwise. Upon repayment of Policy Debt, the portion of the Cash Value in the Declared Interest Option securing the repaid portion of the Policy Debt will no longer be segregated within the Declared Interest Option as security for Policy Debt, but will remain in the Declared Interest Option unless and until transferred to the Variable Account by the Policyowner.

                       For a discussion of the tax consequences associated with Policy Loans and lapses, see "FEDERAL TAX MATTERS."
--------------------------------------------------------------------------------
DEATH PROCEEDS
                       So long as the Policy remains in force, the Policy provides for the payment of death proceeds upon the death of the Insured. Proceeds will be paid to the primary Beneficiary or a contingent Beneficiary. One or more primary Beneficiaries or contingent Beneficiaries may be named. If no Beneficiary survives the Insured, the death proceeds will be paid to the Policyowner or his estate. Death proceeds may be paid in a lump sum or under a payment option. (See "POLICY BENEFITS--Payment Options.") To determine the death proceeds, the death benefit will be reduced by any outstanding Policy Debt and increased by any unearned loan interest and any premiums paid after the date of death. Proceeds will ordinarily be mailed to the Policyowner within seven days after receipt by the Company of Due Proof of Death. Payment may, however, be postponed under certain circumstances. (See "GENERAL PROVISIONS--Postponement of Payments.") The Company pays interest on those proceeds, at a rate of no less than 3.0%, from the date of death to the date payment is made.

                        DEATH BENEFIT OPTIONS. Policyowners designate in the initial application one of two death benefit options offered under the Policy. The amount of the death benefit payable under a Policy will depend upon the option in effect at the time of the Insured's death. Under Option A, the death benefit will be equal to the greater of (i) the sum of the current Specified Amount and the Cash Value, or (ii) the Cash Value multiplied by the specified amount factor. Cash Value will be determined as of the end of the Business Day coinciding with or immediately following the date of death. The specified amount factor is 2.50 for an Insured Attained Age 40 or below on the date of death. For Insureds with an Attained Age over 40 on the date of death, the factor declines with age as shown in the Specified Amount Factor Table in Appendix B. Accordingly, under Option A, the death proceeds will always vary as the Cash Value varies (but will never be less than the Specified Amount). Policyowners who prefer to have favorable investment performance and additional premiums reflected in increased death benefits generally should select Option A.

                       Under Option B, the death benefit will be equal to the greater of the current Specified Amount or the Cash Value (determined as of the end of the Business Day coinciding with or immediately following the date of death) multiplied by the specified amount factor. The specified amount factor is the same as under Option A: 2.50 for an Insured Attained Age 40 or below on the date of death, and for Insureds with an Attained Age over 40 on the date of death, the factor declines with age as shown in the Specified Amount Factor Table in Appendix B. Accordingly, under Option B the death benefit will remain level at the Specified Amount unless the Cash Value multiplied by the specified amount factor exceeds the current Specified Amount, in which case the amount of the death benefit will vary as the Cash Value varies. Policyowners who are satisfied with the amount of their insurance coverage under the Policy and who prefer to have favorable investment performance and additional premiums reflected in higher Cash Value, rather than increased death benefits, generally should select Option B.

                       Examples illustrating Option A and Option B can be found in Appendix B.

                        CHANGE IN DEATH BENEFIT OPTION. The death benefit option in effect may be changed at any time by sending a written request for the change to the Company at its Home Office. The effective date of such a change will be the Monthly Deduction Day coinciding with or immediately following the date the change is approved by the Company. A change in death benefit options may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

                       If the death benefit option is changed from Option A to Option B, the current Specified Amount will not change. If the benefit option is changed from Option B to Option A, the current Specified Amount will be reduced by an amount equal to the Cash Value on the effective date of the change. A change in the death benefit option may not be made if it would result in a Specified Amount which is less than the minimum Specified Amount in effect on the effective date of the change or if after the change the Policy would no longer qualify as life insurance under federal tax law.

                       No charges will be imposed in connection with a change in death benefit option; however, a change in death benefit option will affect the cost of insurance charges. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE.")

                        CHANGE IN EXISTING COVERAGE. After a Policy has been in force for one Policy Year, a Policyowner may adjust the existing insurance coverage by increasing or decreasing the Specified Amount. To make a change, the Policyowner must send a written request to the Company at its Home Office. Any change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which will affect a Policyowner's cost of insurance charge. (See "CHARGES AND DEDUCTIONS-- Monthly Deduction--COST OF INSURANCE RATE, and--NET AMOUNT AT RISK.") If decreases in the Specified Amount cause the premiums paid to exceed the maximum premium limitations imposed by federal tax law (see "THE POLICY--Premiums--

                       PREMIUM LIMITATIONS"), the decrease will be limited to the extent necessary to meet these requirements. A change in existing coverage may have federal income tax consequences. (See "FEDERAL TAX MATTERS--Tax Treatment of Policy Benefits.")

                       Any decrease in the Specified Amount will become effective on the Monthly Deduction Day coinciding with or immediately following the date the request is approved by the Company. The decrease will first reduce the Specified Amount provided by the most recent increase, then the next most recent increases successively, then the Specified Amount under the original application. The Specified Amount following a decrease can never be less than the minimum Specified Amount for the Policy in effect on the date of the decrease.

                       To apply for an increase, evidence of insurability satisfactory to the Company must be provided. Any approved increase will become effective on the Monthly Deduction Day coinciding with or immediately following the date the request is approved by the Company. An increase will not become effective, however, if the Policy's Cash Value on the effective date would not be sufficient to cover the deduction for the increased cost of the insurance for the next Policy Month.

                        CHANGES IN INSURANCE PROTECTION. A Policyowner may increase or decrease the pure insurance protection provided by a Policy--the difference between the death benefit and the Cash Value--in one of several ways as insurance needs change. These ways include increasing or decreasing the Specified Amount of insurance, changing the level of premium payments and, to a lesser extent, partially surrendering Cash Value. Although the consequences of each of these methods will depend upon the individual circumstances, they may be summarized as follows:

                           (a)  A decrease in the Specified Amount will, subject
                              to the applicable specified amount factor limitations (see "POLICY BENEFITS--Death Proceeds-- DEATH BENEFIT OPTIONS"), decrease the pure insurance protection and the cost of insurance charges under the Policy without generally reducing the Cash Value.

                           (b) An increase in the Specified Amount may  increase
                              the amount of pure insurance protection, depending on the amount of Cash Value and the resultant applicable specified amount factor. If the insurance protection is increased, the cost of insurance charge generally will increase as well.

                           (c) If Option  B is  elected, an  increased level  of
                              premium payments will increase the Cash Value and reduce the pure insurance protection, until the Cash Value multiplied by the applicable specified amount factor exceeds the Specified Amount. Increased premiums should also increase the amount of funds available to keep the Policy in force.

                           (d)  If  Option  B  is elected,  a  reduced  level of
                              premium payments generally will increase the amount of pure insurance protection, depending on the applicable specified amount factor. It also will result in a reduced amount of Cash Value and will increase the possibility that the Policy will lapse.

                           (e)  A  partial  surrender  will  reduce  the   death
                              benefit. (See "POLICY BENEFITS-- Cash Value Benefits--SURRENDER PRIVILEGES.") However, it only affects the amount of pure insurance protection if the death benefit payable is based on the specified amount factor, because otherwise the decrease in the benefit is offset by the amount of Cash Value withdrawn. The primary use of a partial surrender is to withdraw cash and reduce Cash Value.

                       In comparison, an increase in the death benefit due to the operation of the specified amount factor occurs automatically and is intended to help assure that the Policy remains qualified as life insurance under federal tax law. The calculation of the death benefit based upon the specified amount factor occurs only when the Cash Value of a Policy reaches a certain proportion of the Specified Amount (which may or may not occur). Additional premium payments, favorable investment performance and large initial premiums tend to increase the likelihood of the specified amount factor becoming operational after the first few Policy Years. Such increases will be temporary, however, if the investment performance becomes unfavorable and/or premium payments are stopped or decreased.
--------------------------------------------------------------------------------
ACCELERATED PAYMENTS
OF DEATH PROCEEDS
                       In the event that the Insured becomes terminally ill (as defined below), the Policyowner (if residing in a state that has approved such an endorsement) may, by written request and subject to the conditions stated below, have the Company pay all or a portion of the accelerated death benefit immediately to the Policyowner. If not attached to the Policy beforehand, the Company will issue an accelerated death benefit endorsement (the "Endorsement") providing for this right.
                       For this purpose, an Insured is terminally ill when a physician (as defined by the Endorsement) certifies that he or she has a life expectancy of 12 months or less.

                       The accelerated death benefit is equal to the Policy's death benefit as described on page 6, up to a maximum of $250,000 (the $250,000 maximum applies in aggregate to all policies issued by the Company on the Insured), less an amount representing a discount for 12 months at the interest rate charged for loans under the Policy. The accelerated death benefit does not include the amount of any death benefit payable under a rider that covers the life of someone other than the Insured.

                       In the event that there is a loan outstanding under the Policy on the date that the Policyowner requests a payment under the Endorsement, the accelerated death benefit is reduced by a portion of the outstanding loan in the same proportion that the requested payment under the Endorsement bears to the total death benefit under the Policy. If the amount requested by the Policyowner to be paid under the Endorsement is less than the total death benefit under the Policy and the Specified Amount of the Policy is equal to or greater than the minimum Specified Amount, the Policy will remain in force with all values and benefits under the Policy being reduced in the same proportion that the new Policy benefit bears to the Policy benefit before exercise of the Endorsement.

                       There are several other restrictions associated with the Endorsement. These are: (1) the Endorsement is not valid if the Policy is within five years of being matured, (2) the consent of any irrevocable beneficiary or assignee is required to exercise the Endorsement, (3) the Company reserves the right, in its sole discretion, to require the consent of the Insured or of any beneficiary, assignee, spouse or other party of interest before permitting the exercise of the Endorsement, (4) the Company reserves the right to obtain the concurrence of a second medical opinion as to whether any Insured is terminally ill and (5) the Endorsement is not effective where (a) the Insured or the Policyowner would be otherwise required by law to use the Endorsement to meet the claims of creditors, or (b) the Insured would be otherwise required by any government agency to exercise the Endorsement in order to apply for, obtain or keep a government benefit or entitlement.

                       The Endorsement will terminate at the earlier of the end of the grace period for which any premium is unpaid, upon receipt in the Home Office of a written request from the Policyowner to cancel the Endorsement or upon termination of the Policy.


                       Pursuant to the recently enacted Health Insurance Portability and Accountability Act of 1996, the Company believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit endorsement should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the insured under the Policy. However, the Policyowner should consult a qualified tax adviser about the consequences of adding this Endorsement to a Policy or requesting an accelerated death benefit payment under this Endorsement.

--------------------------------------------------------------------------------
BENEFITS AT MATURITY
                       If the Insured is alive and the Policy is in force on the Maturity Date, the Company will pay to the Policyowner the Policy's Cash Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Policy Debt. (See "POLICY BENEFITS--Loan Benefits--REPAYMENT OF POLICY DEBT.") Benefits at maturity may be paid in a lump sum or under a payment option. The Maturity Date is Attained Age 95.
--------------------------------------------------------------------------------
PAYMENT OPTIONS

                       Death proceeds and Cash Value paid at maturity or upon complete or partial surrender of a Policy may be paid in whole or in part under a payment option. There are currently five payment options available. Payments may also be made under any new payment option available at the time proceeds become payable. In addition, proceeds may be paid in any other manner acceptable to the Company.

                       An option may be designated in the application or by notifying the Company in writing at its Home Office. During the life of the Insured, the Policyowner may select a payment option; in addition, during that time the Policyowner may change a previously selected option by sending written notice to the Company requesting the cancellation of the prior option and the designation of a new option. If the Policyowner has not chosen an option prior to the Insured's death, the Beneficiary may choose an option. The Beneficiary may change a payment option by sending a written request to the Company, provided that a prior option chosen by the Policyowner is not in effect.

                       If no option is chosen, the Company will pay the proceeds of the Policy in one sum. The Company will also pay the proceeds in one sum if, (i) the proceeds are less than $2,000; (ii) periodic payments would be less than $20; or
                       (iii) the payee is an assignee, estate, trustee, partnership, corporation or association.

                       Amounts paid under a payment option are paid pursuant to a payment contract and will not depend upon the investment performance of the Variable Account. Proceeds applied under a payment option earn interest at a rate guaranteed to be no less than 3.0% compounded yearly. The Company may be crediting higher interest rates on the effective date of the payment contract. The Company may, but is not obligated to, declare additional interest to be applied to such funds.

                       If a payee dies, any remaining payments will be paid to a contingent payee. At the death of the last payee, the commuted value of any remaining payments will be paid to the last payee's estate. A payee may not withdraw funds under a payment option unless the Company has agreed to such withdrawal in the payment contract. The Company reserves the right to defer a withdrawal for up to six months and to refuse to allow partial withdrawals of less than $250.


                       Payments under Options 2, 3, 4 or 5 will begin as of the date of the Insured's death, on surrender or on the Maturity Date. Payments under Option 1 will begin at the end of the first interest period after the date proceeds are otherwise payable.


                            OPTION 1--INTEREST INCOME. Periodic payments of interest earned from the proceeds will be paid.
                           Payments can be annual, semi-annual, quarterly or monthly, as selected by the payee, and will begin at the end of the first period chosen. Proceeds left under this plan will earn interest at a rate determined by the Company, in no event less than 3.0% compounded yearly. The payee may withdraw all or part of the proceeds at any time.

                            OPTION 2--INCOME FOR A FIXED PERIOD. Periodic payments will be made for a fixed period not longer than 30 years. Payments can be annual, semi-annual, quarterly or monthly. Guaranteed amounts payable under the plan will earn interest at a rate determined by the Company, in no event less than 3.0% compounded yearly.

                            OPTION 3--LIFE INCOME WITH TERM CERTAIN. Equal periodic payments will be made for a guaranteed minimum period elected. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 0, 5, 10, 15 or 20 years. Guaranteed amounts payable under this plan will earn interest at a rate determined by the Company, in no event less than 3.0% compounded yearly.

                            OPTION 4--INCOME OF A FIXED AMOUNT. Equal periodic payments of a definite amount will be paid. Payments can be annual, semi-annual, quarterly or monthly. The amount paid each period must be at least $20 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. Unpaid proceeds will earn interest at a rate determined by the Company, in no event less than 3.0% compounded yearly.

                            OPTION 5--JOINT AND TWO-THIRDS SURVIVOR MONTHLY LIFE INCOME. Equal monthly payments will be made for as long as two payees live. The guaranteed amount payable under this plan will earn interest at a minimum rate of 3.0% compounded yearly. When one payee dies, payments of two-thirds of the original monthly payment will be made to the surviving payee. Payments will stop when the surviving payee dies.


                            ALTERNATE PAYMENT OPTION. In lieu of one of the above options, the cash value, cash surrender value or death benefit, as applicable, may be settled under any other payment option made available by the Company or requested and agreed to by the Company.

--------------------------------------------------------------------------------
                   CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
                       Charges will be deducted in connection with the Policy to compensate the Company for providing the insurance benefits set forth in the Policy and any additional benefits added by rider, for distributing and administering the Policy, for applicable taxes and for assuming certain risks in connection with the Policy. The nature and amount of these charges are described more fully below.
--------------------------------------------------------------------------------
PREMIUM EXPENSE
CHARGE
                       Prior to allocation of Net Premiums among the Subaccounts and the Declared Interest Option, premiums paid will be reduced by a premium expense charge consisting of a sales charge and a charge for premium taxes. The premium less the premium expense charge equals the Net Premium.
                        SALES CHARGE. A sales charge of 5.0% of the premium will be deducted from each premium to compensate the Company for expenses incurred in distributing the Policy. These expenses include agent sales commissions, the cost of printing prospectuses and sales literature, and advertising costs. The sales charge in any Policy Year is not necessarily related to actual distribution expenses incurred in that year. Instead, the Company expects to incur the majority of distribution expenses in the early Policy Years and to recover any deficiency over the life of the Policy and from the Company's general assets, including amounts derived from the mortality and expense risk charge and from mortality gains.

                        PREMIUM TAXES. Various states and subdivisions thereof impose a tax on premiums received by insurance companies. Therefore, the premium expense charge currently includes a deduction of 2.0% of every premium for these taxes. Premium taxes vary from state to state. The deduction represents an amount the Company considers necessary to pay all premium taxes imposed by the states and any subdivisions thereof. The Company reserves the right to change the amount of this premium tax charge.
--------------------------------------------------------------------------------
MONTHLY DEDUCTION

                       Charges will be deducted monthly from the Cash Value of each Policy ("monthly deduction") to compensate the Company for the cost of insurance coverage and any additional benefits added by rider (See "GENERAL PROVISIONS--Additional Insurance Benefits"), for underwriting and start-up expenses in connection with issuing a Policy and for certain administrative costs. The monthly deduction will be deducted on the Policy Date and on each Monthly Deduction Day. (If the Monthly Deduction Day falls on Thanksgiving, the Friday following Thanksgiving or the weekend following Thanksgiving, the monthly deduction will be deducted on the preceding Business Day.) It will be deducted from the Declared
                       Interest Option and each Subaccount in the same proportion that the Policy's Net Cash Value in the Declared Interest Option and the Policy's Cash Value in each Subaccount bear to the total Net Cash Value of the Policy. For purposes of making deductions from the Declared Interest Option and the Subaccounts, Cash Values will be determined as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day. (If the Monthly Deduction Day falls on Thanksgiving, the Friday following Thanksgiving or the weekend following Thanksgiving, Cash Values will be determined as of the end of the preceding Business Day.) Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.


                       The monthly deduction will be made on the Business Day coinciding with or immediately following each Monthly Deduction Day and will equal:

                           (a) the cost of insurance for the Policy; plus

                           (b) the cost of any optional insurance benefits added
                              by rider; plus

                           (c) the monthly administrative charge.

                       During the first twelve Policy Months and during the twelve Policy Months immediately following an increase in Specified Amount, the monthly deduction will include a first year monthly administrative charge.

                        COST OF INSURANCE. This charge is designed to compensate the Company for the anticipated cost of paying death proceeds to Beneficiaries of those Insureds who die prior to the Maturity Date. The cost of insurance is determined on a monthly basis, and is determined separately for the initial Specified Amount and for any subsequent increases in Specified Amount. The Company will determine the monthly cost of insurance charge by dividing the applicable cost of insurance rate, or rates, by 1,000 and multiplying the result by the net amount at risk for each Policy Month.

                        NET AMOUNT AT RISK. Under Option A the net amount at risk for a Policy Month is equal to (a) divided by (b), and under Option B the net amount at risk for a Policy Month is equal to (a) divided by (b), minus (c), where:

                           (a) is the Specified Amount;

                           (b) is 1.0036748;(1) and

                           (c) is the Cash Value.

                       The  Specified  Amount  and   the  Cash  Value  will   be
                       determined as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day.

                       The net amount at risk is determined separately for the initial Specified Amount and any increases in Specified Amount. In determining the net amount at risk for each Specified Amount, the Cash Value will be first considered a part of the initial Specified Amount. If the Cash Value exceeds the initial Specified Amount, it will be considered to be a part of any increase in the Specified Amount in the same order as the increases occurred.

                        COST OF INSURANCE RATE. The cost of insurance rate for the initial Specified Amount will be based on the
                       Insured's sex, premium class and Attained Age. For any increase in Specified Amount, the cost of insurance rate will be based on the Insured's sex, premium class and age at last birthday on the effective date of the increase. Actual cost of insurance rates may change and the actual monthly cost of insurance rates will be determined by the Company based on its expectations as to future mortality experience. However, the actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners' Standard Ordinary Non-Smoker and Smoker Mortality Table. Current cost of insurance rates are generally less than the

--------------
(1)Dividing by 1.0036748 reduces the net amount at risk, solely for the purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4.5%.

                       guaranteed maximum rates. Any change in the cost of insurance rates will apply to all persons of the same age, sex and premium class whose Policies have been in force the same length of time.

                       The cost of insurance rates generally increase as the Insured's Attained Age increases. The premium class of an Insured also will affect the cost of insurance rate. The Company currently places Insureds into a standard premium class or into premium classes involving a higher mortality risk. In an otherwise identical Policy, Insureds in the standard premium class will have a lower cost of insurance rate than those in premium classes involving higher mortality risk. The standard premium class is also divided into three categories: tobacco, non-tobacco and preferred plus. Non-tobacco-using Insureds will generally have a lower cost of insurance rate than similarly situated Insureds who use tobacco, and preferred plus Insureds will generally have a lower cost of insurance rate than similarly situated non-tobacco-using Insureds.

                       The cost of insurance rate is determined separately for the initial Specified Amount and for the amount of any increase in Specified Amount. In calculating the cost of insurance charge, the rate for the premium class on the Policy Date will be applied to the net amount at risk for the initial Specified Amount; for each increase in Specified Amount, the rate for the premium class applicable to the increase will be used. However, if the death benefit is calculated as the Cash Value times the specified amount factor, the rate for the premium class for the most recent increase that required evidence of insurability will be used for the amount of death benefit in excess of the total Specified Amount.

                        ADDITIONAL INSURANCE BENEFITS. The monthly deduction will include charges for any additional benefits provided by rider. (See "GENERAL PROVISIONS--Additional Insurance Benefits.")


                        MONTHLY ADMINISTRATIVE CHARGE. The Company has primary responsibility for the administration of the Policy and the Variable Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders and Policy changes, and reporting and overhead costs. As reimbursement for administrative expenses related to the maintenance of each Policy and the Variable Account, the Company assesses a monthly administrative charge against each Policy. This charge is $3 per Policy Month. Once a Policy is issued, the amount of this charge is guaranteed for the life of the Policy.


                       The Company may administer the Policy itself, or the Company may purchase administrative services from such sources (including affiliates) as may be available. Such services will be acquired on a basis which, in the Company's sole discretion, affords the best services at the lowest cost. The Company reserves the right to select a company to provide services which the Company deems, in its sole discretion, is the best able to perform such services in a satisfactory manner even though the costs for such services may be higher than would prevail elsewhere.


                        FIRST YEAR MONTHLY ADMINISTRATIVE CHARGE. A monthly administrative charge will be deducted from Cash Value as part of the monthly deduction during the first twelve Policy Months and during the twelve Policy Months immediately following an increase in Specified Amount. The charge will compensate the Company for first year underwriting, processing and start-up expenses incurred in connection with the Policy and the Variable Account. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured's premium class, and establishing policy records. The charges deducted during the first 12 Policy Months will be based on the Insured's Attained Age. The charges deducted during the 12 Policy Months following any increase in specified amount will be based on the Insured's age at last birthday on the effective date of the increase.

                       The first year monthly administrative charge per $1,000 of Specified Amount depends on the Specified Amount of the Policy and the age of the Insured, as shown in the following table:

                                               $100,000
                      $25,000      $50,000        TO
            AGE      TO 49,999    TO 99,999     249,000     $250,000+
          -------    ---------    ---------    ---------    ----------
             0-25    $   0.20     $   0.15     $   0.10     $   0.05
               26        0.21         0.16         0.11         0.06
               27        0.22         0.17         0.12         0.06
               28        0.23         0.18         0.13         0.07
               29        0.24         0.19         0.14         0.07
               30        0.25         0.20         0.15         0.08
               31        0.26         0.21         0.16         0.08
               32        0.27         0.22         0.17         0.09
               33        0.28         0.23         0.18         0.09
               34        0.29         0.24         0.19         0.10
               35        0.30         0.25         0.20         0.10
               36        0.31         0.26         0.21         0.11
               37        0.32         0.27         0.22         0.11
               38        0.33         0.28         0.23         0.12
               39        0.34         0.29         0.24         0.12
               40        0.35         0.30         0.25         0.13
               41        0.36         0.31         0.26         0.13
               42        0.37         0.32         0.27         0.14
               43        0.38         0.33         0.28         0.14
               44        0.39         0.34         0.29         0.15
               45        0.40         0.35         0.30         0.15
               46        0.41         0.36         0.31         0.16
               47        0.42         0.37         0.32         0.16
               48        0.43         0.38         0.33         0.17
               49        0.44         0.39         0.34         0.17
               50        0.45         0.40         0.35         0.18
               51        0.46         0.41         0.36         0.18
               52        0.47         0.42         0.37         0.19
               53        0.48         0.43         0.38         0.19
               54        0.49         0.44         0.39         0.20
          55 & up        0.50         0.45         0.40         0.20

--------------------------------------------------------------------------------
TRANSFER CHARGE

                       A transfer charge of $25 will be imposed for the second and each subsequent transfer during a Policy Year to compensate the Company for the costs in effectuating the transfer. The transfer charge will be deducted from the amount transferred. Once a Policy is issued, the amount of this charge is guaranteed for the life of the Policy. The transfer charge will not be imposed on transfers that occur as a result of Policy Loans, the exercise of the special transfer privilege or the initial allocation of Cash Value among the Subaccounts and the Declared Interest Option following acceptance of the Policy by the Policyowner.

                       Currently there is no charge for changing the net premium allocation instructions.
--------------------------------------------------------------------------------
SURRENDER CHARGE

                       Upon partial or complete surrender of a Policy, a charge equal to the lesser of $25 or 2.0% of the amount surrendered will be assessed to compensate the Company for costs incurred in accomplishing the surrender. The surrender charge will be deducted from the amount surrendered.

--------------------------------------------------------------------------------
VARIABLE ACCOUNT
CHARGES
                        MORTALITY AND EXPENSE RISK CHARGE. The Company deducts a daily mortality and expense risk charge from each
                       Subaccount at an effective annual rate of .90% of the average daily net assets of the Subaccounts. This charge is guaranteed not to increase for the duration of the Policy. The Company may realize a profit from this charge.

                       The mortality risk assumed by the Company is that Insureds may die sooner than anticipated and therefore, the Company may pay an aggregate amount of life insurance proceeds greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

                        FEDERAL TAXES. Currently no charge is made to the Variable Account for federal income taxes that may be attributable to the Variable Account. The Company may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Account may also be made. (See "FEDERAL TAX MATTERS--Taxation of the Company.")

                        FUND EXPENSES. The value of net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by the Fund. The investment advisory fee is accrued daily and payable monthly, and is based on an annual percentage of the average daily net assets of each Portfolio as follows:


                                                                    AVERAGE DAILY NET ASSETS
                                                              ------------------------------------
                                                                 FIRST       SECOND       OVER
                                                                 $200         $200        $400
PORTFOLIO                                                       MILLION     MILLION      MILLION
------------------------------------------------------------  -----------  ----------  -----------
Value Growth................................................       0.45 %     0.45  %       0.40 %
High Grade Bond.............................................       0.30 %     0.275 %       0.25 %
High Yield Bond.............................................       0.45 %     0.45  %       0.40 %
Managed.....................................................       0.45 %     0.45  %       0.45 %
Money Market................................................       0.25 %     0.25  %       0.25 %
Blue Chip...................................................       0.20 %     0.20  %       0.20 %


                       The Adviser, at its expense, furnishes the Fund with office space and facilities, certain business equipment, advisory, research and statistical facilities, and clerical services and personnel to administer the business affairs of the Fund. The Fund pays its other expenses. The Adviser has agreed to reimburse the Fund to the extent that the annual operating expenses (including the investment advisory fee but excluding brokerage, interest, taxes and extraordinary expenses) of any Portfolio of the Fund exceed 1.50% of average daily net assets of that Portfolio for any fiscal year of the Fund. However, the amount reimbursed shall not exceed the amount of the advisory fee paid by the Portfolio for such period. More detailed information is contained in the Fund Prospectus which is attached to this Prospectus.


                       The Adviser has agreed to reimburse any Portfolio to the extent that annual operating expenses, including the investment advisory fee, exceed .55% for the period January 1, 1997 through April 30, 1997, and exceed .65% for the period May 1, 1997 through December 31, 1997. There can be no assurance that the Adviser will continue to limit expenses beyond December 31, 1997.

--------------------------------------------------------------------------------
                   THE DECLARED INTEREST OPTION
--------------------------------------------------------------------------------
                       Policyowners may allocate Net Premiums and transfer Cash Value to the Declared Interest Option. BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE DECLARED INTEREST OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND THE DECLARED INTEREST OPTION HAS NOT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940. ACCORDINGLY, NEITHER THE DECLARED INTEREST OPTION NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OF THESE ACTS AND, AS A RESULT, THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURES IN THIS PROSPECTUS RELATING TO THE DECLARED INTEREST OPTION. DISCLOSURES REGARDING THE DECLARED INTEREST OPTION MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

--------------------------------------------------------------------------------
GENERAL DESCRIPTION
                       The Declared Interest Option is supported by the General Account. The General Account consists of all assets owned by the Company other than those in the Variable Account and other separate accounts. Subject to applicable law, the Company has sole discretion over the investment of the assets of the General Account.
                       A Policyowner may elect to allocate Net Premiums to the Declared Interest Option, the Variable Account, or both. The Policyowner may also transfer Cash Value from the Subaccounts to the Declared Interest Option, or from the Declared Interest Option to the Subaccounts. The allocation or transfer of funds to the Declared Interest Option does not entitle a Policyowner to share in the investment experience of the General Account. Instead, the Company guarantees that Cash Value in the Declared Interest Option will accrue interest at an effective annual rate of at least 4.5%, independent of the actual investment experience of the General Account.
--------------------------------------------------------------------------------
THE POLICY
                       This Prospectus describes a flexible premium variable life insurance policy. This Prospectus is generally intended to serve as a disclosure document for the aspects of the Policy involving the Variable Account. For complete details regarding the Declared Interest Option, see the Policy itself.
--------------------------------------------------------------------------------
DECLARED INTEREST
OPTION CASH VALUE
                       Net premiums allocated to the Declared Interest Option are credited to the Policy. The Company bears the full investment risk for these amounts. The Company guarantees that interest credited to each Policyowner's Cash Value in the Declared Interest Option will not be less than an effective annual rate of 4.5%. The Company may, in its sole discretion, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4.5% per year, and might not do so. Any interest credited on the Policy's Cash Value in the Declared Interest Option in excess of the guaranteed rate of 4.5% per year will be determined in the sole discretion of the Company and may be changed at any time by the Company, in its sole discretion. The Policyowner assumes the risk that the interest credited may not exceed the guaranteed minimum rate of 4.5% per year. The interest credited to the Policy's Cash Value in the Declared Interest Option that equals Policy Debt may be greater than 4.5%, but will in no event be greater than 6.0%. The Cash Value in the Declared Interest Option will be calculated no less frequently than each Monthly Deduction Day.
                       The Company guarantees that, at any time prior to the Maturity Date, the Cash Value in the Declared Interest Option will not be less than the amount of the Net Premiums allocated or Cash Value transferred to the Declared Interest Option, plus interest at the rate of 4.5% per year, plus any excess interest which the Company credits, less the sum of all policy charges allocable to the Declared Interest Option and any amounts deducted from the Declared Interest Option in connection with partial surrenders or transfers to the Variable Account.
--------------------------------------------------------------------------------
TRANSFERS, SURRENDERS
AND POLICY LOANS
                       Amounts may be transferred between the Subaccounts and the Declared Interest Option. A transfer charge of $25 will be imposed in connection with the transfer unless such transfer is the first transfer requested by the Policyowner during such Policy Year. Unless paid in cash, the transfer charge will be deducted from the amount transferred. A Policyowner may make only one transfer between the Variable Account and the Declared Interest Option in each Policy Year. No more than 50% of the Net Cash Value in the Declared Interest Option may be transferred from the Declared Interest Option unless the balance in the Declared Interest Option immediately after the transfer will be less than $1,000. If the balance in the Declared Interest Option after a transfer would be less than $1,000, the full Net Cash Value in the Declared Interest Option may be transferred. A Policyowner may also make surrenders and obtain Policy Loans from the Declared Interest Option at any time prior to the Policy's Maturity Date.
                       Transfers and surrenders from, and payments of Policy Loans allocated to, the Declared Interest Option may be delayed for up to six months.

--------------------------------------------------------------------------------
                   GENERAL PROVISIONS
--------------------------------------------------------------------------------
THE CONTRACT
                       The Policy is issued in consideration of the statements in the application and the payment of the initial premium. The Policy, the application, and any supplemental applications and endorsements make up the entire contract. In the absence of fraud, the statements made in an application or supplemental application will be treated as representations and not as warranties. No statement will void the Policy or be used in defense of a claim unless contained in the application or any supplemental application.
--------------------------------------------------------------------------------
INCONTESTABILITY
                       The Policy is incontestable, except for fraudulent statements made in the application or supplemental applications, after it has been in force during the lifetime of the Insured for two years from the Policy Date or date of reinstatement. Any increase in Specified Amount will be incontestable only after it has been in force during the lifetime of the Insured for two years from the effective date of the increase.
--------------------------------------------------------------------------------
CHANGE OF PROVISIONS
                       The Company reserves the right to change the Policy, in the event of future changes in the federal tax law, to the extent required to maintain the Policy's qualification as life insurance under federal tax law. Except as provided in the foregoing paragraph, no one can change any part of the Policy except the Policyowner and the President, a Vice President, the Secretary or an Assistant Secretary of the Company. Both must agree to any change and such change must be in writing. No agent may change the Policy or waive any of its provisions.
--------------------------------------------------------------------------------
MISSTATEMENT OF AGE
OR SEX
                       If the Insured's age or sex was misstated in the application, each benefit and any amount to be paid under the Policy will be adjusted to reflect the correct age and sex.
--------------------------------------------------------------------------------
SUICIDE EXCLUSION
                       If the Policy is in force and the Insured commits suicide, while sane or insane, within one year from the Policy Date, life insurance proceeds payable under the Policy will be limited to all premiums paid, reduced by any outstanding Policy Debt and any partial surrenders, and increased by any unearned loan interest. If the Policy is in force and the Insured commits suicide, while sane or insane, within one year from the effective date of any increase in Specified Amount, any increase in the death benefit resulting from the requested increase in specified amount will not be paid. Instead, the Company will refund to the Policyowner an amount equal to the total cost of insurance applied to the increase.
--------------------------------------------------------------------------------
ANNUAL REPORT
                       At least once each year, an annual report will be sent to each Policyowner. The report will show the current death benefit, the Cash Value in each Subaccount and in the Declared Interest Option, outstanding Policy Debt and premiums paid, partial surrenders made and charges assessed since the last report. The report will also include any other information required by state law or regulation. Further, the Company will send the Policyowner the reports required by the Investment Company Act of 1940.
--------------------------------------------------------------------------------
NON-PARTICIPATION
                       The Policy does not participate in the Company's profits or surplus earnings. No dividends are payable.
--------------------------------------------------------------------------------
OWNERSHIP OF ASSETS
                       The Company shall have the exclusive and absolute ownership and control over assets, including the assets of the Variable Account.
--------------------------------------------------------------------------------
WRITTEN NOTICE
                       Any written notice should be sent to the Company at its Home Office. The notice should include the policy number and the Insured's full name. Any notice sent by the Company to a Policyowner will be sent to the address shown in the application unless an appropriate address change form has been filed with the Company.
--------------------------------------------------------------------------------
POSTPONEMENT OF
PAYMENTS
                       The Company will usually mail the proceeds of complete surrenders, partial surrenders and Policy Loans within seven days after the Policyowner's signed request is received at the Home Office. The Company will usually mail death proceeds within seven days after receipt of Due Proof of Death and maturity benefits within seven days of the Maturity Date. However, payment of any amount upon complete or partial surrender, payment of any Policy
                       Loan, and payment of death proceeds or benefits at maturity may be postponed whenever:

                           a)  the New York Stock Exchange is closed other  than
                              customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;

                           b)   the Securities and  Exchange Commission by order
                              permits  postponement   for  the   protection   of
                              Policyowners; or

                           c)    an  emergency  exists,  as  determined  by  the
                              Securities and Exchange Commission, as a result of which disposal of the securities is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Variable Account.

                       Transfers    may   also   be    postponed   under   these
                       circumstances.

                       Payments under the Policy which are derived from any amount paid to the Company by check or draft may be postponed until such time as the Company is satisfied that the check or draft has cleared the bank upon which it is drawn.
--------------------------------------------------------------------------------
CONTINUANCE OF
INSURANCE
                       The insurance under a Policy will continue until the earlier of:
                           a)  the end of the Grace Period following the Monthly
                              Deduction Day on which the Net Cash Value is less than the monthly deduction for the following Policy Month;
                           b)   the  date the Policyowner  surrenders the Policy
                              for its entire Net Cash Value;

                           c)  the death of the Insured; or

                           d)  the Maturity Date.

                       Any rider to a Policy will terminate on the date specified in the rider.
--------------------------------------------------------------------------------
OWNERSHIP
                       The  Policy  belongs  to  the  Policyowner.  The original
                       Policyowner is the person named as owner in the application. Ownership of the Policy may change according to the ownership option selected as part of the original application or by a subsequent endorsement to the Policy. During the Insured's lifetime, all rights granted by the Policy belong to the Policyowner, except as otherwise provided for in the Policy.
                       Special ownership rules may apply if the Insured is under legal age (as defined by state law in the state in which the Policy is delivered) on the Policy Date.

                       The Policyowner may assign the Policy as collateral security. The Company assumes no responsibility for the validity or effect of any collateral assignment of the Policy. No assignment will bind the Company unless in writing and until received by the Company at its Home Office. The assignment is subject to any payment or action taken by the Company before it received the assignment at the Home Office.
--------------------------------------------------------------------------------
THE BENEFICIARY
                       The primary Beneficiaries and contingent Beneficiaries are designated by the Policyowner in the application. If changed, the primary Beneficiary or contingent Beneficiary is as shown in the latest change filed with the Company. One or more primary or contingent Beneficiaries may be named in the application. In such case, the proceeds will be paid in equal shares to the survivors in the appropriate beneficiary class, unless requested otherwise by the Policyowner.
                       Unless a payment option is chosen, the proceeds payable at the Insured's death will be paid in a lump sum to the primary Beneficiary. If the primary Beneficiary dies before the Insured, the proceeds will be paid to the contingent Beneficiary. If no Beneficiary survives the Insured, the proceeds will be paid to the Policyowner or the Policyowner's estate.
--------------------------------------------------------------------------------
CHANGING THE
POLICYOWNER OR
BENEFICIARY
                       During the Insured's life, the Policyowner and the Beneficiary may be changed. To make a change, written request must be sent to the Company at its Home Office.
                       The request and the change must be in a form satisfactory
                                        to the Company and must
                       actually  be received  and recorded  by the  Company. The
                       change will take effect as of the date the request is signed by the Policyowner. The change will be subject to any payment made before the change is recorded by the Company. The Company may require return of the Policy for endorsement.
--------------------------------------------------------------------------------
ADDITIONAL INSURANCE
                       Subject to certain requirements, one or more of the following additional insurance
BENEFITS
                       benefits may be added to a Policy by rider: (i) Universal Cost of Living Increase; (ii) Universal Waiver of
                       Charges; (iii) Universal Adult Term Insurance; (iv) Universal Children's Term Insurance and (v) Universal
                       Guaranteed Insurability Option. The cost of any additional insurance benefits will be deducted as part of the monthly deduction. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.") Detailed information concerning available riders may be obtained from the agent selling the Policy.
--------------------------------------------------------------------------------
                   DISTRIBUTION OF THE POLICIES
--------------------------------------------------------------------------------

                       The Policies will be sold by individuals who in addition to being licensed as life insurance agents for the
                       Company, are also registered representatives of the principal underwriter of the Policies, FBL Marketing
                       Services, Inc. ("FBL Marketing"). FBL Marketing, a corporation organized on May 7, 1970, under the laws of the State of Delaware, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. FBL Marketing currently receives annual compensation of $100 per registered representative for acting as principal underwriter.


                       For Policies sold in states other than Kansas, writing agents will receive commissions based on a commission schedule and rules. The Company may pay agents first year commissions at a rate not exceeding 50% of minimum initial premiums and 4% of unscheduled premiums paid in the first Policy Year. Agents will be paid renewal commissions at a rate equal to 5% of planned periodic premiums and 4% of unscheduled premiums paid after the first Policy Year. Additional commissions at a rate not exceeding 50% of the increase in planned periodic premiums may be paid during the first year following an increase in Specified Amount.



                       For Policies sold in Kansas, writing agents will receive commissions based on a commission schedule and rules. The Company may pay agents first year commissions at a rate not exceeding 60% of minimum initial premiums and 3% of unscheduled premiums paid in the first Policy Year. Agents will be paid renewal commissions at a rate equal to 4% of planned periodic premiums and 3% of unscheduled premiums paid after the first Policy Year. Additional commissions at a rate not exceeding 60% of the increase in planned periodic premiums may be paid during the first year following an increase in Specified Amount.


                       These commissions (and other distribution expenses, such as production incentive bonuses, agent's insurance and pensions benefits, agency management compensation and bonuses and expense allowances) are paid by the Company. They do not result in any additional charges against the Policy that are not described above under "CHARGES AND DEDUCTIONS."
--------------------------------------------------------------------------------
                   FEDERAL TAX MATTERS
--------------------------------------------------------------------------------
INTRODUCTION
                       The following discussion is general and is not intended as tax advice. Any person concerned about these tax considerations should consult a competent tax adviser. This discussion is based on the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of these current laws and interpretations, and various changes have been proposed that would alter these laws in ways that would have significant adverse impacts. It should be further understood that the following discussion is not exhaustive and does not purport to be complete or to cover all situations and that special rules not described in this Prospectus may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.
--------------------------------------------------------------------------------
TAX STATUS OF THE
POLICY
                       Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") includes a definition of a life insurance contract for federal tax purposes. The Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations interpreting and implementing section 7702 and has issued proposed regulations on certain aspects of section 7702. Guidance as to how section 7702 is to be applied is, however, limited. If a Policy were determined not to be a life insurance contract for purposes of section 7702, such Policy would not provide most of the tax advantages normally provided by a life insurance policy.
                       With respect to a Policy issued exclusively on the basis of a standard premium class, while there is some uncertainty due to the limited guidance on section 7702, the Company believes that in light of the proposed regulations such a Policy should meet the section 7702 definition of a life insurance contract. However, with respect to a Policy issued in whole or in part on a substandard basis (i.e., a premium class involving higher than standard mortality risk), it is not clear whether or not such a Policy would satisfy section 7702, particularly if the Policyowner pays the full amount of premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy section 7702, the Company will take whatever steps are appropriate and necessary to attempt to cause such a Policy to comply with section 7702, including possibly refunding any premiums paid that exceed the limitations allowable under section 7702 (together with interest or other earnings on any such premiums refunded as required by law). For these reasons, the Company reserves the right to modify the Policy as necessary to attempt to qualify it as a life insurance contract under section 7702.

                       Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of the Account to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for federal tax purposes. The Variable Account, through the Fund, intends to comply with the diversification requirements prescribed in Regulations section 1.817-5, which affect how each Fund's assets may be invested. Although the investment adviser is an affiliate of the Company, the Company does not have control over the Fund or its investments. Nonetheless, the Company believes that each Portfolio of the Fund in which the Variable Account owns shares will be operated in compliance with the requirements prescribed by the Treasury.

                       In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (I.E., the Policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

                       The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, a Policyowner has additional flexibility in allocating premium payments and policy values. These differences could result in a Policyowner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent a Policyowner from being considered the owner of a pro rata share of the assets of the Separate Account.

                       The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.
--------------------------------------------------------------------------------
TAX TREATMENT OF
POLICY BENEFITS
                        IN GENERAL. The Company believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary under section 101(a)(l) of the Code.

                       A change in a Policy's Specified Amount, the payment of an unscheduled premium, a Policy loan, a partial withdrawal, a surrender, a lapse with outstanding indebtedness, a change in death benefit options, the exchange of a Policy for a fixed-benefit policy (see "THE POLICY--Special Transfer Privilege") and the assignment of a Policy or the exercise of the right to change Policyowners (see "GENERAL PROVISIONS-- Changing the Policyowner or Beneficiary") may have tax consequences depending upon the circumstances. In addition, federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend upon the circumstances of each Policyowner or Beneficiary. A competent tax adviser should be consulted for further information.



                       Pursuant to the recently enacted Health Insurance Portability and Accountability Act of 1996, the Company believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit endorsement should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the insured under the Policy. However, the Policyowner should consult a qualified tax adviser about the consequences of adding this Endorsement to a Policy or requesting an accelerated death benefit payment under this Endorsement.


                       The Company further believes that an exchange of a fixed-benefit policy issued by the Company for a Policy as provided under "THE POLICY--Exchange Privilege" generally should be treated as a non-taxable exchange of life insurance policies within the meaning of section 1035 of the Code. However, in certain circumstances, the exchanging owner may receive a cash distribution that might have to be recognized as income to the extent there was gain in the fixed-benefit policy. Moreover, to the extent a fixed-benefit policy with an outstanding loan is exchanged for an unencumbered Policy, the exchanging owner could recognize income at the time of the exchange up to the amount of such loan (including any due and unpaid interest on such loan). An exchanging owner should consult a tax adviser as to whether an exchange of a fixed-benefit policy for the Policy will have tax consequences to such owner.

                       The Policies may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if it is contemplated that a Policy may be used in any arrangement the value of which depends in part on its tax consequences, a qualified tax adviser should be consulted regarding the tax attributes of the particular arrangement.

                       Generally, the Policyowner will not be deemed to be in constructive receipt of the cash value, including increments thereof, under the Policy until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "modified endowment contract."

                       Whether a Policy is or is not a modified endowment contract, upon a complete surrender or lapse of a Policy, or when benefits are paid at such Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

                        MODIFIED ENDOWMENT CONTRACTS. A Policy may be treated as a modified endowment contract depending upon the amount of premiums paid in relation to the death benefit provided under such Policy. The premium limitation rules for determining whether a Policy is a modified endowment contract are extremely complex. In general, however, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. In addition, if a Policy is "materially changed," it may cause such Policy to be treated as a modified endowment contract. The material change rules for determining whether a Policy is a modified endowment contract are also extremely complex. In general, however, the determination whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship among the death benefit at the time of such change, the cash value at the time of such change and the additional premiums paid in the seven policy years starting with the date on which the material change occurs.

                       Due to the Policy's flexibility, classification of a Policy as a modified endowment contract will depend upon the circumstances of each Policy. Accordingly, a prospective Policyowner should contact a competent tax adviser before purchasing a Policy to determine the circumstances under which the Policy would be a modified endowment contract. In addition, a Policyowner should contact a competent tax adviser before paying any unscheduled premiums or changing the planned premium schedule or making any other change to, including an exchange of, a Policy to determine whether such premium or change would cause the Policy (or the new Policy in the case of an exchange) to be treated as a modified endowment contract.

                        DISTRIBUTIONS   FROM  POLICIES  CLASSIFIED  AS  MODIFIED
                        ENDOWMENT CONTRACTS.  Policies  classified  as  modified
                       endowment contracts are subject to the following tax rules: First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the cash value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from, or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly. In this regard, the Internal Revenue Service could take the position that capitalized interest on such loans are to be treated as a taxable distribution. Third, a 10 percent additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distribution or loan is made on or after the Policyowner attains age 59 1/2, is attributable to the Policyowner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policyowner or the joint lives (or joint life expectancies) of the Policyowner and the Policyowner's Beneficiary.


                       If a Policy becomes a modified endowment contract after it is issued, distributions made during the policy year in which it becomes a modified endowment contract, distributions in any subsequent policy year and distributions within two years before the Policy becomes a modified endowment contract will be subject to the tax treatment described above. This means that a distribution from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.


                        DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Distributions from a Policy that is not classified as a modified endowment contract are generally treated as first recovering the investment in the policy (described below) and then, only after the return of all such investment in the policy, as distributing taxable income. An exception to this general rule occurs in the case of a partial withdrawal, a decrease in the Specified Amount, or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Policyowner in order for the Policy to continue complying with the section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in section 7702.

                       Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. Instead, such loans are treated as indebtedness of the Policyowner.

                       Finally, neither distributions (including distributions upon surrender or lapse) nor loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10 percent additional tax.

                        POLICY LOAN INTEREST. Interest paid on any loan under a Policy may not be deductible. Therefore, a Policyowner should consult a competent tax adviser before deducting any Policy loan interest.

                        INVESTMENT IN THE POLICY. Investment in the policy means
                        (i) the  aggregate  amount  of  any  premiums  or  other
                       consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from the gross income of the Policyowner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus
                       (iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Policyowner.

                        MULTIPLE POLICIES. All modified endowment contracts that are issued by the Company (or its affiliates) to the same Policyowner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in gross income under section 72(e).
--------------------------------------------------------------------------------
TAXATION OF THE
COMPANY
                       At the present time, the Company makes no charge to the Variable Account, or to the Policy for any Federal, state or local taxes (other than state premium taxes) that it incurs that may be attributable to such Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Variable Account or to the Policies.
--------------------------------------------------------------------------------
EMPLOYMENT-RELATED
BENEFIT PLANS
                       The Supreme Court held in ARIZONA GOVERNING COMMITTEE V. NORRIS that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In addition, legislative, regulatory or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policy described in this Prospectus contains guaranteed cost of insurance rates and guaranteed purchase rates for certain payment options that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of NORRIS, and Title VII generally, on any employment-related insurance or benefit program for which a Policy may be purchased.
--------------------------------------------------------------------------------
                   ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
SAFEKEEPING OF THE
VARIABLE ACCOUNT'S
ASSETS

                       The Company holds the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from the General Account. The Company maintains records of all purchases and redemptions of Fund shares by each of the Subaccounts. Additional protection for the assets of the Variable Account is afforded by a blanket fidelity bond issued by Chubb Insurance Group in the amount of $5,000,000 covering all the officers and employees of the Company.

--------------------------------------------------------------------------------
VOTING RIGHTS
                       To the extent required by law, the Company will vote the Fund shares held in the Variable Account at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and, as a result, the Company determines that it is permitted to vote the Fund shares in its own right, it may elect to do so.
                       The number of votes which a Policyowner has the right to instruct are calculated separately for each Subaccount and are determined by dividing a Policy's Cash Value in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Portfolio which the Policyowner has the right to instruct will be determined as of the date coincident with the date established by that Portfolio for determining shareholders eligible to vote at such meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Fund. Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Portfolio.

                       The Company will vote Fund shares attributable to Policies as to which no timely instructions are received (as well as any Fund shares held in the Variable Account which are not attributable to Policies) in proportion to the voting instructions which are received with respect to all Policies participating in each Portfolio. Voting instructions to abstain on any item to be voted upon will be applied on a PRO RATA basis to reduce the votes eligible to be cast on a matter.


                       At some future date, Fund shares may also be held by separate accounts of other affiliated and unaffiliated insurance companies. The Company expects that those shares will be voted in accordance with instructions of the owners of insurance policies and contracts issued by those other insurance companies. Voting instructions given by owners of other insurance policies will dilute the effect of voting instructions of Policyowners.


                        DISREGARD OF VOTING INSTRUCTIONS. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of the Fund or one or more of its Portfolios or to approve or disapprove an investment advisory contract for a Portfolio of the Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policy or the investment adviser of a Portfolio of the Fund if the Company reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on the General Account in that the proposed investment policy for a Portfolio may result in overly speculative or unsound investments. In the event the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.
--------------------------------------------------------------------------------
STATE REGULATION OF
THE COMPANY
                       The Company, a stock life insurance company organized under the laws of Iowa, is subject to regulation by the Iowa Insurance Department. An annual statement is filed with the Iowa Insurance Department on or before March lst of each year covering the operations and reporting on the financial condition of the Company as of December 31st of the preceding year. Periodically, the Iowa Insurance Department examines the liabilities and reserves of the Company and the Variable Account and certifies their
                       adequacy,  and  a  full  examination  of  operations   is
                       conducted periodically by the National Association of Insurance Commissioners.
                       In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

--------------------------------------------------------------------------------
OFFICERS AND
DIRECTORS OF FARM
BUREAU LIFE INSURANCE
COMPANY


NAME AND POSITION               PRINCIPAL OCCUPATION
  WITH THE COMPANY*             LAST FIVE YEARS**
------------------------------  --------------------------------------------------
Kenneth R. Ashby, Director      Farmer; President, Utah Farm Bureau Federation and
                                affiliated companies and Ashby's Valley View
                                Farms; Vice President and Director, Utah Farm
                                Bureau Insurance Co.; Director, Millard County
                                Water Conservancy District, American Farm Bureau
                                Federation and affiliated companies, Multi States
                                Farmers Service Co., FBL Financial Group, Inc. and
                                Universal Assurors Life Insurance Company
Carroll C. Burling, Director    Farmer; President, Burling Farms, Inc.
Al Christopherson, Director     Farmer; President, Minnesota Farm Bureau
                                Federation; Director, FBL Financial Group, Inc.,
                                Universal Assurors Life Insurance Company, Farm
                                Bureau Mutual Insurance Company and FBL Insurance
                                Brokerage, Inc.
Ernest A. Glienke, Director     Farmer; Director, Farm Bureau Mutual Insurance
                                Company, FBL Insurance Brokerage, Inc., Utah Farm
                                Bureau Insurance Company and FBL Financial
                                Services, Inc.
William C. Hanson, Director     Farmer; Director, Rural Mutual Insurance Company
                                and Growmark, Inc.; President, Ag Tech Farm
                                Service; Vice President, Midwest Livestock
                                Producers
Craig D. Hill, Director         Farmer; President, CAPA Hill, Inc.; Director, Farm
                                Bureau Mutual Insurance Company, FBL Insurance
                                Brokerage, Inc., Utah Farm Bureau Insurance
                                Company and FBL Financial Services, Inc.
Daniel L. Johnson, Director     Farmer; Farm Bureau Mutual Insurance Company, FBL
                                Insurance Brokerage, Inc. and FBL Financial
                                Services, Inc.
Richard G. Kjerstad, Director   Farmer; President and Director, South Dakota Farm
                                Bureau Federation and South Dakota Farm Bureau
                                Mutual Insurance Company; Director, FBL Financial
                                Group, Inc. and Universal Assurors Life Insurance
                                Company


--------------
 * The principal business address of each person listed, unless otherwise indicated, is 5400 University Avenue, West
  Des Moines, Iowa 50266.
** The principal  occupation shown  reflects the  principal employment  of  each individual during the past five years.
  Corporate positions may, in some instances, have changed during the period.

NAME AND POSITION               PRINCIPAL OCCUPATION
  WITH THE COMPANY*             LAST FIVE YEARS**
------------------------------  --------------------------------------------------
Lindsey D. Larsen, Director     Farmer; Director, Farm Bureau Mutual Insurance
                                Company, FBL Insurance Brokerage, Inc., Utah Farm
                                Bureau Insurance Company and FBL Financial
                                Services, Inc.
David R. Machacek, Director     Farmer; Director, Farm Bureau Mutual Insurance
                                Company, FBL Insurance Brokerage, Inc., and FBL
                                Financial Services, Inc.
Donald O. Narigon, Director     Farmer; Director, Farm Bureau Mutual Insurance
                                Company, FBL Insurance Brokerage, Inc., and FBL
                                Financial Services, Inc.
Bryce P. Neidig, Director       Farmer; President, Nebraska Farm Bureau
                                Federation, Nebraska Farm Bureau Services, Inc.,
                                Farm Bureau Insurance Company of Nebraska,
                                Nebraska Farm Bureau Insurance Agency, Inc.;
                                Director, American Agriculture Insurance Company,
                                American Agriculture Insurance Agency, Inc.,
                                American Farm Bureau Service Company, American
                                Farm Bureau Federation, American Agricultural
                                Communications Systems, Inc., Western Agricultural
                                Insurance Co., Western Agricultural Management
                                Corp., FBL Financial Group, Inc., Blue Cross/Blue
                                Shield of Nebraska and Universal Assurors Life
                                Insurance Company
Charles E. Norris, Director     Farmer; Director, Farm Bureau Mutual Insurance
                                Company, FBL Insurance Brokerage, Inc. and FBL
                                Financial Services, Inc.
Bennett M. Osmonson, Director   Farmer
Howard D. Poulson, Director     Farmer; President, Wisconsin Farm Bureau
                                Federation, Rural Mutual Insurance Company and
                                Midwest Livestock Producers; Director, FBL
                                Financial Group, Inc. and Universal Assurors Life
                                Insurance Company
Sally A. Puttnam, Director      Farmer; Director, Farm Bureau Mutual Insurance
                                Company, FBL Insurance Brokerage, Inc. and FBL
                                Financial Services, Inc.


--------------
 * The principal business address of each person listed, unless otherwise indicated, is 5400 University Avenue, West
  Des Moines, Iowa 50266.
** The principal  occupation shown  reflects the  principal employment  of  each individual during the past five years.
  Corporate positions may, in some instances, have changed during the period.

NAME AND POSITION               PRINCIPAL OCCUPATION
  WITH THE COMPANY*             LAST FIVE YEARS**
------------------------------  --------------------------------------------------
James E. Sage, Director         Farmer; Director, Interstate Producers Livestock
                                Association, Farm Bureau Mutual Insurance Company,
                                FBL Insurance Brokerage, Inc., FBL Financial
                                Services, Inc. and Utah Farm Bureau Insurance
                                Company
Beverly L. Schnepel, Director   Farmer; Director, Farm Bureau Mutual Insurance
                                Company, FBL Insurance Brokerage, Inc. and FBL
                                Financial Services, Inc.
F. Gary Steiner, Director       Farmer; Director, Wisconsin Farm Bureau Insurance
                                Company and Bank of Alma (Alma, WI)
Edward M. Wiederstein,          Farmer; Chairman and Director, FBL Financial
  President and Director        Group, Inc.; President and Director, Iowa Farm
                                Bureau Federation, FBL Insurance Brokerage, Inc.,
                                Farm Bureau Mutual Insurance Company, Utah Farm
                                Bureau Insurance Company, FBL Financial Services,
                                Inc., Universal Assurors Life Insurance Company
                                and Farm Bureau Agricultural Business Corporation;
                                Director, Multi-Pig Corporation, Western
                                Agricultural Insurance Company, Western Ag
                                Insurance Agency, Inc., Western Farm Bureau Life
                                Insurance Company and American Ag Insurance
                                Company
Craig A. Lang, Vice President   Farmer; Director, Growmark, Inc., Western Farm
  and Director                  Bureau Life Insurance Company, Utah Farm Bureau
                                Insurance Company, Vice President and Director,
                                Farm Bureau Mutual Insurance Company, FBL
                                Insurance Brokerage, Inc. and FBL Financial
                                Services, Inc., Vice President, Universal Assurors
                                Life Insurance Company


--------------
 * The principal business address of each person listed, unless otherwise indicated, is 5400 University Avenue, West
  Des Moines, Iowa 50266.
** The principal  occupation shown  reflects the  principal employment  of  each individual during the past five years.
  Corporate positions may, in some instances, have changed during the period.

NAME AND POSITION               PRINCIPAL OCCUPATION
  WITH THE COMPANY*             LAST FIVE YEARS**
------------------------------  --------------------------------------------------
Richard D. Harris, Senior Vice  Senior Vice President and Secretary- Treasurer,
  President and                 Farm Bureau Mutual Insurance Company, FBL
  Secretary-Treasurer           Insurance Brokerage, Inc., Universal Assurors Life
                                Insurance Company, Utah Farm Bureau Insurance
                                Company, Western Farm Bureau Life Insurance
                                Company, FBL Financial Services, Inc. and FBL
                                Financial Group, Inc.; Senior Vice President and
                                Assistant Secretary- Treasurer, South Dakota Farm
                                Bureau Mutual Insurance Company
Stephen M. Morain, Senior Vice  Senior Vice President and General Counsel, FBL
  President and General         Financial Group, Inc.
  Counsel
Thomas R. Gibson, Chief         Chief Executive Officer, FBL Financial Group, Inc.
  Executive Officer
William J. Oddy, Executive      Chief Operating Officer, FBL Financial Group, Inc.
  Vice President and General
  Manager
Timothy J. Hoffman, Vice        Vice President, Chief Property/Casualty Officer,
  President                     FBL Financial Group, Inc.
Richard D. Warming, Chief       Chief Investment Officer and Assistant Treasurer,
  Investment Officer and        FBL Financial Group, Inc.
  Assistant Treasurer
James W. Noyce, Chief           Chief Financial Officer, FBL Financial Group, Inc.
  Financial Officer
Barbara J. Moore, Vice          Vice President-Property/Casualty Operations, FBL
  President                     Financial Group, Inc.
JoAnn W. Rumelhart, Vice        Vice President-Life Operations, FBL Financial
  President-Life Operations     Group, Inc.
Monte R. Roumpf, Vice           Vice President-Corporate Administration, FBL
  President                     Financial Group, Inc.
Lynn E. Wilson, Vice            Vice President-Life Sales, FBL Financial Group,
  President-                    Inc.
  Life Sales
F. Walter Tomenga, Vice         Vice President-Corporate Affairs and Marketing
  President                     Services, FBL Financial Group, Inc.
Robert L. Tatge, Vice           Vice President-Property/Casualty Operations, FBL
  President                     Financial Group, Inc.
Thomas E. Burlingame, Vice      Vice President-Associate General Counsel, FBL
  President-Associate General   Financial Group, Inc.
  Counsel
Donald L. Carter, Life          Life Underwriting Vice President, FBL Financial
  Underwriting Vice President   Group, Inc.
Kathryn Coleson Horner,         Accounting Vice President, FBL Financial Group,
  Accounting Vice President     Inc.


--------------
 * The principal business address of each person listed, unless otherwise indicated, is 5400 University Avenue, West
  Des Moines, Iowa 50266.
** The principal  occupation shown  reflects the  principal employment  of  each individual during the past five years.
  Corporate positions may, in some instances, have changed during the period.

NAME AND POSITION               PRINCIPAL OCCUPATION
  WITH THE COMPANY*             LAST FIVE YEARS**
------------------------------  --------------------------------------------------
Dennis M. Marker, Investment    Investment Vice President, Administration, FBL
  Vice President,               Financial Group, Inc.
  Administration
Paul Grinvalds, Financial       Financial Planning Vice President, Appointed
  Planning Vice President       Actuary, FBL Financial Group, Inc.
James P. Brannen, Tax and       Tax and Investment Accounting Vice President, FBL
  Investment Accounting Vice    Financial Group, Inc.
  President
Ronald J. Palmer, Agency        Agency Services Vice President, FBL Financial
  Services Vice President       Group, Inc.
Christopher G. Daniels, Life    Life Product Development and Pricing Vice
  Product Development and       President, FBL Financial Group, Inc.
  Pricing Vice President
James M. Mincks, Human          Human Resources Vice President, FBL Financial
  Resources Vice President      Group, Inc.
Kermit J. Larson, Agency Vice   Agency Vice President, Farm Bureau Life Insurance
  President                     Company
Larry W. Riley, Agency Vice     Agency Vice President, Farm Bureau Life Insurance
  President                     Company
John F. Mottet, Agency Vice     Agency Vice President, Farm Bureau Life Insurance
  President                     Company
Richard J. January, Senior      Senior Agency Vice President, Farm Bureau Life
  Agency Vice President         Insurance Company
Cyrus S. Winters, Senior        Senior Agency Vice President, Farm Bureau Life
  Agency Vice President         Insurance Company
Michael J. Tousley, Senior      Senior Agency Vice President, Farm Bureau Life
  Agency Vice President         Insurance Company
Ronnie G. Lee, Agency Vice      Agency Vice President, Farm Bureau Life Insurance
  President                     Company


--------------
 * The principal business address of each person listed, unless otherwise indicated, is 5400 University Avenue, West
  Des Moines, Iowa 50266.
** The principal  occupation shown  reflects the  principal employment  of  each individual during the past five years.
  Corporate positions may, in some instances, have changed during the period.

--------------------------------------------------------------------------------
LEGAL MATTERS

                       Sutherland, Asbill & Brennan, L.L.P. of Washington, D.C. has provided advice on certain legal matters relating to federal securities laws applicable to the issuance of the flexible premium variable life insurance policy described in this Prospectus. All matters of Iowa law pertaining to the Policy, including the validity of the Policy and the Company's right to issue the Policy under Iowa Insurance Law, have been passed upon by Stephen M. Morain, Senior Vice President and General Counsel of the Company.

--------------------------------------------------------------------------------
LEGAL PROCEEDINGS
                       There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Variable Account.
--------------------------------------------------------------------------------
EXPERTS

                       The financial statements of the Variable Account at December 31, 1996 and for each of the three years in the period ended December 31, 1996, and of the Company at December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996, appearing herein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their respective reports thereon appearing elsewhere herein and are included in reliance upon such reports given upon the authority of such firms as experts in accounting and auditing.

                       Actuarial matters included in this Prospectus have been examined by JoAnn W. Rumelhart, FSA, MAAA, Vice President-Life Operations, as stated in the opinion filed as an exhibit to the registration statement.
--------------------------------------------------------------------------------
OTHER INFORMATION
                       A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Variable Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.
--------------------------------------------------------------------------------
                   FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                       The Variable Account's statement of net assets as of December 31, 1996 and the related statements of operations and changes in net assets for each of the three years in the period ended December 31, 1996, and the consolidated balance sheets of the Company at December 31, 1996 and 1995 and the related consolidated statements of income, changes in stockholders' equity and cash flows for each of the three years in the period ended December 31, 1996, appearing herein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their respective reports thereon appearing elsewhere herein.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                         REPORT OF INDEPENDENT AUDITORS



The Board of Directors and Participants
Farm Bureau Life Insurance Company



We have audited the accompanying statement of net assets of Farm Bureau Life Variable Account (comprising, respectively, the Value Growth, High Grade Bond, High Yield Bond, Managed, Money Market, and Blue Chip Subaccounts) as of December 31, 1996, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Farm Bureau Life Variable Account at December 31, 1996, and the results of their operations and changes in their net assets for each of the three years in the period then ended, in conformity with generally accepted accounting principles.



                                          /s/ Ernst & Young LLP


Des Moines, Iowa


March 5, 1997

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 1996



ASSETS
Investments in FBL Variable Insurance Series Fund:
  Value Growth Subaccount:
    Value Growth Portfolio, 1,193,845 shares at net asset value of $13.13 per share
      (cost $14,231,022)                                                                    $15,675,188
  High Grade Bond Subaccount:
    High Grade Bond Portfolio, 174,069 shares at net asset value of $9.83 per share
      (cost $1,726,519)                                                                       1,711,102
  High Yield Bond Subaccount:
    High Yield Bond Portfolio, 257,603 shares at net asset value of $9.91 per share
      (cost $2,539,939)                                                                       2,552,842
  Managed Subaccount:
    Managed Portfolio, 1,144,466 shares at net asset value of $12.40 per share
      (cost $13,353,613)                                                                     14,191,379
  Money Market Subaccount:
    Money Market Portfolio, 967,022 shares at net asset value of $1.00 per share
      (cost $967,022)                                                                           967,022
  Blue Chip Subaccount:
    Blue Chip Portfolio, 321,726 shares at net asset value of $24.68 per share
      (cost $5,938,735)                                                                       7,940,202
                                                                                            -----------
Total investments (cost $38,756,850)                                                         43,037,735
LIABILITIES                                                                                          --
                                                                                            -----------
NET ASSETS                                                                                  $43,037,735
                                                                                            -----------
                                                                                            -----------



                                                                                    UNITS          UNIT VALUE    EXTENDED VALUE
                                                                              -------------------------------------------------
Net assets are represented by:
  Value Growth Subaccount                                                         696,561.203115  $   22.503676  $   15,675,188
  High Grade Bond Subaccount                                                      100,066.956362      17.099574       1,711,102
  High Yield Bond Subaccount                                                      122,913.031338      20.769500       2,552,842
  Managed Subaccount                                                              621,591.989925      22.830697      14,191,379
  Money Market Subaccount                                                          75,170.700816      12.864348         967,022
  Blue Chip Subaccount                                                            287,174.141676      27.649433       7,940,202
                                                                                                                 --------------
Total net assets                                                                                                 $   43,037,735
                                                                                                                 --------------
                                                                                                                 --------------


SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                            STATEMENTS OF OPERATIONS


                                                                   COMBINED                     VALUE GROWTH SUBACCOUNT
                                                     ------------------------------------  ----------------------------------
                                                                  YEAR ENDED                           YEAR ENDED
                                                                 DECEMBER 31                          DECEMBER 31
                                                        1996         1995        1994         1996         1995       1994
                                                     ------------------------------------------------------------------------
Net investment income:
  Dividend income                                    $ 3,350,569  $1,470,294  $ 1,037,561  $ 1,468,287  $  600,695  $ 366,515
  Mortality and expense risk charges                    (307,070)   (194,849)    (124,327)    (112,696)    (73,171)   (45,358)
                                                     ------------------------------------------------------------------------
Net investment income                                  3,043,499   1,275,445      913,234    1,355,591     527,524    321,157
Net realized and unrealized gain (loss) on
  investments:
  Net realized gain (loss) from investment
    transactions                                         101,081      36,576      (15,607)      38,673      10,200     (7,916)
  Change in unrealized appreciation/depreciation of
    investments                                        2,136,480   3,442,425   (1,409,360)     661,242   1,319,331   (565,067)
                                                     ------------------------------------------------------------------------
Net gain (loss) on investments                         2,237,561   3,479,001   (1,424,967)     699,915   1,329,531   (572,983)
                                                     ------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                    $ 5,281,060  $4,754,446  $  (511,733) $ 2,055,506  $1,857,055  $(251,826)
                                                     ------------------------------------------------------------------------
                                                     ------------------------------------------------------------------------


                                                          HIGH GRADE BOND SUBACCOUNT           HIGH YIELD BOND SUBACCOUNT
                                                     ------------------------------------  ----------------------------------
                                                                  YEAR ENDED                           YEAR ENDED
                                                                 DECEMBER 31                          DECEMBER 31
                                                        1996         1995        1994         1996         1995       1994
                                                     ------------------------------------------------------------------------
Net investment income:
  Dividend income                                    $   109,132  $   87,448  $    62,855  $   209,673  $  148,611  $  97,005
  Mortality and expense risk charges                     (13,511)    (10,003)      (7,181)     (19,103)    (12,752)    (8,145)
                                                     ------------------------------------------------------------------------
Net investment income                                     95,621      77,445       55,674      190,570     135,859     88,860
Net realized and unrealized gain (loss) on
  investments:
  Net realized gain (loss) from investment
    transactions                                            (988)       (884)      (2,084)        (445)     (2,644)    (1,504)
  Change in unrealized appreciation/depreciation of
    investments                                          (18,165)     59,549      (60,346)      46,768      46,925   (101,553)
                                                     ------------------------------------------------------------------------
Net gain (loss) on investments                           (19,153)     58,665      (62,430)      46,323      44,281   (103,057)
                                                     ------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                    $    76,468  $  136,110  $    (6,756) $   236,893  $  180,140  $ (14,197)
                                                     ------------------------------------------------------------------------
                                                     ------------------------------------------------------------------------


SEE ACCOMPANYING NOTES.

                                                                           MONEY MARKET
                                           MANAGED SUBACCOUNT               SUBACCOUNT            BLUE CHIP SUBACCOUNT
                                     -------------------------------  ----------------------  ----------------------------
                                               YEAR ENDED                   YEAR ENDED                 YEAR ENDED
                                               DECEMBER 31                 DECEMBER 31                DECEMBER 31
                                        1996       1995       1994     1996     1995   1994     1996      1995      1994
                                     -------------------------------------------------------------------------------------
Net investment income:
  Dividend income                    $1,393,489  $ 556,379  $469,045  $23,870  $10,664 $1,247 $146,118  $ 66,497  $ 40,894
  Mortality and expense risk
    charges                            (102,690)   (66,386)  (44,750)  (4,490) (1,788)  (304)  (54,580)  (30,749)  (18,589)
                                     -------------------------------------------------------------------------------------
NET INVESTMENT INCOME                 1,290,799    489,993   424,295   19,380   8,876    943    91,538    35,748    22,305
Net realized and unrealized gain
  (loss) on investments:
  Net realized gain (loss) from
    investment transactions              24,883     (1,192)  (14,100)      --      --     --    38,958    31,096     9,997

  Change in unrealized
    appreciation/depreciation of
    investments                         458,029  1,155,520  (683,673)      --      --     --   988,606   861,100     1,279
                                     -------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS          482,912  1,154,328  (697,773)      --      --     --  1,027,564  892,196    11,276
                                     -------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS   $1,773,711  $1,644,321 $(273,478) $19,380 $8,876  $ 943  $1,119,102 $927,944 $ 33,581
                                     -------------------------------------------------------------------------------------
                                     -------------------------------------------------------------------------------------

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                      STATEMENTS OF CHANGES IN NET ASSETS



                                           COMBINED                          VALUE GROWTH SUBACCOUNT
                           ----------------------------------------  ---------------------------------------
                                          YEAR ENDED                                YEAR ENDED
                                          DECEMBER 31                               DECEMBER 31
                               1996          1995          1994          1996          1995          1994
                           ---------------------------------------------------------------------------------
Operations:
  Net investment income    $  3,043,499   $ 1,275,445   $   913,234  $  1,355,591   $   527,524   $  321,157
  Net realized gain
   (loss) from investment
   transactions                 101,081        36,576       (15,607)       38,673        10,200       (7,916)
  Change in unrealized
   appreciation/
   depreciation of
   investments                2,136,480     3,442,425    (1,409,360)      661,242     1,319,331     (565,067)
                           ---------------------------------------------------------------------------------
Net increase (decrease)
  in net assets resulting
  from operations             5,281,060     4,754,446      (511,733)    2,055,506     1,857,055     (251,826)
Capital share
  transactions:
  Transfers of net
   premiums                  16,143,306    10,027,479    12,057,583     4,673,744     3,373,068    4,884,501
  Transfers of death
   benefits                     (50,801)      (76,039)           --       (24,621)      (20,773)          --
  Transfers of surrenders      (734,432)     (640,433)     (280,286)     (228,419)     (260,324)    (113,833)
  Transfers of policy
   loans                       (701,757)     (420,627)     (268,564)     (260,923)     (173,175)    (129,057)
  Transfers of cost of
   insurance and transfer
   charges                   (4,854,913)   (3,764,873)   (2,988,193)   (1,591,999)   (1,307,686)  (1,123,660)
  Transfers between
   subaccounts                  769,812       170,949      (274,657)      838,861       226,020      (84,996)
                           ---------------------------------------------------------------------------------
Net increase in net
  assets resulting from
  capital share
  transactions               10,571,215     5,296,456     8,245,883     3,406,643     1,837,130    3,432,955
                           ---------------------------------------------------------------------------------
Total increase in net
  assets                     15,852,275    10,050,902     7,734,150     5,462,149     3,694,185    3,181,129
Net assets at beginning
  of year                    27,185,460    17,134,558     9,400,408    10,213,039     6,518,854    3,337,725
                           ---------------------------------------------------------------------------------
Net assets at end of year  $ 43,037,735   $27,185,460   $17,134,558  $ 15,675,188   $10,213,039   $6,518,854
                           ---------------------------------------------------------------------------------
                           ---------------------------------------------------------------------------------

                            HIGH GRADE BOND SUBACCOUNT        HIGH YIELD BOND SUBACCOUNT              MANAGED SUBACCOUNT
                          -------------------------------  ---------------------------------  -----------------------------------
                                     YEAR ENDED                       YEAR ENDED                           YEAR ENDED
                                      DECEMBER                         DECEMBER                             DECEMBER
                                         31                               31                                   31
                            1996        1995       1994      1996        1995        1994        1996         1995        1994
                          -------------------------------------------------------------------------------------------------------
Operations:
  Net investment income   $  95,621  $  77,445    $55,674  $ 190,570  $ 135,859    $  88,860  $ 1,290,799  $ 489,993    $ 424,295
  Net realized gain
   (loss) from investment
   transactions                (988)      (884)    (2,084)      (445)    (2,644)      (1,504)      24,883     (1,192)     (14,100)
  Change in unrealized
   appreciation/
   depreciation of
   investments              (18,165)    59,549    (60,346)    46,768     46,925     (101,553)     458,029  1,155,520     (683,673)
                          -------------------------------------------------------------------------------------------------------
Net increase (decrease)
  in net assets resulting
  from operations            76,468    136,110     (6,756)   236,893    180,140      (14,197)   1,773,711  1,644,321     (273,478)
Capital share
  transactions:
  Transfers of net
   premiums                 466,620    374,188    472,154    875,412    636,472      749,481    4,298,411  2,880,711    4,455,735
  Transfers of death
   benefits                  (4,420)   (12,573)        --     (4,411)    (2,339)          --      (12,239)   (21,898)          --
  Transfers of surrenders   (29,704)    (5,473)    (7,186)   (70,714)   (27,257)     (21,981)    (279,779)  (273,471)     (68,697)
  Transfers of policy
   loans                    (29,714)   (11,630)   (12,693)   (54,879)   (28,014)     (16,467)    (225,813)  (134,744)     (77,932)
  Transfers of cost of
   insurance and transfer
   charges                 (177,675)  (163,615)   (139,626)  (276,886)  (240,083)   (191,048)  (1,418,517) (1,178,595)  (1,125,916)
  Transfers between
   subaccounts              134,027     17,031    (15,124)   167,619     (1,383)     (25,938)   1,055,783     80,167      (92,453)
                          -------------------------------------------------------------------------------------------------------
Net increase in net
  assets resulting from
  capital share
  transactions              359,134    197,928    297,525    636,141    337,396      494,047    3,417,846  1,352,170    3,090,737
                          -------------------------------------------------------------------------------------------------------
Total increase in net
  assets                    435,602    334,038    290,769    873,034    517,536      479,850    5,191,557  2,996,491    2,817,259
Net assets at beginning
  of year                 1,275,500    941,462    650,693  1,679,808  1,162,272      682,422    8,999,822  6,003,331    3,186,072
                          -------------------------------------------------------------------------------------------------------
Net assets at end of year $1,711,102 $1,275,500   $941,462 $2,552,842 $1,679,808   $1,162,272 $14,191,379  $8,999,822   $6,003,331
                          -------------------------------------------------------------------------------------------------------
                          -------------------------------------------------------------------------------------------------------

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)



                                    MONEY MARKET SUBACCOUNT               BLUE CHIP SUBACCOUNT
                                --------------------------------  ------------------------------------
                                            YEAR ENDED                        YEAR ENDED
                                            DECEMBER 31                       DECEMBER 31
                                   1996        1995       1994       1996        1995          1994
                                ----------------------------------------------------------------------
Operations:
  Net investment income         $   19,380  $    8,876   $   943  $   91,538  $   35,748    $   22,305
  Net realized gain (loss)
   from investment
   transactions                         --          --        --      38,958      31,096         9,997
  Change in unrealized
    appreciation/depreciation
    of investments                      --          --        --     988,606     861,100         1,279
                                ----------------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from
  operations                        19,380       8,876       943   1,119,102     927,944        33,581
Capital share transactions:
  Transfers of net premiums      2,945,406   1,129,049    20,472   2,883,713   1,633,991     1,475,240
  Transfers of death benefits           --          --        --      (5,110)    (18,456)           --
  Transfers of surrenders           (6,116)     (2,924 )    (366)   (119,700)    (70,984)      (68,223)
  Transfers of policy loans         (1,728)       (172 )    (675)   (128,700)    (72,892)      (31,740)
  Transfers of cost of
    insurance and transfer
    charges                       (469,674)   (253,153 )  (7,693)   (920,162)   (621,741)     (400,250)
  Transfers between
    subaccounts                 (2,037,433)   (400,420 ) (10,118)    610,955     249,534       (46,028)
                                ----------------------------------------------------------------------
Net increase in net assets
  resulting from capital share
  transactions                     430,455     472,380     1,620   2,320,996   1,099,452       928,999
                                ----------------------------------------------------------------------
Total increase in net assets       449,835     481,256     2,563   3,440,098   2,027,396       962,580
Net assets at beginning of
  year                             517,187      35,931    33,368   4,500,104   2,472,708     1,510,128
                                ----------------------------------------------------------------------
Net assets at end of year       $  967,022  $  517,187   $35,931  $7,940,202  $4,500,104    $2,472,708
                                ----------------------------------------------------------------------
                                ----------------------------------------------------------------------


SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996



1.SIGNIFICANT ACCOUNTING POLICIES


Farm Bureau Life Variable Account (the Account) is a unit investment trust registered under the Investment Company Act of 1940. The Account was established as a separate investment account within Farm Bureau Life Insurance Company (the Company) to fund flexible premium variable life insurance policies.



The Account has six separate subaccounts, each of which invests solely, as directed by contract owners, in a different portfolio of FBL Variable Insurance Series Fund (the Fund), an open-end, diversified management investment company sponsored by the Company. Effective December 1, 1996, the Growth Common Stock Subaccount was renamed the Value Growth Subaccount. Contract owners also may direct investments to a fixed interest subaccount held in the general assets of the Company.



Investments in shares of the Fund are stated at market value, which is the closing net asset value per share as determined by the Fund. The average cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Dividends paid to the Account are automatically reinvested in shares of the Fund on the payable date.



2.EXPENSE CHARGES


The Account pays the Company certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts.



PREMIUM EXPENSE CHARGE: Premiums paid by the contractholders are reduced by a 5% sales charge (used to compensate the Company for expenses incurred in connection with the distribution of the policies) and a 2% premium tax charge (used to compensate the Company for premium taxes imposed by various states and political subdivisions).



COST OF INSURANCE: The Company assumes the responsibility for providing insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and current net amount at risk. Also, the cost of insurance includes a flat monthly administration charge of $3.00 and a first year monthly charge based on age and amount of insurance inforce. The aggregate cost of insurance can vary from month to month since the determination of both the insurance rate and the current net amount at risk depends on a number of variables as described in the Account's prospectus.



MORTALITY AND EXPENSE RISK CHARGES: The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of .90% of the average daily net asset value of the Account. These charges are assessed in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.



OTHER CHARGES: A transfer charge of $25 will be imposed for the second and each subsequent transfer between subaccounts in any one policy year. A surrender charge equal to the lesser of $25 or 2.0% of the amount surrendered will be imposed in the event of a partial or full contract surrender or lapse.



3.FEDERAL INCOME TAXES


The operations of the Account form a part of, and are taxed with, operations of the Company, which is taxed as a life insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Account's net investment income or net realized gain on investments. Accordingly, no charge for income tax is currently being made to the Account. If such taxes are incurred by the Company in the future, a charge to the Account may be assessed.

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



4.INVESTMENT TRANSACTIONS


The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount are as follows:



                                                                              YEAR ENDED DECEMBER 31
                                                     ------------------------------------------------------------------------
                                                               1996                      1995                   1994
                                                     -------------------------  ----------------------  ---------------------
                                                      PURCHASES       SALES     PURCHASES     SALES     PURCHASES     SALES
                                                     ------------------------------------------------------------------------
Value Growth Subaccount                              $  5,113,277  $   351,043  $2,688,930  $  324,276  $4,084,035  $ 329,923
High Grade Bond Subaccount                                540,232       85,477     340,165      64,792     404,442     51,243
High Yield Bond Subaccount                                925,422       98,711     590,219     116,964     657,604     74,697
Managed Subaccount                                      5,015,366      306,721   2,251,170     409,007   3,726,025    210,993
Money Market Subaccount                                 2,681,085    2,231,250   1,170,205     688,949      23,735     21,172
Blue Chip Subaccount                                    2,563,886      151,352   1,286,359     151,159   1,084,139    132,835
                                                     ------------------------------------------------------------------------
Combined                                             $ 16,839,268  $ 3,224,554  $8,327,048  $1,755,147  $9,979,980  $ 820,863
                                                     ------------------------------------------------------------------------
                                                     ------------------------------------------------------------------------



5.SUMMARY OF CHANGES FROM UNIT TRANSACTIONS


Transactions in units of each subaccount were as follows:



                                                           UNITS SOLD             UNITS REDEEMED           NET INCREASE
                                                     -----------------------  ----------------------  -----------------------
                                                       UNITS       AMOUNT       UNITS      AMOUNT       UNITS       AMOUNT
                                                     ------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1996
Value Growth Subaccount                                179,005  $  3,644,990     11,662  $   238,347    167,343  $  3,406,643
High Grade Bond Subaccount                              26,068       431,101      4,336       71,967     21,732       359,134
High Yield Bond Subaccount                              36,666       715,749      4,082       79,608     32,584       636,141
Managed Subaccount                                     172,450     3,621,877      9,748      204,031    162,702     3,417,846
Money Market Subaccount                                209,942     2,657,215    176,569    2,226,760     33,373       430,455
Blue Chip Subaccount                                    94,956     2,417,768      3,772       96,772     91,184     2,320,996
                                                     ------------------------------------------------------------------------
Combined                                               719,087  $ 13,488,700    210,169  $ 2,917,485    508,918  $ 10,571,215
                                                     ------------------------------------------------------------------------
                                                     ------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1995
Value Growth Subaccount                                122,230  $  2,088,235     14,829  $   251,105    107,401  $  1,837,130
High Grade Bond Subaccount                              16,369       252,717      3,538       54,789     12,831       197,928
High Yield Bond Subaccount                              24,846       441,608      5,868      104,212     18,978       337,396
Managed Subaccount                                      96,919     1,694,791     19,696      342,621     77,223     1,352,170
Money Market Subaccount                                 94,936     1,159,542     56,176      687,162     38,760       472,380
Blue Chip Subaccount                                    59,767     1,219,862      5,679      120,410     54,088     1,099,452
                                                     ------------------------------------------------------------------------
Combined                                               415,067  $  6,856,755    105,786  $ 1,560,299    309,281  $  5,296,456
                                                     ------------------------------------------------------------------------
                                                     ------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1994
Value Growth Subaccount                                235,366  $  3,717,521     18,098  $   284,566    217,268  $  3,432,955
High Grade Bond Subaccount                              23,824       341,587      3,077       44,062     20,747       297,525
High Yield Bond Subaccount                              34,294       560,599      4,040       66,552     30,254       494,047
Managed Subaccount                                     201,404     3,256,980     10,453      166,243    190,951     3,090,737
Money Market Subaccount                                  1,936        22,488      1,798       20,868        138         1,620
Blue Chip Subaccount                                    60,441     1,043,245      6,682      114,246     53,759       928,999
                                                     ------------------------------------------------------------------------
Combined                                               557,265  $  8,942,420     44,148  $   696,537    513,117  $  8,245,883
                                                     ------------------------------------------------------------------------
                                                     ------------------------------------------------------------------------



6.NET ASSETS


The Account has an unlimited number of units of beneficial interest authorized with no par value. Net assets as of December 31, 1996 consisted of:



                                                           HIGH GRADE    HIGH YIELD
                                            VALUE GROWTH      BOND          BOND        MANAGED     MONEY MARKET   BLUE CHIP
                                COMBINED     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                              ------------------------------------------------------------------------------------------------
Paid-in capital               $ 32,594,102  $ 11,609,651   $1,456,141    $2,067,393   $ 10,864,831   $  936,563    $5,659,523
Accumulated undistributed
  net investment income          6,061,667     2,582,698      271,366       472,991      2,463,899       30,459       240,254
Accumulated undistributed
  net realized gain (loss)
  from investment
  transactions                     101,081        38,673         (988)         (445)        24,883           --        38,958
Net unrealized appreciation
  (depreciation) of
  investments                    4,280,885     1,444,166      (15,417)       12,903        837,766           --     2,001,467
                              ------------------------------------------------------------------------------------------------
Net assets                    $ 43,037,735  $ 15,675,188   $1,711,102    $2,552,842   $ 14,191,379   $  967,022    $7,940,202
                              ------------------------------------------------------------------------------------------------
                              ------------------------------------------------------------------------------------------------

                         REPORT OF INDEPENDENT AUDITORS



The Board of Directors and Stockholder
Farm Bureau Life Insurance Company



We have audited the accompanying consolidated balance sheets of Farm Bureau Life Insurance Company as of December 31, 1996 and 1995, and the related consolidated statements of income, changes in stockholders' equity, and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Farm Bureau Life Insurance Company at December 31, 1996 and 1995, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.



As described in Note 4 to the consolidated financial statements, in 1994 the Company changed its method of accounting for certain investments in debt securities.



                                          /s/ Ernst & Young LLP


Des Moines, Iowa


March 3, 1997

                       FARM BUREAU LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                                                            DECEMBER 31,
                                                                                                    -----------------------------
                                                                                                         1996           1995
                                                                                                    --------------  -------------
ASSETS
Investments:
  Fixed maturities:
    Held for investment, at amortized cost (market: 1996--$574,338;
      1995--$580,379)                                                                               $      562,283  $     556,099
    Available for sale, at market (amortized cost: 1996--$1,096,179;
      1995--$943,219)                                                                                    1,128,587      1,001,302
  Equity securities, at market (cost: 1996--$69,915;
    1995--$72,731)                                                                                          79,786         78,173
  Held in inventory, at estimated fair value (amortized cost: 1996--$8,716;
    1995--$21,555), substantially all held for sale in 1996                                                 13,781         21,913
  Mortgage loans on real estate                                                                            235,331        215,690
  Investment real estate, less allowances for depreciation of $1,741 in
    1996 and $1,498 in 1995                                                                                 26,384         26,384
  Policy loans                                                                                              88,940         88,526
  Other long-term investments                                                                                8,376          2,892
  Short-term investments                                                                                    62,025         35,358
                                                                                                    --------------  -------------
Total investments                                                                                        2,205,493      2,026,337
Cash and cash equivalents                                                                                    1,802             --
Securities and indebtedness of related parties                                                              39,244         73,138
Accrued investment income                                                                                   24,298         24,012
Accounts and notes receivable                                                                                1,526          2,009
Amounts receivable from affiliates                                                                           7,095          3,824
Reinsurance recoverable                                                                                      5,552          2,225
Deferred policy acquisition costs                                                                          145,614        124,302
Value of insurance in force acquired                                                                            39             75
Property and equipment, less allowances for depreciation of $17,313 in
  1996 and $42,084 in 1995                                                                                  36,182         59,990
Current income taxes recoverable                                                                                --         12,939
Goodwill, less accumulated amortization of $2,172 in 1996 and $1,556 in 1995                                 9,726         10,342
Other assets                                                                                                 5,349         11,544
Assets held in separate accounts                                                                            79,043         44,789
                                                                                                    --------------  -------------
Total assets                                                                                        $    2,560,963  $   2,395,526
                                                                                                    --------------  -------------
                                                                                                    --------------  -------------

                                                                                                            DECEMBER 31,
                                                                                                    -----------------------------
                                                                                                         1996           1995
                                                                                                    --------------  -------------
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Policy liabilities and accruals:
    Future policy benefits:
      Universal life and annuity products                                                           $    1,078,463  $   1,020,345
      Traditional life insurance and accident and health products                                          555,664        541,356
      Unearned revenue reserve                                                                              22,182         20,081
    Other policy claims and benefits                                                                         7,313          5,640
                                                                                                    --------------  -------------
                                                                                                         1,663,622      1,587,422
  Other policyholders' funds:
    Supplementary contracts without life contingencies                                                     120,649        111,505
    Advance premiums and other deposits                                                                     66,572         66,260
    Accrued dividends                                                                                       12,796         12,600
                                                                                                    --------------  -------------
                                                                                                           200,017        190,365
  Long-term debt                                                                                                81         12,604
  Amounts payable to affiliates                                                                             12,063         10,443
  Current income taxes payable                                                                                  56             --
  Deferred income taxes                                                                                     43,810         43,723
  Other liabilities                                                                                         71,267         65,784
  Liabilities related to separate accounts                                                                  79,043         44,789
                                                                                                    --------------  -------------
Total liabilities                                                                                        2,069,959      1,955,130
Commitments and contingencies

Stockholder's equity:
  Preferred stock, 7 1/2% cumulative, par value $50.00 per share--authorized 6,000 shares                       --             --
  Common stock, par value $50.00 per share--authorized 994,000 shares, issued and outstanding
    50,000 shares                                                                                            2,500          2,500
  Additional paid-in capital                                                                                55,285         50,426
  Net unrealized investment gains                                                                           26,327         34,146
  Retained earnings                                                                                        406,892        353,324
                                                                                                    --------------  -------------
Total stockholder's equity                                                                                 491,004        440,396
                                                                                                    --------------  -------------
Total liabilities and stockholder's equity                                                          $    2,560,963  $   2,395,526
                                                                                                    --------------  -------------
                                                                                                    --------------  -------------



SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF INCOME
                             (DOLLARS IN THOUSANDS)



                                                                                           YEAR ENDED DECEMBER 31,
                                                                            -----------------------------------------------------
                                                                                  1996               1995              1994
                                                                            -----------------  ----------------  ----------------
Revenues:
  Universal life and annuity product charges                                $          33,755  $         33,343  $         30,983
  Traditional life insurance premiums                                                  52,051            48,511            46,161
  Accident and health premiums                                                          9,560             9,396             2,444
  Property-casualty premiums                                                               --            18,709            17,778
  Net investment income                                                               166,422           184,348           145,148
  Realized gains on investments                                                        54,454             5,902            11,234
  Other income                                                                         11,887            28,011            26,954
                                                                            -----------------  ----------------  ----------------
    Total revenues                                                                    328,129           328,220           280,702
Benefits and expenses:
  Universal life and annuity benefits                                                  90,720            88,147            75,844
  Traditional life insurance and accident and health benefits                          42,370            37,710            37,800
  Increase in traditional and accident and health future policy benefits               13,679            15,310             6,501
  Distributions to participating policyholders                                         23,725            23,838            22,753
  Property-casualty losses and loss adjustment expenses                                    --            13,621            13,441
  Underwriting, acquisition and insurance expenses                                     45,714            54,336            56,486
  Interest expense                                                                        425             1,007             1,836
  Other expenses                                                                        7,814            17,776            17,505
                                                                            -----------------  ----------------  ----------------
    Total benefits and expenses                                                       224,447           251,745           232,166
                                                                            -----------------  ----------------  ----------------
                                                                                      103,682            76,475            48,536
Income taxes                                                                          (34,156)          (27,291)          (18,434)
Minority interest in losses (earnings) of subsidiaries                                     --               (12)                4
Equity income (loss), net of related income taxes                                       4,138             1,488            (1,587)
                                                                            -----------------  ----------------  ----------------
Income from continuing operations                                                      73,664            50,660            28,519
Discontinued operations--gain on disposal of cable television operations,
  net of related income taxes                                                              --                --             6,479
                                                                            -----------------  ----------------  ----------------
Net income                                                                  $          73,664  $         50,660  $         34,998
                                                                            -----------------  ----------------  ----------------
                                                                            -----------------  ----------------  ----------------



SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE INSURANCE COMPANY
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                             (DOLLARS IN THOUSANDS)



                                                                 NET
                                                              UNREALIZED
                                                  ADDITIONAL  INVESTMENT               TOTAL
                                          COMMON   PAID-IN      GAINS     RETAINED  STOCKHOLDERS'
                                          STOCK    CAPITAL     (LOSSES)   EARNINGS     EQUITY
                                          ------  ----------  ----------  --------  ------------
Balance at January 1, 1994                $1,194  $  27,030   $   5,737   $278,316  $   312,277
    Contribution of minority interest of
      subsidiaries from parent               --      24,702          --         --       24,702
    Cumulative effect on prior years (to
      December 31, 1993) of change in
      method of accounting for fixed
      maturity securities                    --          --      38,913         --       38,913
    Net income for 1994                      --          --          --     34,998       34,998
    Change in net unrealized investment
      gains/losses                           --          --     (55,418 )       --      (55,418 )
                                          ------  ----------  ----------  --------  ------------
Balance at December 31, 1994              1,194      51,732     (10,768 )  313,314      355,472
    Issuance of 26,119.72 shares
      pursuant to stock dividend          1,306      (1,306 )        --         --           --
    Net income for 1995                      --          --          --     50,660       50,660
    Change in net unrealized investment
      gains/losses                           --          --      45,375         --       45,375
    Dividend of Utah Farm Bureau
      Insurance Company to parent            --          --        (461 )  (10,650)     (11,111 )
                                          ------  ----------  ----------  --------  ------------
Balance at December 31, 1995              2,500      50,426      34,146    353,324      440,396
    Net income for 1996                      --          --          --     73,664       73,664
    Change in net unrealized investment
      gains/losses                           --          --      (7,819 )       --       (7,819 )
    Adjustment resulting from capital
      transaction of equity investee         --       4,859          --         --        4,859
    Dividend of FBL Financial Services,
      Inc. to parent                         --          --          --    (15,096)     (15,096 )
    Cash dividend paid to parent             --          --          --     (5,000)      (5,000 )
                                          ------  ----------  ----------  --------  ------------
Balance at December 31, 1996              $2,500  $  55,285   $  26,327   $406,892  $   491,004
                                          ------  ----------  ----------  --------  ------------
                                          ------  ----------  ----------  --------  ------------



SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (DOLLARS IN THOUSANDS)



                                                                                                 YEAR ENDED DECEMBER 31,
                                                                                        -----------------------------------------
                                                                                            1996           1995          1994
                                                                                        -----------------------------------------
OPERATING ACTIVITIES
Continuing operations:
  Net income                                                                            $      73,664  $     50,660  $     28,519
  Adjustments to reconcile net income to net cash provided by continuing operations:
    Adjustments related to interest sensitive products:
      Interest credited to account balances                                                    77,281        77,207        69,954
      Charges for mortality and administration                                                (35,050)      (34,083)      (32,161)
      Deferral of unearned revenues                                                             1,825         1,696         2,058
      Amortization of unearned revenue reserve                                                   (530)         (956)         (880)
    Provision for depreciation and amortization                                                 5,906        10,034        13,449
    Net gains and losses related to investments held in inventory                              (3,125)      (25,801)          206
    Realized gains on investments                                                             (54,454)       (5,902)      (11,234)
    Increase in traditional, accident and health and property-casualty benefit
     accruals                                                                                  13,646        16,144        10,972
    Policy acquisition costs deferred                                                         (18,561)      (18,995)      (17,591)
    Amortization of deferred policy acquisition costs                                           7,271        10,181        10,080
    Provision for deferred income taxes                                                         6,310        15,026         7,792
    Other                                                                                      14,554        (9,352)       (3,522)
                                                                                        -----------------------------------------
Net cash provided by continuing operations                                                     88,737        85,859        77,642
Discontinued operations:
  Net income                                                                                       --            --         6,479
  Adjustments to reconcile net income to net cash used in discontinued operations                  --            --       (10,293)
                                                                                        -----------------------------------------
Net cash used in discontinued operations                                                           --            --        (3,814)
                                                                                        -----------------------------------------
Net cash provided by operating activities                                                      88,737        85,859        73,828
INVESTING ACTIVITIES
Sale, maturity or repayment of investments:
  Fixed maturities--held for investment                                                        33,212        16,529        31,540
  Fixed maturities--available for sale                                                        222,093       208,189       348,722
  Equity securities                                                                           101,937        29,766        43,612
  Held in inventory                                                                             9,779         8,045         7,106
  Mortgage loans on real estate                                                                21,977        18,646        24,036
  Investment real estate                                                                        4,829           927           885
  Policy loans                                                                                 20,092        19,701        18,263
  Other long-term investments                                                                     625         3,564        31,608
  Short-term investments--net                                                                      --        68,799            --
                                                                                        -----------------------------------------
                                                                                              414,544       374,166       505,772

                       FARM BUREAU LIFE INSURANCE COMPANY
               CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)
                             (DOLLARS IN THOUSANDS)



                                                                                                 YEAR ENDED DECEMBER 31,
                                                                                        -----------------------------------------
                                                                                            1996           1995          1994
                                                                                        -----------------------------------------
Acquisition of investments:
  Fixed maturities--held for investment                                                 $     (38,472) $   (120,885) $   (166,332)
  Fixed maturities--available for sale                                                       (374,808)     (282,657)     (262,905)
  Equity securities                                                                           (28,824)      (30,380)      (37,965)
  Held in inventory                                                                              (532)      (13,618)       (6,698)
  Mortgage loans on real estate                                                               (40,601)      (17,110)      (12,953)
  Investment real estate                                                                       (4,988)       (8,034)         (668)
  Policy loans                                                                                (20,506)      (20,275)      (19,207)
  Other long-term investments                                                                      (3)          (14)      (13,654)
  Short-term investments--net                                                                 (30,249)           --       (63,737)
                                                                                        -----------------------------------------
                                                                                             (538,983)     (492,973)     (584,119)
Proceeds from disposal, repayments of advances and other distributions from equity
  investees                                                                                    36,265        31,986        44,890
Investments in and advances to equity investees                                               (10,396)      (21,463)      (39,418)
Net purchases of property and equipment and other                                              (7,062)       (7,664)       (5,167)
Investing activities of discontinued operations                                                    --            --        29,539
                                                                                        -----------------------------------------
Net cash used in investing activities                                                        (105,632)     (115,948)      (48,503)

FINANCING ACTIVITIES
Receipts from interest sensitive products credited to policyholder account balances           173,776       158,650       170,623
Return of policyholder account balances on interest sensitive products                       (148,745)     (121,863)     (137,232)
Proceeds from short-term borrowings                                                                --             8         8,288
Repayments of short-term borrowings                                                                --        (6,396)       (9,217)
Repayments of long-term debt                                                                   (1,199)       (5,915)      (12,119)
Net cash returned to parent as dividend                                                        (5,135)         (248)           --
Financing activities of discontinued operations                                                    --            --       (44,000)
                                                                                        -----------------------------------------
Net cash provided by (used in) financing activities                                            18,697        24,236       (23,657)
                                                                                        -----------------------------------------
Increase (decrease) in cash and cash equivalents                                                1,802        (5,853)        1,668
Cash and cash equivalents at beginning of year                                                     --         5,853         4,185
                                                                                        -----------------------------------------
Cash and cash equivalents at end of year                                                $       1,802  $         --  $      5,853
                                                                                        -----------------------------------------
                                                                                        -----------------------------------------

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the year for:
  Interest                                                                              $         415  $      1,086  $      1,880
  Income taxes                                                                                 17,694        16,833        17,691



SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               DECEMBER 31, 1996



1. SIGNIFICANT ACCOUNTING POLICIES



NATURE OF BUSINESS



Farm Bureau Life Insurance Company (the Company), a wholly-owned subsidiary of FBL Financial Group, Inc., operates predominantly in the individual life and annuity area of the insurance industry. The Company markets its products to Farm Bureau members and other individuals and businesses in 15 midwestern and western states.



Prior to May 31, 1996, the Company owned 100% of the outstanding common stock of FBL Financial Services, Inc., a holding company which, through its subsidiaries, provided investment advisory, marketing and distribution, and leasing services. On May 31, 1996, the common stock of FBL Financial Services, Inc. was transferred to FBL Financial Group, Inc. in the form of a dividend. FBL Financial Services, Inc. had investments of $6.1 million, property and equipment of $26.1 million, other assets of $3.3 million, long-term debt of $11.3 million and other liabilities of $8.8 million on the date of the dividend.



Prior to December 31, 1995, the Company owned approximately 99% of the outstanding common stock of Utah Farm Bureau Insurance Company, a property-casualty insurance company providing individual and small business coverages. On December 31, 1995, the common stock of Utah Farm Bureau Insurance Company was transferred to FBL Financial Group, Inc. in the form of a dividend. Utah Farm Bureau Insurance Company had investments of $26.0 million, reinsurance recoverable of $26.7 million, other assets of $7.6 million, reserves on property-casualty policies of $30.0 million and other liabilities of $19.1 million on the date of the dividend.



CONSOLIDATION



The consolidated financial statements include the financial statements of the Company and its direct and indirect subsidiaries. All significant intercompany transactions have been eliminated.



INVESTMENTS



FIXED MATURITIES AND EQUITY SECURITIES



Fixed maturity securities, comprised of bonds and redeemable preferred stocks, that the Company has the positive intent and ability to hold to maturity are designated as "held for investment". Held for investment securities are reported at cost adjusted for amortization of premiums and discounts. Changes in the market value of these securities, except for declines that are other than temporary, are not reflected in the Company's financial statements. Fixed maturity securities which may be sold are designated as "available for sale". Available for sale securities are reported at market value and unrealized gains and losses on these securities are included directly in stockholders' equity, net of certain adjustments (see Note 4). Premiums and discounts are amortized/accrued using methods which result in a constant yield over the securities' expected lives. Amortization/accrual of premiums and discounts on mortgage and asset-backed securities incorporates a prepayment assumption to estimate the securities' expected lives.



Equity securities, comprised of common and non-redeemable preferred stocks, are reported at market value. The change in unrealized appreciation and depreciation of equity securities is included directly in stockholders' equity, net of any related deferred income taxes.



HELD IN INVENTORY



The Company has a venture capital investment company subsidiary and, prior to the dividend of FBL Financial Services, Inc., had certain subsidiaries involved as broker/dealers. In accordance with accounting practices for these specialized industries, marketable securities are valued at market value if readily marketable or at fair value, as determined by the Board of Directors of the subsidiary holding the security, if not readily marketable. The resulting difference between cost and market is included in the statements of income as net investment income. Realized gains and losses are also reported as a component of net investment income.



Held in inventory assets include securities with carrying values of $7.0 million and $18.6 million at December 31, 1996 and 1995, respectively, for which market quotations are not readily available and for which fair value is determined in good faith by the Board of Directors of FBL Ventures of South Dakota, Inc. (FBL Ventures), the venture capital investment company subsidiary holding the securities. In determining fair value for securities not readily marketable, investments are initially stated at cost until significant subsequent events require a change in valuation. Among the factors considered by the Board of Directors in determining fair value of investments are the cost of the investment, developments since the acquisition of the investment, the sale price of recently issued securities, the financial

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


condition and operating results of the issuer, the long-term business potential of the issuer, the quoted market price of securities with similar quality and yield that are publicly traded and other factors generally pertinent to the valuation of investments. The Board of Directors, in making its evaluation, has relied on financial data of investees provided by the management of the investee companies.



During 1996, the Company ceased making new venture capital investments and began selling the private equity investments held by FBL Ventures in an attempt to exit most aspects of the venture capital investment business. During 1996, 20 securities with a fair value of $9.7 million were sold including $6.0 million in securities to a subsidiary of Farm Bureau Mutual Insurance Company, an affiliate. At December 31, 1996, FBL Ventures had 13 private equity securities with a fair value of $13.8 million. It is anticipated that these securities will be sold to unaffiliated third parties or transferred to the Company during 1997.



The Company records transfers to or from FBL Ventures at fair value at the date of transfer, re-establishing a new cost basis for the security. Prior to 1996, transfers typically occurred when a previously private issue went public, or when a private equity security was purchased or otherwise received by another member of the consolidated group. During the year ended December 31, 1995, two securities with a total fair value of $27.6 million were transferred out of FBL Ventures. During the year ended December 31, 1994, two securities with a fair value of $1.4 million were transferred to FBL Ventures. A gain (recognized in net investment income) of $24.6 million was recognized on the 1995 transfers, although neither transfer had an impact on net income (as unrealized appreciation had been reported prior to the transfer), and no gains or losses were recognized on the 1994 transfers.



MORTGAGE LOANS ON REAL ESTATE



Mortgage loans on real estate are reported at cost adjusted for amortization of premiums and accrual of discounts. If the value of any mortgage loan is determined to be impaired (i.e., when it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to its fair value, which may be based upon the present value of expected future cash flows from the loan (discounted at the loan's effective interest rate), or the fair value of the underlying collateral. The carrying value of impaired loans is reduced by the establishment of a valuation allowance, changes to which are recognized as realized gains or losses on investments.



INVESTMENT REAL ESTATE



Investment real estate is reported at cost less allowances for depreciation. Real estate acquired through foreclosure is recorded at the lower of cost (which includes the balance of the mortgage loan, any accrued interest and any costs incurred to obtain title to the property) or fair value as determined at or before the foreclosure date. The carrying value of these assets is subject to regular review. If the fair value, less estimated sales costs, of real estate owned decreases to an amount lower than its carrying value, a valuation allowance is established for the difference. This valuation allowance can be reduced or eliminated should the fair value of the property increase. Changes in this valuation allowance are recognized as realized gains or losses on investments. At December 31, 1996 and 1995, the Company had no such valuation allowances.



OTHER INVESTMENTS



Policy loans are reported at unpaid principal. Other long-term investments and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Investments accounted for by the equity method include investments in, and advances to, various joint ventures and partnerships and are reported as securities and indebtedness of related parties. Changes in the value of the Company's investment in equity investees attributable to capital transactions of the investee, such as a public offering of stock, are recorded directly to stockholders' equity.



REALIZED GAINS AND LOSSES ON INVESTMENTS



The carrying values of all the Company's investments are reviewed on an ongoing basis for credit deterioration, and if this review indicates a decline in market value that is other than temporary, the Company's carrying value in the investment is reduced to its estimated realizable value (the sum of the estimated nondiscounted cash flows for securities or fair value for mortgage loans on real estate) and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments. Realized gains and losses on sales are determined on the basis

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


of specific identification of investments. If the Company expects that an issuer of a security will modify its payment pattern from contractual terms but no writedown is required, future investment income is recognized at the rate implicit in the calculation of net realizable value under the expected payment pattern.



MARKET VALUES



Market values of publicly traded fixed maturity securities are as reported by an independent pricing service. Market values of conventional mortgage-backed securities not actively traded in a liquid market are estimated using a matrix calculation assuming a spread over U. S. Treasury bonds based upon the expected average lives of the securities. Market values of private placement bonds are estimated using a matrix that assumes a spread (based on interest rates and a risk assessment of the bonds) over U. S. Treasury bonds. Market values of redeemable preferred stock and equity securities are based on the latest quoted market prices, or for those not readily marketable, at values which are representative of the market values of issues of comparable yield and quality.



CASH AND CASH EQUIVALENTS



For purposes of the consolidated statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.



DEFERRED POLICY ACQUISITION COSTS AND VALUE OF INSURANCE IN FORCE ACQUIRED



To the extent recoverable from future policy revenues and gross profits, certain costs of acquiring new insurance business, principally commissions and other expenses related to the production of new business, have been deferred. The value of insurance in force acquired represents the cost assigned to insurance contracts when an insurance company is acquired. The initial value is determined by an actuarial study using expected future gross profits as a measurement of the net present value of the insurance acquired. Interest accrues on the unamortized balance at a rate of 6.79%.



For participating traditional life insurance and universal life insurance and investment products, these costs are being amortized generally in proportion to expected gross profits (after dividends to policyholders, if applicable) from surrender charges and investment, mortality, and expense margins. That amortization is adjusted retrospectively when estimates of current or future gross profits/margins (including the impact of investment gains and losses) to be realized from a group of products are revised. The deferred policy acquisition costs for property-casualty insurance are amortized over the effective period of the related insurance policies; deferred policy acquisition costs for these policies are charged to expense when such costs are deemed not to be recoverable from the related unearned premiums and any related investment income.



PROPERTY AND EQUIPMENT



Property and equipment, comprised primarily of home office properties, furniture and equipment, are reported at cost less allowances for depreciation. Depreciation expense is computed primarily using the straight-line method over the estimated useful lives of the assets. Depreciation expense for the years ended December 31, 1996, 1995 and 1994 was $5.1 million, $9.3 million and $9.0 million, respectively.



GOODWILL



Goodwill represents the excess of the fair value of assets exchanged over the net assets acquired. Goodwill is generally being amortized on a straight-line basis over a period of 20 years. The carrying value of goodwill is regularly reviewed for indicators of impairment in value, which in the view of management are other than temporary. If facts and circumstances suggest that goodwill is impaired, the Company assesses the fair value of the underlying business and reduces goodwill to an amount that results in the book value of the underlying business approximating fair value. The Company has not recorded any such writedowns during the years ended December 31, 1996, 1995 or 1994.



FUTURE POLICY BENEFITS



The liability for future policy benefits for participating traditional life insurance is based on net level premium reserves, including assumptions as to interest, mortality, and other assumptions underlying the guaranteed policy cash values. Reserve interest assumptions are level and range from 2.5% to 6.0%. The average rate of assumed investment yields used in estimating gross margins was 8.34% in 1996, 8.14% in 1995 and 8.10% in 1994. Accrued dividends for participating business are established for anticipated amounts earned to date for the period through the policy's next

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


anniversary and are provided for as a separate liability. The declaration of future dividends for participating business is at the discretion of the Board of Directors. Participating business accounted for 45% of receipts from policyholders during the year ended December 31, 1996 and represented 20% of life insurance inforce at December 31, 1996.



The liabilities for future policy benefits for accident and health insurance are computed using a net level or two-year preliminary term method, including assumptions as to morbidity, mortality and interest and to include provisions for possible unfavorable deviations. Policy benefit claims are charged to expense in the period that the claims are incurred.



Future policy benefit reserves for universal life insurance and investment products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances. Interest crediting rates for universal life and investment products ranged from 5.75% to 7.50% in 1996, 5.50% to 7.50% in 1995, and 5.50% to 7.25% in 1994.



The unearned revenue reserve reflects the unamortized balance of the excess of first year administration charges over renewal period administration charges (policy initiation fees) on universal life products. These excess charges have been deferred and are being recognized in income over the period benefited using the same assumptions and factors used to amortize deferred policy acquisition costs.



RESERVES AND UNEARNED PREMIUMS ON PROPERTY-CASUALTY POLICIES



Unpaid property-casualty losses and loss adjustment expenses represent the estimated liability for reported claims plus those incurred but not yet reported and the related estimated adjustment expenses. The reserve for unpaid claims and related adjustment expenses was determined using case-basis evaluations and statistical analyses and represented estimates of the ultimate cost of all unpaid losses incurred through December 31 of each year. Salvage and subrogation recoverables were offset against reserves on property-casualty policies and were also estimated using statistical analysis.



Property-casualty insurance unearned premiums were calculated on a pro rata basis.



DEFERRED INCOME TAXES



Deferred tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the enacted marginal tax rate. Deferred income tax expenses or credits are based on the changes in the asset or liability from period to period.



SEPARATE ACCOUNTS



The separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are separately administered, principally for the benefit of certain policyholders who bear the underlying investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying consolidated statements of income.



RECOGNITION OF PREMIUM REVENUES AND COSTS



Revenues for universal life and annuity products consist of policy charges for the cost of insurance, administration charges, amortization of policy initiation fees and surrender charges assessed against policyholder account balances during the period. Expenses related to these products include interest credited to policyholder account balances and benefit claims incurred in excess of policyholder account balances.



Traditional life insurance premiums are recognized as revenues over the premium-paying period. Future policy benefits and policy acquisition costs are recognized as expenses over the life of the policy by means of the provision for future policy benefits and amortization of deferred policy acquisition costs.



Property-casualty insurance premiums were recognized using a daily or monthly pro rata method over the terms of the policies.



All insurance-related revenues, benefits, losses and expenses are reported net of reinsurance ceded.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


REINSURANCE



The Company uses reinsurance to manage certain risks associated with its insurance operations. These reinsurance arrangements provide for greater diversification of business, allow management to control exposure to potential risks arising from large losses and provide additional capacity for growth.



The Company's life insurance operations cede reinsurance to various reinsurers. The cost of reinsurance is generally amortized over the contract periods of the reinsurance agreements.



The Company's property-casualty operations assumed and ceded reinsurance, principally as a participant in a reinsurance pooling agreement with two affiliates. The Company's contracts were prospective and the cost of insurance was amortized over the contract periods in proportion to the amount of insurance protection provided.



OTHER INCOME AND OTHER EXPENSES



Other income and other expenses include revenue and expenses generated by the Company's various non-insurance subsidiaries for services related to investment advisory, marketing and distribution, and leasing. A portion of these activities are performed on behalf of affiliates of the Company. In addition, certain revenue generated by the insurance companies have been classified as other income. During the years ended December 31, 1996, 1995 and 1994, revenues included as other income aggregated $2.7 million, $8.4 million and $8.5 million, respectively.



RECLASSIFICATION



Certain amounts in the 1995 and 1994 consolidated financial statements have been reclassified to conform to the 1996 financial statement presentation.



USE OF ESTIMATES



The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. For example, significant estimates and assumptions are utilized in the calculation of deferred policy acquisition costs, policyholder liabilities and accruals and valuation allowances on investments. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the consolidated financial statements.



2. FAIR VALUES OF FINANCIAL INSTRUMENTS


Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosures About Fair Value of Financial Instruments", requires disclosure of fair value information about financial instruments, whether or not recognized in the consolidated balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. SFAS No. 107 also excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented herein are limited by each of these factors and do not purport to represent the underlying value of the Company.



The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments.



FIXED MATURITY SECURITIES: Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit, and maturity of the investments.



EQUITY SECURITIES: The fair values for equity securities are based on quoted market prices, where available. For equity securities that are not actively traded, estimated fair values are based on values of issues of comparable yield and quality.

                       Farm Bureau Life Insurance Company
             Notes to Consolidated Financial Statements (continued)



2.  FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)



HELD IN INVENTORY: The fair values for investments held in inventory are based on quoted market prices, where available. For holdings that are not actively traded, fair values are determined in good faith by the Board of Directors of the subsidiary holding the security.



MORTGAGE LOANS ON REAL ESTATE  AND POLICY LOANS:   Fair values are estimated  by
discounting expected cash flows using interest rates currently being offered for similar loans.



CASH  AND  SHORT-TERM  INVESTMENTS:    The  carrying  amounts  reported  in  the
consolidated balance sheet for these instruments approximate their fair values.



ASSETS AND  LIABILITIES  OF SEPARATE  ACCOUNTS:   Separate  account  assets  and
liabilities are reported at estimated fair value in the Company's consolidated balance sheet.



FUTURE POLICY BENEFITS AND OTHER POLICYHOLDERS' FUNDS: Fair values of the Company's liabilities under contracts not involving significant mortality or morbidity risks (principally deferred annuities and supplementary contracts) are stated at cash surrender value, the cost the Company would incur to extinguish the liability. The Company is not required to estimate the fair value of its liabilities under other contracts.



LONG-TERM DEBT:    The  fair  values for  long-term  debt  are  estimated  using discounted cash flow analysis based on the Company's current incremental borrowing rate for similar types of borrowing arrangements.



DEPOSIT ADMINISTRATION FUNDS: The Company administers the funded portion of certain employee benefit plans of its affiliates through deposit administration funds. The fair value of the deposit administration funds attributed to the Agent's Career Incentive Plan are stated at amounts which are estimated to be currently vested, based on service and production criteria. Other funds are stated at carrying value.



The following sets forth a comparison of the fair values and carrying values of the Company's financial instruments subject to the provisions of SFAS No. 107:



                                                                                           DECEMBER 31
                                                                   ------------------------------------------------------------

                                                                                1996                           1995
                                                                   ------------------------------  ----------------------------
                                                                      CARRYING          FAIR         CARRYING
                                                                       VALUE           VALUE           VALUE       FAIR VALUE
                                                                   ------------------------------------------------------------
                                                                                      (DOLLARS IN THOUSANDS)
ASSETS
Fixed maturities:
  Held for investment                                              $      562,283  $      574,338  $     556,099  $     580,379
  Available for sale                                                    1,128,587       1,128,587      1,001,302      1,001,302
Equity securities                                                          79,786          79,786         78,173         78,173
Held in inventory                                                          13,781          13,781         21,913         21,913
Mortgage loans on real estate                                             235,331         245,125        215,690        227,208
Policy loans                                                               88,940          88,940         88,526         88,526
Cash and short-term investments                                            63,827          63,827         35,358         35,358
Assets held in separate accounts                                           79,043          79,043         44,789         44,789

LIABILITIES
Future policy benefits                                             $      702,739  $      691,261  $     650,025  $     644,311
Other policyholders' funds                                                186,535         186,535        176,811        176,811
Long-term debt                                                                 81              90         12,604         12,490
Deposit administration funds                                               41,630          39,011         33,834         31,294
Liabilities related to separate accounts                                   79,043          79,043         44,789         44,789



3. REORGANIZATION AND DISCONTINUED OPERATIONS


In January 1994, the Boards of Directors of the Company and Western Farm Bureau Life Insurance Company (Western Life) approved an agreement, pursuant to which, effective January 1, 1994, the acquisition of Western Life was consummated through Farm Bureau Multi-State Services, Inc., a holding company which was incorporated in the State of Iowa on October 13, 1993. In March 1996, Farm Bureau Multi-State Services, Inc. was renamed FBL Financial Group, Inc. Under the agreement, 100% of the common stock of the Company and Western Life were exchanged for

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



3.  REORGANIZATION AND DISCONTINUED OPERATIONS (CONTINUED)


stock in the holding company. In addition, in 1994, the minority interests of FBL Insurance Company and Rural Security Life Insurance Company (Rural Security
Life) were exchanged for equivalent value in the holding company. Subsequently, FBL Financial Group, Inc. contributed the minority interests of FBL Insurance Company and Rural Security Life and, in 1995, these subsidiaries were liquidated.



The issuance of holding company stock in exchange for the minority interests of FBL Insurance Company and Rural Security Life has been accounted for as a purchase and the purchase price of $24.7 million, based upon the appraised value of the Company's stock at the time of purchase, was allocated to the assets and liabilities acquired. These allocations resulted in goodwill of approximately $4.4 million, which is being amortized over 20 years. Goodwill associated with Rural Security Life remains attributable to the still existing operations in Wisconsin which include a license to do business in Wisconsin, an active agency force, customer lists, a marketing relationship with the Wisconsin Farm Bureau Federation and an exclusive use of the Farm Bureau trademark in Wisconsin in connection with the sale of life insurance and annuity products.



On December 23, 1994, the Company sold substantially all operating assets and certain liabilities of its cable television subsidiary, Vantage Cable Associates, L.P., to Galaxy Telecom, L.P. for $38.4 million, of which $32.0 million was paid in cash and $6.4 million was represented by a Class D limited partnership interest in Galaxy Telecom, L.P. The Company recognized a gain on the sale of approximately $15.4 million, after expenses, closing adjustments and post-closing adjustments of approximately $1.4 million.



Revenues of the discontinued operations aggregated $10.2 million for the period from January 1, 1994 through December 22, 1994. Interest expense, $2.9 million for the period from January 1, 1994 through December 22, 1994, has been allocated to discontinued operations based on debt that can be identified as specifically attributed to those operations.



4. INVESTMENT OPERATIONS



FIXED MATURITIES, EQUITY SECURITIES AND INVESTMENTS HELD IN INVENTORY



The following tables contain amortized cost and market value information on fixed maturities and equity securities at December 31, 1996 and 1995:



                                                                      HELD FOR INVESTMENT
                                                    --------------------------------------------------------
                                                                       GROSS        GROSS
                                                                    UNREALIZED   UNREALIZED     ESTIMATED
                                                    AMORTIZED COST     GAINS       LOSSES      MARKET VALUE
                                                    --------------------------------------------------------
                                                                     (DOLLARS IN THOUSANDS)
DECEMBER 31, 1996
Bonds:
  United States Government and agencies --
    mortgage-backed securities                      $      168,409   $   5,976   $      (550) $      173,835
  Industrial and miscellaneous:
    Mortgage and asset-backed securities                   388,865      10,601        (4,612)        394,854
    Other                                                    5,009         649            (9)          5,649
                                                    --------------------------------------------------------
Total fixed maturities                              $      562,283   $  17,226   $    (5,171) $      574,338
                                                    --------------------------------------------------------
                                                    --------------------------------------------------------

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



4.  INVESTMENT OPERATIONS (CONTINUED)


                                                                       AVAILABLE FOR SALE
                                                    --------------------------------------------------------
                                                                       GROSS        GROSS
                                                                    UNREALIZED   UNREALIZED     ESTIMATED
                                                    AMORTIZED COST     GAINS       LOSSES      MARKET VALUE
                                                    --------------------------------------------------------
                                                                     (DOLLARS IN THOUSANDS)
DECEMBER 31, 1996
Bonds:
  United States Government and agencies:
    Mortgage-backed securities                      $       62,999   $   3,362   $      (496) $       65,865
    Other                                                   44,440         237          (281)         44,396
  State, municipal and other governments                    11,530         383           (53)         11,860
  Public utilities                                         119,619       4,995          (836)        123,778
  Industrial and miscellaneous:
    Mortgage and asset-backed securities                   215,309       4,029        (2,297)        217,041
    Other                                                  611,021      32,078        (9,989)        633,110
Redeemable preferred stock                                  31,261       1,369           (93)         32,537
                                                    --------------------------------------------------------
Total fixed maturities                              $    1,096,179   $  46,453   $   (14,045) $    1,128,587
                                                    --------------------------------------------------------
                                                    --------------------------------------------------------
Equity securities                                   $       69,915   $  28,671   $   (18,800) $       79,786
                                                    --------------------------------------------------------
                                                    --------------------------------------------------------


                                                                        HELD FOR INVESTMENT
                                                        ----------------------------------------------------
                                                                        GROSS        GROSS
                                                         AMORTIZED   UNREALIZED   UNREALIZED     ESTIMATED
                                                           COST         GAINS       LOSSES     MARKET VALUE
                                                        ----------------------------------------------------
                                                                       (DOLLARS IN THOUSANDS)
DECEMBER 31, 1995
Bonds:
  United States Government and agencies--
    mortgage-backed securities                          $   178,293   $   9,518    $    (535)   $   187,276
  Industrial and miscellaneous:
    Mortgage and asset-backed securities                    372,806      16,693       (1,680)       387,819
    Other                                                     5,000         284           --          5,284
                                                        ----------------------------------------------------
Total fixed maturities                                  $   556,099   $  26,495    $  (2,215)   $   580,379
                                                        ----------------------------------------------------
                                                        ----------------------------------------------------


                                                                         AVAILABLE FOR SALE
                                                        ----------------------------------------------------
                                                                        GROSS        GROSS
                                                         AMORTIZED   UNREALIZED   UNREALIZED     ESTIMATED
                                                           COST         GAINS       LOSSES     MARKET VALUE
                                                        ----------------------------------------------------
                                                                       (DOLLARS IN THOUSANDS)
DECEMBER 31, 1995
Bonds:
  United States Government and agencies:
    Mortgage-backed securities                          $    76,718   $   4,419    $    (520)   $    80,617
    Other                                                    71,289         935         (509)        71,715
  State, municipal and other governments                     10,514          61         (330)        10,245
  Public utilities                                          105,397       7,088         (866)       111,619
  Industrial and miscellaneous:
    Mortgage and asset-backed securities                     58,231       3,633         (380)        61,484
    Other                                                   584,421      54,328       (9,553)       629,196
Redeemable preferred stock                                   36,649         873       (1,096)        36,426
                                                        ----------------------------------------------------
Total fixed maturities                                  $   943,219   $  71,337    $ (13,254)   $ 1,001,302
                                                        ----------------------------------------------------
                                                        ----------------------------------------------------
Equity securities                                       $    72,731   $   6,042    $    (600)   $    78,173
                                                        ----------------------------------------------------
                                                        ----------------------------------------------------

                       Farm Bureau Life Insurance Company
             Notes to Consolidated Financial Statements (continued)



4. INVESTMENT OPERATIONS (CONTINUED)



Short-term investments have been excluded from the above schedules as amortized cost approximates market value for these securities.



The carrying value and estimated market value of the Company's portfolio of fixed maturity securities at December 31, 1996, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.



                                                      HELD FOR INVESTMENT            AVAILABLE FOR SALE
                                                   --------------------------  ------------------------------
                                                                  ESTIMATED                      ESTIMATED
                                                    AMORTIZED       MARKET       AMORTIZED         MARKET
                                                       COST         VALUE           COST           VALUE
                                                   ----------------------------------------------------------
                                                                     (DOLLARS IN THOUSANDS)
Due in one year or less                            $         --  $         --  $       33,970  $       33,901
Due after one year through five years                        --            --         134,031         139,295
Due after five years through ten years                       --            --         203,794         212,596
Due after ten years                                       5,009         5,649         414,815         427,352
                                                   ----------------------------------------------------------
                                                          5,009         5,649         786,610         813,144
Mortgage and asset-backed securities                    557,274       568,689         278,308         282,906
Redeemable preferred stocks                                  --            --          31,261          32,537
                                                   ----------------------------------------------------------
                                                   $    562,283  $    574,338  $    1,096,179  $    1,128,587
                                                   ----------------------------------------------------------
                                                   ----------------------------------------------------------



The  unrealized  appreciation  or  depreciation  on  fixed  maturity  and equity securities available for sale is reported as a separate component of stockholders' equity, reduced by adjustments to deferred policy acquisition costs, value of insurance in force acquired and unearned revenue reserve that would have been required as a charge or credit to income had such amounts been realized, and a provision for deferred income taxes. Net unrealized investment gains as reported were comprised of the following:



                                                                                          DECEMBER 31,
                                                                                     -----------------------
                                                                                        1996         1995
                                                                                     -----------------------
                                                                                     (DOLLARS IN THOUSANDS)
Unrealized appreciation on fixed maturity and equity securities available for sale   $    42,279  $   63,525
Adjustments for assumed changes in amortization pattern of:
  Deferred policy acquisition costs                                                       (2,159)    (12,181)
  Unearned revenue reserve                                                                   383       1,189
Provision for deferred income taxes                                                      (14,176)    (18,387)
                                                                                     -----------------------
Net unrealized investment gains                                                      $    26,327  $   34,146
                                                                                     -----------------------
                                                                                     -----------------------



Amortized cost of securities held in inventory was $8.7 million and $21.6 million at December 31, 1996 and 1995, respectively. Net unrealized appreciation on securities held in inventory as of December 31, 1996 and 1995, included gross unrealized gains of $5.4 million and $1.6 million and gross unrealized losses of $0.3 million and $1.3 million, respectively.



MORTGAGE LOANS ON REAL ESTATE



The Company's mortgage loan portfolio consists principally of commercial mortgage loans. The Company's lending policies establish limits on the amount that can be loaned to one borrower and require diversification by geographic location and collateral type. Regions in which at least 20% of the Company's mortgage loan portfolio is invested during the years presented include: Pacific (28% in 1996 and 25% in 1995), which includes California, Oregon and Washington; and Mountain (20% in 1996 and 23% in 1995), which includes Arizona, Colorado, Idaho, New Mexico, Utah and Wyoming. Mortgage loans on real estate have also been analyzed during the years presented by collateral types with office buildings (46% in 1996 and 37% in 1995) and retail facilities (34% in 1996 and 36% in 1995), representing the largest holdings.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



4.  INVESTMENT OPERATIONS (CONTINUED)


The Company has also provided an allowance for possible losses against its mortgage loan portfolio. An analysis of this allowance for loan losses is as follows:



                                                                                                 YEAR ENDED DECEMBER 31,
                                                                                             --------------------------------
                                                                                                1996       1995       1994
                                                                                             --------------------------------
                                                                                                  (DOLLARS IN THOUSANDS)
Balance at beginning of year                                                                 $      600  $     600  $     600
Realized losses                                                                                   2,527         --         --
Uncollectible amounts written off, net of recoveries                                             (2,527)        --         --
                                                                                             --------------------------------
Balance at end of year                                                                       $      600  $     600  $     600
                                                                                             --------------------------------
                                                                                             --------------------------------



The Company's investment in impaired loans (those loans in which the Company does not believe it will collect all amounts due according to the contractual terms of the respective loan agreements) totaled $3.1 million at December 31, 1996 and $3.3 million at December 31, 1995. No valuation allowance was established for the impaired loans as of December 31, 1996 and 1995.



Securities and indebtedness of related parties include mortgage loans and similar advances to joint ventures and limited partnerships in which the Company maintains an equity interest. Such indebtedness aggregated $11.7 million and $34.0 million at December 31, 1996 and 1995, respectively. These loans and advances were made at similar interest rates and under similar terms as other mortgage loans.



NET INVESTMENT INCOME



Components of net investment income are as follows:



                                                                                        YEAR ENDED DECEMBER 31,
                                                                                 --------------------------------------
                                                                                     1996         1995         1994
                                                                                 --------------------------------------
                                                                                         (DOLLARS IN THOUSANDS)
Fixed maturities:
  Held for investment                                                            $     45,744  $    42,016  $    31,235
  Available for sale                                                                   85,722       83,490       79,280
Equity securities                                                                       1,345        1,098        1,527
Held in inventory                                                                       3,162       25,868         (130)
Mortgage loans on real estate                                                          20,297       19,544       20,417
Investment real estate                                                                  4,495        4,191        4,239
Policy loans                                                                            5,653        5,567        5,433
Other long-term investments                                                               536          381        2,696
Short-term investments                                                                  3,166        2,671        2,496
Other                                                                                   3,485        5,581        3,905
                                                                                 --------------------------------------
                                                                                      173,605      190,407      151,098
Less investment expenses                                                               (7,183)      (6,059)      (5,950)
                                                                                 --------------------------------------
Net investment income                                                            $    166,422  $   184,348  $   145,148
                                                                                 --------------------------------------
                                                                                 --------------------------------------



Investment income from investments held in inventory is comprised of:



                                                                                          YEAR ENDED DECEMBER 31,
                                                                                      --------------------------------
                                                                                         1996       1995       1994
                                                                                      --------------------------------
                                                                                           (DOLLARS IN THOUSANDS)
Dividends, interest and other income                                                  $       77  $     138  $     205
Net realized gain (loss) from investment transactions                                     (1,811)    25,810      4,026
Change in unrealized appreciation/depreciation of investments                              4,896        (80)    (4,361)
                                                                                      --------------------------------
                                                                                      $    3,162  $  25,868  $    (130)
                                                                                      --------------------------------
                                                                                      --------------------------------

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



4.  INVESTMENT OPERATIONS (CONTINUED)


REALIZED AND UNREALIZED GAINS AND LOSSES



Effective January 1, 1994, the Company adopted SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The cumulative effect of this change in accounting method was to increase stockholders' equity by $38.9 million, net of offsets aggregating $40.0 million.



Realized gains (losses) and the change in unrealized appreciation/depreciation on investments, excluding amounts attributed to investments held in inventory discussed above, are summarized below:



                                                                                        YEAR ENDED DECEMBER 31,
                                                                                 --------------------------------------
                                                                                    1996         1995          1994
                                                                                 --------------------------------------
                                                                                         (DOLLARS IN THOUSANDS)
REALIZED
Fixed maturities--available for sale                                             $     2,199  $     5,526  $      2,554
Equity securities                                                                     56,522         (763)        9,535
Mortgage loans on real estate                                                         (2,527)          --            --
Investment real estate                                                                   619          123          (316)
Other long-term investments                                                             (154)        (158)       (1,773)
Securities and indebtedness of related parties                                        (1,438)       1,182         2,864
Notes receivable and other                                                              (767)          (8)       (1,630)
                                                                                 --------------------------------------
Realized gains on investments                                                    $    54,454  $     5,902  $     11,234
                                                                                 --------------------------------------
                                                                                 --------------------------------------
UNREALIZED
Fixed maturities:
  Held for investment                                                            $   (12,225) $    50,905  $    (51,071)
  Available for sale                                                                 (25,675)      75,590       (96,413)
Equity securities                                                                      4,429        9,209       (12,578)
                                                                                 --------------------------------------
Change in unrealized appreciation/depreciation of investments                    $   (33,471) $   135,704  $   (160,062)
                                                                                 --------------------------------------
                                                                                 --------------------------------------



An analysis of sales, maturities and principal repayments of the Company's fixed maturities portfolio for the years ended December 31, 1996, 1995, and 1994 is as follows:



                                                                                      GROSS      GROSS
                                                                       AMORTIZED    REALIZED    REALIZED
                                                                          COST        GAINS      LOSSES      PROCEEDS
                                                                      -------------------------------------------------
                                                                                   (DOLLARS IN THOUSANDS)
YEAR ENDED DECEMBER 31, 1996
  Scheduled principal repayments and calls:
    Available for sale                                                $    148,299  $      --  $       --  $    148,299
    Held for investment                                                     33,212         --          --        33,212
  Sales--available for sale                                                 71,095      5,197      (2,498)       73,794
                                                                      -------------------------------------------------
      Total                                                           $    252,606  $   5,197  $   (2,498) $    255,305
                                                                      -------------------------------------------------
                                                                      -------------------------------------------------

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



4.  INVESTMENT OPERATIONS (CONTINUED)



                                                                                      GROSS      GROSS
                                                                       AMORTIZED    REALIZED    REALIZED
                                                                          COST        GAINS      LOSSES      PROCEEDS
                                                                      -------------------------------------------------
                                                                                   (DOLLARS IN THOUSANDS)
YEAR ENDED DECEMBER 31, 1995
  Scheduled principal repayments and calls:
    Available for sale                                                $     74,710  $      --  $       --  $     74,710
    Held for investment                                                     16,529         --          --        16,529
  Sales--available for sale                                                127,738      7,186      (1,445)      133,479
                                                                      -------------------------------------------------
      Total                                                           $    218,977  $   7,186  $   (1,445) $    224,718
                                                                      -------------------------------------------------
                                                                      -------------------------------------------------
YEAR ENDED DECEMBER 31, 1994
  Scheduled principal repayments and calls:
    Available for sale                                                $    130,917  $       1  $      (51) $    130,867
    Held for investment                                                     31,540         --          --        31,540
  Sales--available for sale                                                215,251      9,247      (6,643)      217,855
                                                                      -------------------------------------------------
      Total                                                           $    377,708  $   9,248  $   (6,694) $    380,262
                                                                      -------------------------------------------------
                                                                      -------------------------------------------------



Realized losses totaling $0.5 million and $0.2 million were incurred during the years ended December 31, 1996 and 1995, respectively, as a result of writedowns for other than temporary impairment of fixed maturity securities. No such writedowns were incurred during 1994.



Income taxes during the years ended December 31, 1996, 1995 and 1994 include a provision of $19.1 million, $2.1 million and $3.9 million, respectively, for the tax effect of realized gains.



OTHER



In February 1996, an equity investee of the Company completed an initial public offering which resulted in an increase of $4.9 million, net of $2.6 million in taxes, in the Company's share of the investee's stockholders' equity. This increase was credited directly to additional paid-in capital. As a result of the public offering, the Company's voting stock interest in the investee declined to an amount less than 20%. Accordingly, the Company discontinued the use of the equity method of accounting for this investment and has classified the investment as equity securities (carrying value $18.0 million at December 31, 1996) in the consolidated balance sheet. At December 31, 1995, the investment had a carrying value of $4.9 million and was classified as securities and indebtedness of related parties in the consolidated balance sheet. During 1996, the Company sold approximately 77% of its holdings in this investment and realized a gain of $50.4 million.



At December 31, 1996, affidavits of deposits covering bonds with a carrying value of $1,574.4 million, preferred stocks with a carrying value of $20.0 million, mortgage loans (including those made to related parties) with an unpaid balance of $262.0 million, real estate with a book value of $25.3 million and policy loans with an unpaid balance of $88.9 million were on deposit with state agencies to meet regulatory requirements.



At December 31, 1996, the Company had committed to provide additional funding for mortgage loans on real estate aggregating $5.3 million. These commitments arose in the normal course of business at terms which are comparable to similar investments.



The carrying value of investments which have been non-income producing for the twelve months preceding December 31, 1996, include: fixed maturities--$3.0 million; mortgage loans on real estate--$3.1 million; and other long-term investments--$1.6 million.



No investment in any person or its affiliates (other than bonds issued by agencies of the United States Government) exceeded 10% of stockholders' equity at December 31, 1996.

                       Farm Bureau Life Insurance Company
             Notes to Consolidated Financial Statements (continued)



5. REINSURANCE AND POLICY PROVISIONS



LIFE INSURANCE OPERATIONS



In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers. Reinsurance coverages for life insurance vary according to the age and risk classification of the insured with retention limits ranging up to $0.5 million of coverage per individual life. The Company does not use financial or surplus relief reinsurance. At December 31, 1996, life insurance in force ceded on a consolidated basis totaled $594.9 million or approximately 4.9% of total life insurance in force.



Reinsurance contracts do not relieve the Company of its obligations to its policyholders. To the extent that reinsuring companies are later unable to meet obligations under reinsurance agreements, the Company would be liable for these obligations, and payment of these obligations could result in losses to the Company. To limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk.



No allowance for uncollectible amounts has been established against the Company's asset for reinsurance recoverable since none of the receivables are deemed to be uncollectible. Insurance premiums and product charges have been reduced by $3.4 million, $3.3 million and $5.0 million and insurance benefits have been reduced by $4.0 million, $1.7 million and $3.6 million during the years ended December 31, 1996, 1995 and 1994, respectively, as a result of cession agreements. The amount of reinsurance assumed is not significant.



Unpaid claims on accident and health policies include amounts for losses and related adjustment expense and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors. The activity in the liability for unpaid claims and related adjustment expense, net of reinsurance, is summarized as follows:



                                                        YEAR ENDED DECEMBER 31,
                                                    --------------------------------
                                                       1996       1995       1994
                                                    --------------------------------
                                                         (DOLLARS IN THOUSANDS)
Unpaid claims liability, net of related
  reinsurance, at beginning of year                 $   13,899  $  10,494  $  16,116
Add:
  Provision for claims occurring in the current
   year                                                  4,737      5,011      3,723
  Increase (decrease) in estimated expense for
   claims occurring in the prior years                    (371)     2,357        804
                                                    --------------------------------
Incurred claim expense during the current year           4,366      7,368      4,527
Deduct expense payments for claims occurring
  during:
  Current year                                           1,681      2,109      2,585
  Prior years                                            2,772      1,854      7,564
                                                    --------------------------------
                                                         4,453      3,963     10,149
                                                    --------------------------------
Unpaid claims liability, net of related
  reinsurance, at end of year                           13,812     13,899     10,494
Active life reserve                                     15,376     14,614     15,248
                                                    --------------------------------
Net accident and health reserves                        29,188     28,513     25,742
Reinsurance ceded                                        1,483        934      2,706
                                                    --------------------------------
Gross accident and health reserves                  $   30,671  $  29,447  $  28,448
                                                    --------------------------------
                                                    --------------------------------



Reserves for unpaid claims are developed using industry mortality and morbidity data. One year development on prior year reserves represents Company experience being more or less favorable than that of the industry. Over time, the Company expects its experience with respect to disability income business to be comparable to that of the industry. A certain level of volatility in development is inherent in these reserves since the underlying block of business is relatively small.



PROPERTY-CASUALTY OPERATIONS



Utah Insurance is a participant with Farm Bureau Mutual Insurance Company and South Dakota Farm Bureau Mutual Insurance Company, another affiliate, in a reinsurance pooling agreement (the Farm Bureau Mutual pool). Under the terms of the agreement, Utah Insurance and South Dakota Farm Bureau Mutual Insurance Company cede to Farm

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



5.  REINSURANCE AND POLICY PROVISIONS (CONTINUED)


Bureau Mutual Insurance Company all of their insurance business and assume back from Farm Bureau Mutual Insurance Company an amount equal to their participation in the pooling agreement. Also, losses, loss adjustment expenses, and other underwriting and administrative expenses are prorated among the companies on the basis of their participation in the pooling agreement. For the years ended December 31, 1995 and 1994, Utah Insurance's participation in the reinsurance pool was 8%.



Property-casualty premiums earned and losses and loss adjustment expenses incurred, reflect the following reinsurance amounts:




                                                     YEAR ENDED DECEMBER
                                                             31,
                                                    ----------------------
                                                       1995        1994
                                                    ----------------------
                                                    (DOLLARS IN THOUSANDS)
PREMIUMS EARNED
Direct premiums written                             $   26,244  $   26,427
Assumed from non-affiliates                                  5           8
Ceded to non-affiliates                                   (615)       (541)
Assumed from Farm Bureau Mutual pool                    18,851      18,339
Ceded to Farm Bureau Mutual pool                       (25,634)    (25,894)
                                                    ----------------------
Net premiums written                                    18,851      18,339
Increase in reserve for unearned premiums, net of
  reinsurance                                             (150)       (582)
Increase in accrued retrospective premiums                   8          21
                                                    ----------------------
Total premiums earned                               $   18,709  $   17,778
                                                    ----------------------
                                                    ----------------------
LOSSES AND LOSS ADJUSTMENT EXPENSES INCURRED
Direct losses and loss adjustment expenses paid     $   18,532  $   18,033
Net ceded to non-affiliates                                 91        (175)
Assumed from Farm Bureau Mutual pool                    13,030      12,933
Ceded to Farm Bureau Mutual pool                       (18,623)    (17,858)
                                                    ----------------------
Net losses and loss adjustment expenses paid            13,030      12,933
Increase in losses and loss adjustment expense
  reserves, net of reinsurance                             591         508
                                                    ----------------------
Total losses and loss adjustment expenses incurred  $   13,621  $   13,441
                                                    ----------------------
                                                    ----------------------



The difference between premiums on a written and on an earned basis is not significant.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



5.  REINSURANCE AND POLICY PROVISIONS (CONTINUED)


The activity in the reserves on property-casualty policies, net of reinsurance and salvage and subrogation recoverables, is summarized as follows:




                                                     YEAR ENDED DECEMBER
                                                             31,
                                                    ----------------------
                                                       1995        1994
                                                    ----------------------
                                                    (DOLLARS IN THOUSANDS)
Reserves on property-casualty policies (gross),
  beginning of year                                 $   28,828  $   26,291
Less reinsurance recoverables on unpaid losses and
  loss adjustment expenses, beginning of year          (16,646)    (14,616)
                                                    ----------------------
Reserves for losses and loss adjustment expenses,
  net of related reinsurance, beginning of year         12,182      11,675
Add:
  Provision for losses and loss adjustment
   expenses for claims occurring in the current
   year                                                 14,529      14,368
  Decrease in estimated losses and loss adjustment
   expenses for claims occurring in the prior
   years                                                  (908)       (927)
                                                    ----------------------
Incurred losses and loss adjustment expenses
  during the current year                               13,621      13,441
Deduct loss and loss adjustment expense payments
  for claims occurring during:
  Current year                                          (7,678)     (7,917)
  Prior years                                           (5,351)     (5,017)
                                                    ----------------------
                                                       (13,029)    (12,934)
                                                    ----------------------
Reserve for losses and loss adjustment expenses,
  net of related reinsurance, end of year               12,774      12,182
Reinsurance recoverables on unpaid losses and loss
  adjustment expenses, end of year                      17,210      16,646
Transfer to parent as part of dividend of Utah
  Farm Bureau Insurance Company                        (29,984)         --
                                                    ----------------------
Reserves on property-casualty policies (gross),
  end of year                                       $       --  $   28,828
                                                    ----------------------
                                                    ----------------------



6. INCOME TAXES


The Company files a consolidated federal income tax return with FBL Financial Group, Inc. and all of the Company's majority-owned subsidiaries, except FBL Insurance Company and Rural Security Life Insurance Company. FBL Insurance Company and Rural Security Life Insurance Company filed separate federal income tax returns for periods prior to their liquidation during 1995. FBL Financial Group, Inc. and its direct and indirect subsidiaries included in the consolidated federal income tax return each report current income tax expense as allocated under a consolidated tax allocation agreement. Generally, this allocation results in profitable companies recognizing a tax provision as if the individual company filed a separate return and loss companies recognizing benefits to the extent their losses contribute to reduce consolidated taxes.



Deferred income taxes have been established based upon the temporary differences, the reversal of which will result in taxable or deductible amounts in future years when the related asset or liability is recovered or settled, within each entity.

                       Farm Bureau Life Insurance Company
             Notes to Consolidated Financial Statements (continued)



6. INCOME TAXES (CONTINUED)


Income tax expenses (credits) are included in the consolidated financial statements as follows:



                                                         YEAR ENDED DECEMBER 31,
                                                    ---------------------------------
                                                       1996       1995        1994
                                                    ---------------------------------
                                                         (DOLLARS IN THOUSANDS)
Taxes provided in consolidated statements of
  income on:
  Income from continuing operations before
    minority interest in earnings of subsidiaries
    and equity income (loss):
    Current                                         $   28,400  $  13,278  $   16,682
    Deferred                                             5,756     14,013       1,752
                                                    ---------------------------------
                                                        34,156     27,291      18,434
  Equity income (loss):
    Current                                              1,674       (212)        240
    Deferred                                               554      1,013      (1,097)
                                                    ---------------------------------
                                                         2,228        801        (857)
  Discontinued operations:
    Current                                                 --         --      (3,649)
    Deferred                                                --         --       7,137
                                                    ---------------------------------
                                                            --         --       3,488
Taxes provided in consolidated statement of
  changes in stockholders' equity:
  Cumulative effect of change in method of
    accounting for fixed maturity
    securities--deferred                                    --         --      20,954
  Change in net unrealized investment
    gains/losses--deferred                              (4,211)    24,435     (29,836)
  Adjustment resulting from capital transaction of
    equity investee-- deferred                           2,617         --          --
                                                    ---------------------------------
                                                        (1,594)    24,435      (8,882)
                                                    ---------------------------------
                                                    $   34,790  $  52,527  $   12,183
                                                    ---------------------------------
                                                    ---------------------------------



The effective tax rate on income from continuing operations before income taxes, minority interest in earnings of subsidiaries and equity income (loss) is different from the prevailing federal income tax rate as follows:



                                                         YEAR ENDED DECEMBER 31,
                                                    ----------------------------------
                                                        1996        1995       1994
                                                    ----------------------------------
                                                          (DOLLARS IN THOUSANDS)
Income from continuing operations before income
  taxes, minority interest in earnings of
  subsidiaries and equity income (loss)             $    103,682  $  76,475  $  48,536
                                                    ----------------------------------
                                                    ----------------------------------
Income tax at federal statutory rate (35%)          $     36,289  $  26,766  $  16,988
Tax effect (decrease) of:
  Tax-exempt interest income                                (383)      (574)      (549)
  Tax-exempt dividend income                              (1,246)      (798)      (603)
  Adjustments from IRS examinations                           --         --      2,766
  State taxes                                                242      1,337       (112)
  Other items                                               (746)       560        (56)
                                                    ----------------------------------
Income tax expense                                  $     34,156  $  27,291  $  18,434
                                                    ----------------------------------
                                                    ----------------------------------



During 1994, the Company reached partial settlement with the Internal Revenue Service (IRS) for tax years 1988 through 1990 and the IRS is in the process of conducting examinations for 1991 through 1994. During the year ended December 31, 1994, the Company paid $2.8 million for settlement of certain items arising from the examination of prior years. Management believes that amounts provided in the income tax provision for IRS examinations are adequate to settle any adjustments raised by the IRS.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



6.  INCOME TAXES (CONTINUED)


The tax effect of temporary differences giving rise to the Company's deferred income tax assets and liabilities at December 31, 1996 and 1995, is as follows:



                                                         DECEMBER 31,
                                                    -----------------------
                                                       1996         1995
                                                    -----------------------
                                                    (DOLLARS IN THOUSANDS)
Deferred income tax liabilities:
  Fixed maturity and equity securities              $    17,265  $   22,700
  Deferred policy acquisition costs                      44,307      35,236
  Deferred investment gains                              10,551       9,891
  Other                                                  13,437      12,413
                                                    -----------------------
                                                         85,560      80,240
Deferred income tax assets:
  Future policy benefits                                (22,304)    (19,541)
  Accrued dividends                                      (2,997)     (3,010)
  Accrued pension costs                                 (10,082)     (9,144)
  Other                                                  (6,367)     (4,822)
                                                    -----------------------
                                                        (41,750)    (36,517)
                                                    -----------------------
Deferred income tax liability                       $    43,810  $   43,723
                                                    -----------------------
                                                    -----------------------



Prior to 1984, a portion of current income of the Company was not subject to current income taxation, but was accumulated, for tax purposes, in a memorandum account designated as "policyholders' surplus account". The aggregate accumulation in this account at December 31, 1996 was $11.1 million. Should the policyholders' surplus account of the Company exceed the limitation prescribed by federal income tax law, or should distributions be made by the Company to its stockholders in excess of $374.8 million, such excess would be subject to federal income taxes at rates then effective. Deferred income taxes of $3.9 million have not been provided on amounts included in this memorandum account since the Company contemplates no action and can foresee no events that would create such a tax.



Deferred income taxes were also reported on equity income (loss) and income from discontinued operations during these periods. These taxes arise from the recognition of income and losses differently for purposes of filing federal income tax returns than for financial reporting purposes.



7.  CREDIT ARRANGEMENTS



SHORT-TERM DEBT



As an investor in the Federal Home Loan Bank (FHLB), the Company has the right to borrow up to $48.2 million from the FHLB as of December 31, 1996. As of December 31, 1996, the Company had no outstanding debt under this credit arrangement.



LONG-TERM DEBT



Long-term debt consists of:



                                                         DECEMBER 31,
                                                    ----------------------
                                                       1996        1995
                                                    ----------------------
                                                    (DOLLARS IN THOUSANDS)
Lease-backed notes payable, secured by rentals to
  be received under certain operating leases from
  members of consolidated group and other
  affiliates, 4.89%, due December 1996               $      --   $  12,516
Note payable to Rural Mutual Insurance Company, an
  affiliate, 10%, due through December 2000                 81          88
                                                    ----------------------
                                                     $      81   $  12,604
                                                    ----------------------
                                                    ----------------------

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



8.  RETIREMENT AND COMPENSATION PLANS


    The Company participates with several other affiliates in various defined benefit plans covering substantially all employees. The benefits of these plans are based primarily on years of service and employees' compensation. The Company and affiliates have adopted a policy of allocating the net periodic pension cost of the plans between themselves generally on a basis of time incurred by the respective employees for each employer. Such allocations are reviewed annually. Pension expense aggregated $5.9 million, $7.9 million and $6.2 million for the years ended December 31, 1996, 1995 and 1994, respectively.



Prior to January 1, 1996, the Company provided benefits to agents of the Company and certain of its affiliates through the Agents' Career Incentive Plan. Company contributions to the plan were based upon the individual agent's earned commissions and varied based upon the overall production level and the number of years of service. Company contributions charged to expense with respect to this plan during the years ended December 31, 1995 and 1994 were $1.4 million and $1.6 million, respectively. During 1996, in conjunction with a restructuring of the agents' compensation program, contributions to this plan were discontinued.



The Company has established deferred compensation plans for certain key current and former employees and has certain other benefit plans which provide for retirement and other benefits. These plans have been accrued or funded as deemed appropriate by management of the Company.



Certain of the assets related to these plans are on deposit with the Company and amounts relating to these plans are included in the financial statements herein. In addition, certain amounts included in the liability for deferred compensation and other employee benefits relate to deposit administration funds maintained by the Company on behalf of affiliates offering substantially the same benefit programs as the Company.



In addition to benefits offered under the aforementioned benefit plans, the Company and several other affiliates sponsor a plan that provides group term life insurance benefits to retired full-time employees who have worked ten years and attained age 55 while in service with the Company. Postretirement benefit expense is allocated in a manner consistent with pension expense discussed above. Postretirement pension expense aggregated $0.1 million for the years ended December 31, 1996, 1995 and 1994.



9.  STOCKHOLDERS' EQUITY OF SUBSIDIARIES



CHANGE IN AUTHORIZED SHARES



On April 4, 1995, the Board of Directors of the Company approved an increase in the number of authorized shares of common stock from 25,000 shares to 994,000 shares.



STATUTORY LIMITATIONS ON SUBSIDIARY DIVIDENDS



The ability of the Company to pay dividends to the parent company is restricted because prior approval of insurance regulatory authorities is required for payment of dividends to the stockholder which exceed an annual limitation. During 1997, the Company can pay dividends to the parent company of approximately $34.9 million, without prior approval of statutory authorities. Also, the amount ($210.4 million at December 31, 1996) by which the stockholder's equity stated in conformity with generally accepted accounting principles exceeds statutory capital and surplus as reported is restricted and cannot be distributed.



STATUTORY ACCOUNTING POLICIES



The financial statements of the Company included herein differ from related statutory-basis financial statements principally as follows: (a) the bond portfolio is segregated into held-for-investment (carried at amortized cost), available-for-sale (carried at fair value), and trading (reported at fair value) classifications rather than generally being carried at amortized cost; (b) acquisition costs of acquiring new business are deferred and amortized over the life of the policies rather than charged to operations as incurred; (c) future policy benefit reserves for participating traditional life insurance products are based on net level premium methods and guaranteed cash value assumptions which may differ from statutory reserves; (d) future policy benefit reserves on certain universal life and annuity products are based on full account values, rather than discounting methodologies utilizing statutory interest rates; (e) deferred income taxes are provided for the difference between the financial statement and income tax bases of assets and liabilities; (f) net realized gains or losses attributed to changes in the level of interest rates in the market are recognized as gains or losses in the statement of income when the sale is completed rather than deferred and amortized over the remaining life of the fixed maturity security or mortgage loan; (g) declines in the estimated realizable value of investments are charged

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



9.  STOCKHOLDERS' EQUITY OF SUBSIDIARIES (CONTINUED)


to the  statement of  income when  such declines  are judged  to be  other  than temporary rather than through the establishment of a formula-determined statutory investment reserve (carried as a liability), changes in which are charged directly to surplus; (h) agents' balances and certain other assets designated as "non-admitted assets" for statutory purposes are reported as assets rather than being charged to surplus; (i) revenues for universal life and annuity products consist of policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed rather than premiums received; (j) pension income or expense is recognized in accordance with SFAS No. 87, "Employers' Accounting for Pensions" rather than in accordance with rules and regulations permitted by the Employee Retirement Income Security Act of 1974; (k) adjustments to federal income taxes of prior years are reported as a component of expense in the statement of income rather than as charges or credits to surplus; (l) the financial statements of subsidiaries are consolidated with those of the Company; and (m) assets and liabilities are restated to fair values when a change in ownership occurs that is accounted for as a purchase, with provisions for goodwill and other intangible assets, rather than continuing to be presented at historical cost.



Total statutory capital and surplus of the Company was $280.6 million at December 31, 1996 and $231.6 million at December 31, 1995. Net income (loss) for the Company determined in accordance with statutory accounting practices was $75.0 million in 1996, $47.4 million in 1995 and $(11.0) million in 1994.



The Company's insurance subsidiaries reported the following statutory amounts to regulatory agencies, after appropriate eliminations of intercompany accounts:




                                           CAPITAL AND      NET INCOME (LOSS)
                                             SURPLUS       YEAR ENDED DECEMBER
                                           DECEMBER 31,            31,
                                          --------------  ----------------------
                                           1996    1995    1996    1995    1994
                                          --------------------------------------
                                                  (DOLLARS IN THOUSANDS)
Life insurance subsidiaries               $3,352  $3,200  $  151  $   92  $(2,827)
Property-casualty insurance subsidiary        --      --      --   1,454     799
                                          --------------------------------------
Total                                     $3,352  $3,200  $  151  $1,546  $(2,028)
                                          --------------------------------------
                                          --------------------------------------



The National Association of Insurance Commissioners currently is in the process of codifying statutory accounting practices, the result of which is expected to constitute the only source of "prescribed" statutory accounting practices. That project, which is expected to be completed in the near future, will likely change, to some extent, statutory accounting practices. The codification may result in changes to the accounting practices that the Company and its insurance subsidiaries use to prepare their statutory-basis financial statements.



10. MANAGEMENT AND SERVICES AGREEMENTS


    The Company shares certain office facilities and services with the Iowa Farm Bureau Federation and its affiliated companies. These expenses are allocated by the Company on the basis of cost and time studies that are updated annually and consist primarily of salaries and related expenses, travel, and occupancy costs.



In addition, prior to January 1, 1996, the Company participated in a management agreement with Farm Bureau Management Corporation, a wholly-owned subsidiary of the Iowa Farm Bureau Federation. Under this agreement, Farm Bureau Management Corporation provided general business, administration and management services to the Company. During 1996, the Company's parent assumed responsibility for providing a majority of these services for itself as well as Farm Bureau Management Corporation and other affiliates. During the years ended December 31, 1996, 1995 and 1994, the Company incurred expenses under these contracts of $2.4 million, $3.7 million and $3.1 million, respectively.



The Company has equipment and auto lease agreements with FBL Leasing Services, Inc., a wholly-owned subsidiary of FBL Financial Services, Inc. The Company incurred expenses totaling $0.7 million during the seven month period ended December 31, 1996 (period in 1996 subsequent to the dividend of FBL Financial Services, Inc. to FBL Financial Group, Inc.) under these agreements.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



10. MANAGEMENT AND SERVICES AGREEMENTS (CONTINUED)


FBL Investment Advisory Services, Inc., a wholly-owned subsidiary of FBL Financial Services, Inc., provides investment advisory services to the Company. The related fees are based on the level of assets under management plus certain out-of-pocket expenses. The Company incurred expenses totaling $1.6 million during the seven month period ended December 31, 1996 relating to these services.



Effective January 1, 1996, the Company entered into marketing agreements with the property-casualty companies operating within its marketing territory, including Farm Bureau Mutual Insurance Company and other affiliates. Under the marketing agreements, the property-casualty companies assumed responsibility for development and management of the Company's agency force for a fee equal to a percentage of commissions on first year life insurance premiums and annuity deposits. The Company paid $2.8 million to the property-casualty companies under these arrangements during the year ended December 31, 1996.



11. COMMITMENTS AND CONTINGENCIES


    In the normal course of business, the Company may be involved in litigation where amounts are alleged that are substantially in excess of contractual policy benefits or certain other agreements. At December 31, 1996, management is not aware of any claims for which a material loss is reasonably possible.



Assessments are, from time to time, levied on the insurance subsidiaries of the Company by guaranty associations in most states in which the subsidiaries are licensed to cover losses of policyholders of insolvent or rehabilitated companies. In some states, these assessments can be partially recovered through a reduction in future premium taxes. Because the Company is not able to reasonably estimate the potential amounts of future assessments, the Company recognizes its obligation for guaranty fund assessments when it receives notice that an amount is payable to a guaranty fund. Expenses incurred for guaranty fund assessments were $0.4 million, $0.7 million and $1.0 million during the years ended December 31, 1996, 1995 and 1994, respectively.



The Company has extended a line of credit in the amount of $15.0 million to FBL Leasing Services, Inc. Interest on this agreement is based on the prime rate of a national bank and payable monthly. No amounts were outstanding at December 31, 1996.



In connection with an investment in a limited real estate partnership in 1996, the Company has agreed to pay any cash flow deficiencies of a medium-sized shopping center owned by the partnership through January 1, 2001. At December 31, 1996, the Company assessed the probability and amount of future cash flows from the property and determined that no accrual was necessary. During 1996, the limited partnership obtained a $5.4 million mortgage loan, secured by the shopping center, from Farm Bureau Mutual Insurance Company.



The Company has guaranteed the payment of principal and interest on notes totaling $24.5 million payable by FBL Leasing Services, Inc. to a bank. The notes are due August 1999 and are backed by lease agreements primarily with affiliates. The Company believes no losses will be recognized in connection with this guarantee due to the value of the underlying collateral.

--------------------------------------------------------------------------------
                   APPENDIX A
--------------------------------------------------------------------------------
ILLUSTRATIONS OF
DEATH BENEFITS AND
CASH VALUES
                       The following tables illustrate how the death benefits and Cash Values of a Policy may vary over an extended period of time for both males and females at certain ages, assuming hypothetical rates of investment return for the Variable Account equivalent to constant gross annual rates of 0%, 4%, 8% and 12%.

                       The amounts shown are as of the end of each Policy Year. The tables assume that the guaranteed (maximum) cost of insurance rates will be charged for the entire period illustrated. The amounts shown for the death benefits and Cash Values reflect the deduction of the premium expense charge and the monthly and first year monthly administrative charges. The amounts shown for the death benefits and Cash Values also reflect the fact that the net investment return of the Variable Account is lower than the gross, after-tax return on the assets held in the Fund as a result of expenses paid by the Fund and charges levied against the Variable Account. The values shown take into account expenses paid by the Fund which are assumed to be equivalent to 0.65% of the aggregate average daily net assets of the Fund. Actual fees and expenses of the Portfolios associated with a policy may be more or less than 0.65%, will vary from year to year, and will vary with the Subaccount selected. Nonetheless the Company expects the actual expenses to average 0.65% over the six portfolios. This is because the Adviser has agreed to reimburse any Portfolio to the extent that annual operating expenses, including the investment advisory fee, exceed 0.65%. There can be no assurance that the Adviser will continue to limit expenses beyond December 31, 1997. Absent the agreement to limit expenses, actual fees and expenses of the Fund would be more than 0.65%. Absent the agreement to limit expense, actual expenses for 1996 would have averaged 0.70%. The amounts shown also take into account the daily charge by the Company to the Variable Account for assuming mortality and expense risks, which is equivalent to a charge at an effective annual rate of .90% of the net assets of the Variable Account. After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 4%, 8% and 12% correspond to approximate net annual investment rates of -1.55%, 2.45%, 6.45% and 10.45%, respectively.


                       The hypothetical values shown in the tables do not reflect any charges for federal income taxes against the Variable Account since the Company is not currently making such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0%, 4%, 8% or 12% by an amount sufficient to cover tax charges in order to produce the death benefits and Cash Values illustrated. (See "FEDERAL TAX MATTERS--Taxation of the Company.")

                       The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid as indicated, if all Net Premiums are allocated to the Variable Account and if no Policy Loans have been made. The tables are also based on the assumptions that the Policyowner has not requested an increase or decrease in Specified Amount, and that no partial surrenders or transfers have been made.

                       For comparative purposes, the second column of each table shows the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest at 5% compounded annually.

                                              *    *    *

                       Upon request, the Company will provide a comparable illustration based upon the proposed insured's age, sex and premium class, the Specified Amount or premium
                       requested,   and  the   proposed  frequency   of  premium
                       payments.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE AGE 25 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION A
             INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM $318
                           NON-TOBACCO PREMIUM CLASS


                                                  0% ASSUMED HYPOTHETICAL    4% ASSUMED HYPOTHETICAL    8% ASSUMED HYPOTHETICAL
                                                       GROSS RETURN               GROSS RETURN               GROSS RETURN
                                                      GUARANTEED COST            GUARANTEED COST            GUARANTEED COST
                                   PREMIUMS            OF INSURANCE               OF INSURANCE               OF INSURANCE
           END OF                ACCUMULATED     -------------------------  -------------------------  -------------------------
           POLICY                   AT 5%           CASH         DEATH         CASH         DEATH         CASH         DEATH
            YEAR                   PER YEAR        VALUE        BENEFIT       VALUE        BENEFIT       VALUE        BENEFIT
         -----------           ----------------  ----------  -------------  ----------  -------------  ----------  -------------
     1.......................  $        333.90   $       29  $     100,029  $       35  $     100,035  $       41  $     100,041
     2.......................           684.50          173        100,173         189        100,189         206        100,206
     3.......................         1,052.62          313        100,313         345        100,345         379        100,379
     4.......................         1,439.15          448        100,448         502        100,502         561        100,561
     5.......................         1,845.01          578        100,578         660        100,660         751        100,751
     6.......................         2,271.16          702        100,702         817        100,817         949        100,949
     7.......................         2,718.62          821        100,821         976        100,976       1,157        101,157
     8.......................         3,188.45          935        100,935       1,134        101,134       1,374        101,374
     9.......................         3,681.77        1,042        101,042       1,292        101,292       1,601        101,601
    10.......................         4,199.76        1,141        101,141       1,446        101,446       1,835        101,835
    15.......................         7,205.08        1,485        101,485       2,142        102,142       3,108        103,108
    20.......................        11,040.72        1,441        101,441       2,528        102,528       4,409        104,409
    25.......................        15,936.08          925        100,925       2,441        102,441       5,612        105,612
    30.......................        22,183.93            *              *       1,568        101,568       6,405        106,405
    35.......................        30,157.95            *              *           *              *       6,235        106,235
Age 65.......................        40,335.04            *              *           *              *       3,345        103,345


                                12% ASSUMED HYPOTHETICAL
                                      GROSS RETURN
                                     GUARANTEED COST
                                      OF INSURANCE
           END OF              ---------------------------
           POLICY                  CASH          DEATH
            YEAR                  VALUE         BENEFIT
         -----------           ------------  -------------
     1.......................  $         47  $     100,047
     2.......................           223        100,223
     3.......................           415        100,415
     4.......................           624        100,624
     5.......................           852        100,852
     6.......................         1,099        101,099
     7.......................         1,369        101,369
     8.......................         1,663        101,663
     9.......................         1,983        101,983
    10.......................         2,329        102,329
    15.......................         4,530        104,530
    20.......................         7,666        107,666
    25.......................        12,186        112,186
    30.......................        18,683        118,683
    35.......................        27,979        127,979
Age 65.......................        44,462        144,462


--------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse because of insufficient Cash Value.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0%, 4%, 8% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.55%, 2.45%, 6.45% AND 10.45%, RESPECTIVELY. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION A
             INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM $516
                           NON-TOBACCO PREMIUM CLASS


                                                  0% ASSUMED HYPOTHETICAL    4% ASSUMED HYPOTHETICAL    8% ASSUMED HYPOTHETICAL
                                                       GROSS RETURN               GROSS RETURN               GROSS RETURN
                                                      GUARANTEED COST            GUARANTEED COST            GUARANTEED COST
                                   PREMIUMS            OF INSURANCE               OF INSURANCE               OF INSURANCE
           END OF                ACCUMULATED     -------------------------  -------------------------  -------------------------
           POLICY                   AT 5%           CASH         DEATH         CASH         DEATH         CASH         DEATH
            YEAR                   PER YEAR        VALUE        BENEFIT       VALUE        BENEFIT       VALUE        BENEFIT
         -----------           ----------------  ----------  -------------  ----------  -------------  ----------  -------------
     1.......................  $        541.80   $       54  $     100,054  $       64  $     100,064  $       74  $     100,074
     2.......................         1,110.69          355        100,355         363        100,363         391        100,391
     3.......................         1,708.02          602        100,602         658        100,658         718        100,718
     4.......................         2,335.23          852        100,852         949        100,949       1,053        101,053
     5.......................         2,993.79        1,085        101,085       1,232        101,232       1,396        101,396
     6.......................         3,685.28        1,300        101,300       1,508        101,508       1,745        101,745
     7.......................         4,411.34        1,493        101,493       1,772        101,772       2,098        102,098
     8.......................         5,173.71        1,665        101,665       2,024        102,024       2,455        102,455
     9.......................         5,974.19        1,817        101,817       2,264        102,264       2,817        102,817
    10.......................         6,814.70        1,949        101,949       2,492        102,492       3,184        103,184
    15.......................        11,691.27        2,274        102,274       3,391        103,391       5,052        105,052
    20.......................        17,915.13        1,869        101,869       3,630        103,630       6,754        106,754
    25.......................        25,858.54          464        100,464       2,763        102,763       7,827        107,827
    30.......................        35,996.57            *              *         132        100,132       7,487        107,487
    35.......................        48,935.54            *              *           *              *       3,383        103,383
Age 65.......................        35,996.57            *              *           *              *       7,046        107,046


                                12% ASSUMED HYPOTHETICAL
                                      GROSS RETURN
                                     GUARANTEED COST
                                      OF INSURANCE
           END OF              ---------------------------
           POLICY                  CASH          DEATH
            YEAR                  VALUE         BENEFIT
         -----------           ------------  -------------
     1.......................  $         84  $     100,084
     2.......................           421        100,421
     3.......................           781        100,781
     4.......................         1,166        101,166
     5.......................         1,577        101,577
     6.......................         2,015        102,015
     7.......................         2,480        102,480
     8.......................         2,974        102,974
     9.......................         3,502        103,502
    10.......................         4,065        104,065
    15.......................         7,520        107,520
    20.......................        12,266        112,266
    25.......................        18,684        118,684
    30.......................        27,259        127,259
    35.......................        37,358        137,358
Age 65.......................        29,173        129,173


--------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse because of insufficient Cash Value.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0%, 4%, 8% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.55%, 2.45%, 6.45% AND 10.45%, RESPECTIVELY. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE AGE 45 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION A
             INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM $922
                           NON-TOBACCO PREMIUM CLASS


                                                       0% ASSUMED                 4% ASSUMED                  8% ASSUMED
                                                      HYPOTHETICAL               HYPOTHETICAL                HYPOTHETICAL
                                                      GROSS RETURN               GROSS RETURN                GROSS RETURN
                                                     GUARANTEED COST            GUARANTEED COST             GUARANTEED COST
                                  PREMIUMS            OF INSURANCE               OF INSURANCE                OF INSURANCE
           END OF               ACCUMULATED     -------------------------  -------------------------  ---------------------------
           POLICY                  AT 5%           CASH         DEATH         CASH         DEATH          CASH          DEATH
            YEAR                  PER YEAR        VALUE        BENEFIT       VALUE        BENEFIT        VALUE         BENEFIT
        -----------           ----------------  ----------  -------------  ----------  -------------  ------------  -------------
     1......................  $        968.10   $      156  $     100,156  $      175  $     100,175  $        195  $     100,195
     2......................         1,984.61          647        100,647         699        100,699           754        100,754
     3......................         3,051.94        1,108        101,108       1,214        101,214         1,326        101,326
     4......................         4,172.63        1,539        101,539       1,717        101,717         1,911        101,911
     5......................         5,349.36        1,938        101,938       2,208        102,208         2,508        102,508
     6......................         6,584.93        2,302        102,302       2,681        102,681         3,113        103,113
     7......................         7,882.28        2,630        102,630       3,134        103,134         3,725        103,725
     8......................         9,244.49        2,919        102,919       3,563        103,563         4,341        104,341
     9......................        10,674.82        3,162        103,162       3,961        103,961         4,954        104,954
    10......................        12,176.66        3,360        103,360       4,326        104,326         5,563        105,563
    15......................        20,890.21        3,644        103,644       5,580        105,580         8,485        108,485
    20......................        32,011.15        2,397        102,397       5,343        105,343        10,673        110,673
    25......................        46,204.60            *              *       1,762        101,762        10,023        110,023
    30......................        64,319.45            *              *           *              *         3,292        103,292
    35......................        87,439.09            *              *           *              *             *              *
Age 65......................        32,011.15        1,828        101,828       4,946        104,946        10,839        110,839

                                      12% ASSUMED
                                     HYPOTHETICAL
                                     GROSS RETURN
                                    GUARANTEED COST
                                     OF INSURANCE
           END OF             ---------------------------
           POLICY                 CASH          DEATH
            YEAR                 VALUE         BENEFIT
        -----------           ------------  -------------
     1......................  $        214  $     100,214
     2......................           810        100,810
     3......................         1,445        101,445
     4......................         2,121        102,121
     5......................         2,842        102,842
     6......................         3,607        103,607
     7......................         4,419        104,419
     8......................         5,280        105,280
     9......................         6,187        106,187
    10......................         7,145        107,145
    15......................        12,835        112,835
    20......................        20,215        120,215
    25......................        28,348        128,348
    30......................        35,329        135,329
    35......................        33,376        133,376
Age 65......................        21,810        121,810


--------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse because of insufficient Cash Value.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0%, 4%, 8% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.55%, 2.45%, 6.45% AND 10.45%, RESPECTIVELY. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE AGE 55 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION A
            INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM $1,566
                           NON-TOBACCO PREMIUM CLASS


                                                   0% ASSUMED HYPOTHETICAL    4% ASSUMED HYPOTHETICAL    8% ASSUMED HYPOTHETICAL
                                                        GROSS RETURN               GROSS RETURN               GROSS RETURN
                                                       GUARANTEED COST            GUARANTEED COST            GUARANTEED COST
                                   PREMIUMS             OF INSURANCE               OF INSURANCE               OF INSURANCE
           END OF                ACCUMULATED      -------------------------  -------------------------  -------------------------
           POLICY                   AT 5%            CASH         DEATH         CASH         DEATH         CASH         DEATH
            YEAR                   PER YEAR         VALUE        BENEFIT       VALUE        BENEFIT       VALUE        BENEFIT
        -----------           ------------------  ----------  -------------  ----------  -------------  ----------  -------------
     1......................  $        1,644.30   $      316  $     100,316  $      350  $     100,350  $      384  $     100,384
     2......................           3,370.82        1,058        101,058       1,149        101,149       1,242        101,242
     3......................           5,183.66        1,743        101,743       1,920        101,920       2,108        102,108
     4......................           7,087.14        2,373        102,373       2,666        102,666       2,985        102,985
     5......................           9,085.80        2,948        102,948       3,383        103,383       3,870        103,870
     6......................          11,184.39        3,459        103,459       4,062        104,062       4,754        104,754
     7......................          13,387.90        3,898        103,898       4,692        104,692       5,629        105,629
     8......................          15,701.60        4,249        104,249       5,254        105,254       6,476        106,476
     9......................          18,130.98        4,492        104,492       5,726        105,726       7,270        107,270
    10......................          20,681.83        4,611        104,611       6,085        106,085       7,990        107,990
    15......................          35,481.63        3,136        103,136       5,822        105,822       9,983        109,983
    20......................          54,370.35            *              *         182        100,182       6,863        106,863
    25......................          78,477.67            *              *           *              *           *              *
    30......................         109,245.40            *              *           *              *           *              *
    35......................         148,513.68            *              *           *              *           *              *
Age 65......................          20,681.83        4,598        104,598       6,321        106,321       8,621        108,621


                               12% ASSUMED HYPOTHETICAL
                                     GROSS RETURN
                                    GUARANTEED COST
                                     OF INSURANCE
           END OF             ---------------------------
           POLICY                 CASH          DEATH
            YEAR                 VALUE         BENEFIT
        -----------           ------------  -------------
     1......................  $        419  $     100,419
     2......................         1,339        101,339
     3......................         2,308        102,308
     4......................         3,331        103,331
     5......................         4,412        104,412
     6......................         5,548        105,548
     7......................         6,734        106,734
     8......................         7,958        107,958
     9......................         9,201        109,201
    10......................        10,445        110,445
    15......................        16,364        116,364
    20......................        19,705        119,705
    25......................        11,769        111,769
    30......................             *              *
    35......................             *              *
Age 65......................        11,680        111,680


--------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse because of insufficient Cash Value.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0%, 4%, 8% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.55%, 2.45%, 6.45% AND 10.45%, RESPECTIVELY. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE AGE 25 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION B
             INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM $318
                           NON-TOBACCO PREMIUM CLASS


                                                  0% ASSUMED HYPOTHETICAL    4% ASSUMED HYPOTHETICAL    8% ASSUMED HYPOTHETICAL
                                                       GROSS RETURN               GROSS RETURN               GROSS RETURN
                                                      GUARANTEED COST            GUARANTEED COST            GUARANTEED COST
                                   PREMIUMS            OF INSURANCE               OF INSURANCE               OF INSURANCE
           END OF                ACCUMULATED     -------------------------  -------------------------  -------------------------
           POLICY                   AT 5%           CASH         DEATH         CASH         DEATH         CASH         DEATH
            YEAR                   PER YEAR        VALUE        BENEFIT       VALUE        BENEFIT       VALUE        BENEFIT
         -----------           ----------------  ----------  -------------  ----------  -------------  ----------  -------------
     1.......................  $        333.90   $       29  $     100,000  $       35  $     100,000  $       41  $     100,000
     2.......................           684.50          174        100,000         190        100,000         206        100,000
     3.......................         1,052.62          314        100,000         346        100,000         380        100,000
     4.......................         1,439.15          450        100,000         504        100,000         562        100,000
     5.......................         1,845.01          581        100,000         662        100,000         754        100,000
     6.......................         2,271.16          705        100,000         821        100,000         953        100,000
     7.......................         2,718.62          826        100,000         981        100,000       1,163        100,000
     8.......................         3,188.45          940        100,000       1,141        100,000       1,382        100,000
     9.......................         3,681.77        1,049        100,000       1,301        100,000       1,612        100,000
   10........................         4,199.76        1,150        100,000       1,458        100,000       1,850        100,000
   15........................         7,205.08        1,506        100,000       2,173        100,000       3,155        100,000
   20........................        11,040.72        1,479        100,000       2,596        100,000       4,530        100,000
   25........................        15,936.08          984        100,000       2,569        100,000       5,884        100,000
   30........................        22,183.93            *              *       1,774        100,000       6,966        100,000
   35........................        30,157.95            *              *           *              *       7,242        100,000
Age 65.......................        40,335.04            *              *           *              *       5,432        100,000


                                12% ASSUMED HYPOTHETICAL
                                      GROSS RETURN
                                     GUARANTEED COST
                                      OF INSURANCE
           END OF              ---------------------------
           POLICY                  CASH          DEATH
            YEAR                  VALUE         BENEFIT
         -----------           ------------  -------------
     1.......................  $         48  $     100,000
     2.......................           224        100,000
     3.......................           416        100,000
     4.......................           626        100,000
     5.......................           855        100,000
     6.......................         1,104        100,000
     7.......................         1,376        100,000
     8.......................         1,673        100,000
     9.......................         1,998        100,000
   10........................         2,349        100,000
   15........................         4,601        100,000
   20........................         7,880        100,000
   25........................        12,762        100,000
   30........................        20,139        100,000
   35........................        31,516        100,000
Age 65.......................        54,489        100,000


--------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse because of insufficient Cash Value.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0%, 4%, 8% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.55%, 2.45%, 6.45% AND 10.45%, RESPECTIVELY. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION B
             INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM $516
                           NON-TOBACCO PREMIUM CLASS


                                                  0% ASSUMED HYPOTHETICAL    4% ASSUMED HYPOTHETICAL    8% ASSUMED HYPOTHETICAL
                                                       GROSS RETURN               GROSS RETURN               GROSS RETURN
                                                      GUARANTEED COST            GUARANTEED COST            GUARANTEED COST
                                   PREMIUMS            OF INSURANCE               OF INSURANCE               OF INSURANCE
           END OF                ACCUMULATED     -------------------------  -------------------------  -------------------------
           POLICY                   AT 5%           CASH         DEATH         CASH         DEATH         CASH         DEATH
            YEAR                   PER YEAR        VALUE        BENEFIT       VALUE        BENEFIT       VALUE        BENEFIT
         -----------           ----------------  ----------  -------------  ----------  -------------  ----------  -------------
     1.......................  $        541.80   $       54  $     100,000  $       64  $     100,000  $       74  $     100,000
     2.......................         1,110.69          336        100,000         364        100,000         393        100,000
     3.......................         1,708.02          604        100,000         661        100,000         721        100,000
     4.......................         2,335.23          856        100,000         953        100,000       1,058        100,000
     5.......................         2,993.79        1,091        100,000       1,240        100,000       1,404        100,000
     6.......................         3,685.28        1,309        100,000       1,518        100,000       1,758        100,000
     7.......................         4,411.34        1,506        100,000       1,787        100,000       2,117        100,000
     8.......................         5,173.71        1,682        100,000       2,045        100,000       2,482        100,000
     9.......................         5,974.19        1,839        100,000       2,292        100,000       2,853        100,000
   10........................         6,814.70        1,977        100,000       2,528        100,000       3,232        100,000
   15........................        11,691.27        2,341        100,000       3,492        100,000       5,206        100,000
   20........................        17,915.13        1,989        100,000       3,848        100,000       7,150        100,000
   25........................        25,858.54          630        100,000       3,153        100,000       8,706        100,000
   30........................        35,996.57            *              *         700        100,000       9,245        100,000
   35........................        48,935.54            *              *           *              *       6,603        100,000
Age 65.......................        35,996.57            *              *           *              *       9,049        100,000


                                12% ASSUMED HYPOTHETICAL
                                      GROSS RETURN
                                     GUARANTEED COST
                                      OF INSURANCE
           END OF              ---------------------------
           POLICY                  CASH          DEATH
            YEAR                  VALUE         BENEFIT
         -----------           ------------  -------------
     1.......................  $         84  $     100,000
     2.......................           422        100,000
     3.......................           784        100,000
     4.......................         1,172        100,000
     5.......................         1,587        100,000
     6.......................         2,030        100,000
     7.......................         2,503        100,000
     8.......................         3,007        100,000
     9.......................         3,547        100,000
   10........................         4,128        100,000
   15........................         7,755        100,000
   20........................        12,978        100,000
   25........................        20,606        100,000
   30........................        32,117        100,000
   35........................        49,572        100,000
Age 65.......................        35,020        100,000


--------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse because of insufficient Cash Value.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0%, 4%, 8% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.55%, 2.45%, 6.45% AND 10.45%, RESPECTIVELY. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE AGE 45 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION B
             INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM $922
                           NON-TOBACCO PREMIUM CLASS


                                                       0% ASSUMED                 4% ASSUMED                  8% ASSUMED
                                                      HYPOTHETICAL               HYPOTHETICAL                HYPOTHETICAL
                                                      GROSS RETURN               GROSS RETURN                GROSS RETURN
                                                     GUARANTEED COST            GUARANTEED COST             GUARANTEED COST
                                  PREMIUMS            OF INSURANCE               OF INSURANCE                OF INSURANCE
           END OF               ACCUMULATED     -------------------------  -------------------------  ---------------------------
           POLICY                  AT 5%           CASH         DEATH         CASH         DEATH          CASH          DEATH
            YEAR                  PER YEAR        VALUE        BENEFIT       VALUE        BENEFIT        VALUE         BENEFIT
        -----------           ----------------  ----------  -------------  ----------  -------------  ------------  -------------
     1......................  $        968.10   $      158  $     100,000  $      177  $     100,000  $        197  $     100,000
     2......................         1,984.61          651        100,000         704        100,000           759        100,000
     3......................         3,051.94        1,117        100,000       1,224        100,000         1,337        100,000
     4......................         4,172.63        1,554        100,000       1,734        100,000         1,930        100,000
     5......................         5,349.36        1,961        100,000       2,235        100,000         2,539        100,000
     6......................         6,584.93        2,336        100,000       2,721        100,000         3,160        100,000
     7......................         7,882.28        2,677        100,000       3,190        100,000         3,794        100,000
     8......................         9,244.49        2,980        100,000       3,640        100,000         4,437        100,000
     9......................        10,674.82        3,241        100,000       4,062        100,000         5,084        100,000
   10.......................        12,176.66        3,459        100,000       4,457        100,000         5,736        100,000
   15.......................        20,890.21        3,880        100,000       5,943        100,000         9,044        100,000
   20.......................        32,011.15        2,809        100,000       6,112        100,000        12,096        100,000
   25.......................        46,204.60            *              *       3,097        100,000        13,248        100,000
   30.......................        64,319.45            *              *           *              *         9,635        100,000
   35.......................        87,439.09            *              *           *              *             *              *
Age 65......................        32,011.15        2,274        100,000       5,823        100,000        12,532        100,000

                                      12% ASSUMED
                                     HYPOTHETICAL
                                     GROSS RETURN
                                    GUARANTEED COST
                                     OF INSURANCE
           END OF             ---------------------------
           POLICY                 CASH          DEATH
            YEAR                 VALUE         BENEFIT
        -----------           ------------  -------------
     1......................  $        216  $     100,000
     2......................           815        100,000
     3......................         1,457        100,000
     4......................         2,142        100,000
     5......................         2,877        100,000
     6......................         3,662        100,000
     7......................         4,502        100,000
     8......................         5,399        100,000
     9......................         6,353        100,000
   10.......................         7,372        100,000
   15.......................        13,692        100,000
   20.......................        22,818        100,000
   25.......................        35,691        100,000
   30.......................        55,026        100,000
   35.......................        86,927        100,000
Age 65......................        25,032        100,000


--------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse because of insufficient Cash Value.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0%, 4%, 8% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.55%, 2.45%, 6.45% AND 10.45%, RESPECTIVELY. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE AGE 55 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION B
            INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM $1,566
                           NON-TOBACCO PREMIUM CLASS


                                                       0% ASSUMED                 4% ASSUMED                  8% ASSUMED
                                                      HYPOTHETICAL               HYPOTHETICAL                HYPOTHETICAL
                                                      GROSS RETURN               GROSS RETURN                GROSS RETURN
                                                     GUARANTEED COST            GUARANTEED COST             GUARANTEED COST
                                 PREMIUMS             OF INSURANCE               OF INSURANCE                OF INSURANCE
          END OF               ACCUMULATED      -------------------------  -------------------------  ---------------------------
          POLICY                  AT 5%            CASH         DEATH         CASH         DEATH          CASH          DEATH
           YEAR                  PER YEAR         VALUE        BENEFIT       VALUE        BENEFIT        VALUE         BENEFIT
       -----------          ------------------  ----------  -------------  ----------  -------------  ------------  -------------
     1....................  $        1,644.30   $      322  $     100,000  $      356  $     100,000  $        390  $     100,000
     2....................           3,370.82        1,073        100,000       1,165        100,000         1,260        100,000
     3....................           5,183.66        1,773        100,000       1,953        100,000         2,145        100,000
     4....................           7,087.14        2,424        100,000       2,724        100,000         3,050        100,000
     5....................           9,085.80        3,026        100,000       3,473        100,000         3,974        100,000
     6....................          11,184.39        3,570        100,000       4,194        100,000         4,911        100,000
     7....................          13,387.90        4,048        100,000       4,876        100,000         5,854        100,000
     8....................          15,701.60        4,447        100,000       5,503        100,000         6,788        100,000
     9....................          18,130.98        4,746        100,000       6,054        100,000         7,694        100,000
   10.....................          20,681.83        4,929        100,000       6,509        100,000         8,554        100,000
   15.....................          35,481.63        3,860        100,000       6,982        100,000        11,822        100,000
   20.....................          54,370.35            *              *       2,335        100,000        11,374        100,000
   25.....................          78,477.67            *              *           *              *             *              *
   30.....................         109,245.40            *              *           *              *             *              *
   35.....................         148,513.68            *              *           *              *             *              *
Age 65....................          20,681.83        4,988        100,000       6,858        100,000         9,357        100,000

                                    12% ASSUMED
                                   HYPOTHETICAL
                                   GROSS RETURN
                                  GUARANTEED COST
                                   OF INSURANCE
          END OF            ---------------------------
          POLICY                CASH          DEATH
           YEAR                VALUE         BENEFIT
       -----------          ------------  -------------
     1....................  $        425  $     100,000
     2....................         1,358        100,000
     3....................         2,348        100,000
     4....................         3,404        100,000
     5....................         4,532        100,000
     6....................         5,734        100,000
     7....................         7,008        100,000
     8....................         8,349        100,000
     9....................         9,746        100,000
   10.....................        11,193        100,000
   15.....................        19,253        100,000
   20.....................        28,628        100,000
   25.....................        36,655        100,000
   30.....................        37,834        100,000
   35.....................         5,656        100,000
Age 65....................        12,687        100,000


--------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse because of insufficient Cash Value.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0%, 4%, 8% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.55%, 2.45%, 6.45% AND 10.45%, RESPECTIVELY. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE AGE 25 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION A
             INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM $425
                           NON-TOBACCO PREMIUM CLASS


                                                       0% ASSUMED                 4% ASSUMED                  8% ASSUMED
                                                      HYPOTHETICAL               HYPOTHETICAL                HYPOTHETICAL
                                                      GROSS RETURN               GROSS RETURN                GROSS RETURN
                                                     GUARANTEED COST            GUARANTEED COST             GUARANTEED COST
                                  PREMIUMS            OF INSURANCE               OF INSURANCE                OF INSURANCE
           END OF               ACCUMULATED     -------------------------  -------------------------  ---------------------------
           POLICY                  AT 5%           CASH         DEATH         CASH         DEATH          CASH          DEATH
            YEAR                  PER YEAR        VALUE        BENEFIT       VALUE        BENEFIT        VALUE         BENEFIT
        -----------           ----------------  ----------  -------------  ----------  -------------  ------------  -------------
     1......................  $        446.25   $       84  $     100,084  $       93  $     100,093  $        103  $     100,103
     2......................           914.81          290        100,290         315        100,315           340        100,340
     3......................         1,406.80          495        100,495         543        100,543           595        100,595
     4......................         1,923.39          698        100,698         780        100,780           869        100,869
     5......................         2,465.81          899        100,899       1,022        101,022         1,160        101,160
     6......................         3,035.35        1,096        101,096       1,270        101,270         1,469        101,469
     7......................         3,633.37        1,287        101,287       1,521        101,521         1,796        101,796
     8......................         4,261.29        1,472        101,472       1,776        101,776         2,141        102,141
     9......................         4,920.60        1,650        101,650       2,031        102,031         2,503        102,503
    10......................         5,612.88        1,819        101,819       2,287        102,287         2,882        102,882
    15......................         9,629.43        2,485        102,485       3,513        103,513         5,017        105,017
    20......................        14,755.68        2,737        102,737       4,497        104,497         7,494        107,494
    25......................        21,298.22        2,369        102,369       4,948        104,948        10,158        110,158
    30......................        29,648.34        1,056        101,056       4,389        104,389        12,628        112,628
    35......................        40,305.44            *              *       1,837        101,837        13,895        113,895
Age 65......................        53,906.90            *              *           *              *        11,081        111,081

                                      12% ASSUMED
                                     HYPOTHETICAL
                                     GROSS RETURN
                                    GUARANTEED COST
                                     OF INSURANCE
           END OF             ---------------------------
           POLICY                 CASH          DEATH
            YEAR                 VALUE         BENEFIT
        -----------           ------------  -------------
     1......................  $        112  $     100,112
     2......................           367        100,367
     3......................           650        100,650
     4......................           965        100,965
     5......................         1,313        101,313
     6......................         1,697        101,697
     7......................         2,118        102,118
     8......................         2,580        102,580
     9......................         3,085        103,085
    10......................         3,637        103,637
    15......................         7,219        107,219
    20......................        12,623        112,623
    25......................        20,713        120,713
    30......................        32,728        132,728
    35......................        50,163        150,163
Age 65......................        80,963        180,963


--------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse because of insufficient Cash Value.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0%, 4%, 8% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.55%, 2.45%, 6.45% AND 10.45%, RESPECTIVELY. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION A
             INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM $667
                           NON-TOBACCO PREMIUM CLASS


                                                       0% ASSUMED                 4% ASSUMED                  8% ASSUMED
                                                      HYPOTHETICAL               HYPOTHETICAL                HYPOTHETICAL
                                                      GROSS RETURN               GROSS RETURN                GROSS RETURN
                                                     GUARANTEED COST            GUARANTEED COST             GUARANTEED COST
                                  PREMIUMS            OF INSURANCE               OF INSURANCE                OF INSURANCE
           END OF               ACCUMULATED     -------------------------  -------------------------  ---------------------------
           POLICY                  AT 5%           CASH         DEATH         CASH         DEATH          CASH          DEATH
            YEAR                  PER YEAR        VALUE        BENEFIT       VALUE        BENEFIT        VALUE         BENEFIT
        -----------           ----------------  ----------  -------------  ----------  -------------  ------------  -------------
     1......................  $        700.35   $      170  $     100,170  $      185  $     100,185  $        201  $     100,201
     2......................         1,435.72          568        100,568         610        100,610           654        100,654
     3......................         2,207.85          948        100,948       1,034        101,034         1,126        101,126
     4......................         3,018.60        1,311        101,311       1,457        101,457         1,615        101,615
     5......................         3,869.88        1,654        101,654       1,875        101,875         2,122        102,122
     6......................         4,763.72        1,977        101,977       2,289        102,289         2,645        102,645
     7......................         5,702.26        2,277        102,277       2,695        102,695         3,184        103,184
     8......................         6,687.72        2,555        102,555       3,092        103,092         3,740        103,740
     9......................         7,722.45        2,814        102,814       3,484        103,484         4,315        104,315
    10......................         8,808.93        3,042        103,042       3,859        103,859         4,900        104,900
    15......................        15,112.55        3,726        103,726       5,438        105,438         7,974        107,974
    20......................        23,157.74        3,384        103,384       6,153        106,153        11,006        111,006
    25......................        33,425.67        1,319        101,319       5,039        105,039        13,041        113,041
    30......................        46,530.45            *              *         579        100,579        12,312        112,312
    35......................        63,255.83            *              *           *              *         5,227        105,227
Age 65......................        46,530.45            *              *           *              *        11,529        111,529

                                      12% ASSUMED
                                     HYPOTHETICAL
                                     GROSS RETURN
                                    GUARANTEED COST
                                     OF INSURANCE
           END OF             ---------------------------
           POLICY                 CASH          DEATH
            YEAR                 VALUE         BENEFIT
        -----------           ------------  -------------
     1......................  $        216  $     100,216
     2......................           699        100,699
     3......................         1,222        101,222
     4......................         1,786        101,786
     5......................         2,395        102,395
     6......................         3,051        103,051
     7......................         3,758        103,758
     8......................         4,519        104,519
     9......................         5,343        105,343
    10......................         6,226        106,226
    15......................        11,728        111,728
    20......................        19,490        119,490
    25......................        29,936        129,936
    30......................        43,259        143,259
    35......................        58,473        158,473
Age 65......................        46,181        146,181


--------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse because of insufficient Cash Value.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0%, 4%, 8% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.55%, 2.45%, 6.45% AND 10.45%, RESPECTIVELY. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE AGE 45 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION A
            INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM $1,151
                           NON-TOBACCO PREMIUM CLASS


                                                       0% ASSUMED                 4% ASSUMED                  8% ASSUMED
                                                      HYPOTHETICAL               HYPOTHETICAL                HYPOTHETICAL
                                                      GROSS RETURN               GROSS RETURN                GROSS RETURN
                                                     GUARANTEED COST            GUARANTEED COST             GUARANTEED COST
                                 PREMIUMS             OF INSURANCE               OF INSURANCE                OF INSURANCE
          END OF               ACCUMULATED      -------------------------  -------------------------  ---------------------------
          POLICY                  AT 5%            CASH         DEATH         CASH         DEATH          CASH          DEATH
           YEAR                  PER YEAR         VALUE        BENEFIT       VALUE        BENEFIT        VALUE         BENEFIT
       -----------          ------------------  ----------  -------------  ----------  -------------  ------------  -------------
     1....................  $        1,208.55   $      333  $     100,333  $      360  $     100,360  $        387  $     100,387
     2....................           2,477.53          991        100,991       1,067        101,067         1,144        101,144
     3....................           3,809.95        1,611        101,611       1,761        101,761         1,920        101,920
     4....................           5,209.00        2,190        102,190       2,441        102,441         2,714        102,714
     5....................           6,678.00        2,725        102,725       3,103        103,103         3,524        103,524
     6....................           8,220.45        3,216        103,216       3,743        103,743         4,347        104,347
     7....................           9,840.02        3,655        103,655       4,355        104,355         5,178        105,178
     8....................          11,540.58        4,038        104,038       4,930        104,930         6,009        106,009
     9....................          13,326.15        4,358        104,358       5,461        105,461         6,836        106,836
    10....................          15,201.01        4,607        104,607       5,939        105,939         7,648        107,648
    15....................          26,078.77        4,598        104,598       7,218        107,218        11,176        111,176
    20....................          39,961.86        1,671        101,671       5,461        105,461        12,489        112,489
    25....................          57,680.59            *              *           *              *         8,194        108,194
    30....................          80,294.67            *              *           *              *             *              *
    35....................         109,156.61            *              *           *              *             *              *
Age 65....................          39,961.86          554        100,554       4,500        104,500        12,196        112,196

                                    12% ASSUMED
                                   HYPOTHETICAL
                                   GROSS RETURN
                                  GUARANTEED COST
                                   OF INSURANCE
          END OF            ---------------------------
          POLICY                CASH          DEATH
           YEAR                VALUE         BENEFIT
       -----------          ------------  -------------
     1....................  $        415  $     100,415
     2....................         1,225        101,225
     3....................         2,089        102,089
     4....................         3,010        103,010
     5....................         3,992        103,992
     6....................         5,036        105,036
     7....................         6,144        106,144
     8....................         7,314        107,314
     9....................         8,545        108,545
    10....................         9,836        109,836
    15....................        17,130        117,130
    20....................        25,272        125,272
    25....................        31,969        131,969
    30....................        32,023        132,023
    35....................        13,655        113,655
Age 65....................        26,811        126,811


--------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse because of insufficient Cash Value.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0%, 4%, 8% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.55%, 2.45%, 6.45% AND 10.45%, RESPECTIVELY. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE AGE 55 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION A
            INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM $2,183
                           NON-TOBACCO PREMIUM CLASS


                                                       0% ASSUMED                 4% ASSUMED                  8% ASSUMED
                                                      HYPOTHETICAL               HYPOTHETICAL                HYPOTHETICAL
                                                      GROSS RETURN               GROSS RETURN                GROSS RETURN
                                                     GUARANTEED COST            GUARANTEED COST             GUARANTEED COST
                                 PREMIUMS             OF INSURANCE               OF INSURANCE                OF INSURANCE
          END OF               ACCUMULATED      -------------------------  -------------------------  ---------------------------
          POLICY                  AT 5%            CASH         DEATH         CASH         DEATH          CASH          DEATH
           YEAR                  PER YEAR         VALUE        BENEFIT       VALUE        BENEFIT        VALUE         BENEFIT
       -----------          ------------------  ----------  -------------  ----------  -------------  ------------  -------------
     1....................  $        2,292.15   $      714  $     100,714  $      767  $     100,767  $        821  $     100,821
     2....................           4,698.91        1,813        101,813       1,958        101,958         2,107        102,107
     3....................           7,226.00        2,809        102,809       3,090        103,090         3,388        103,388
     4....................           9,879.45        3,698        103,698       4,157        104,157         4,655        104,655
     5....................          12,665.58        4,470        104,470       5,143        105,143         5,896        105,896
     6....................          15,591.00        5,114        105,114       6,035        106,035         7,096        107,096
     7....................          18,662.70        5,619        105,619       6,817        106,817         8,239        108,239
     8....................          21,887.99        5,969        105,969       7,469        107,469         9,303        109,303
     9....................          25,274.54        6,147        106,147       7,966        107,966        10,260        110,260
    10....................          28,830.42        6,132        106,132       8,281        108,281        11,082        111,082
    15....................          49,461.30        2,627        102,627       6,281        106,281        12,083        112,083
    20....................          75,792.13            *              *           *              *         3,451        103,451
    25....................         109,397.67            *              *           *              *             *              *
    30....................         152,287.80            *              *           *              *             *              *
    35....................         207,027.69            *              *           *              *             *              *
Age 65....................          28,830.42        5,891        105,891       8,373        108,373        11,720        111,720

                                    12% ASSUMED
                                   HYPOTHETICAL
                                   GROSS RETURN
                                  GUARANTEED COST
                                   OF INSURANCE
          END OF            ---------------------------
          POLICY                CASH          DEATH
           YEAR                VALUE         BENEFIT
       -----------          ------------  -------------
     1....................  $        874  $     100,874
     2....................         2,262        102,262
     3....................         3,703        103,703
     4....................         5,198        105,198
     5....................         6,738        106,738
     6....................         8,315        108,315
     7....................         9,920        109,920
     8....................        11,537        111,537
     9....................        13,145        113,145
    10....................        14,719        114,719
    15....................        21,154        121,154
    20....................        20,775        120,775
    25....................         1,697        101,697
    30....................             *              *
    35....................             *              *
Age 65....................        16,216        116,216


--------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse because of insufficient Cash Value.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0%, 4%, 8% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.55%, 2.45%, 6.45% AND 10.45%, RESPECTIVELY. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE AGE 25 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION B
             INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM $425
                           NON-TOBACCO PREMIUM CLASS


                                                     0% ASSUMED                 4% ASSUMED                  8% ASSUMED
                                                    HYPOTHETICAL               HYPOTHETICAL                HYPOTHETICAL
                                                    GROSS RETURN               GROSS RETURN                GROSS RETURN
                                                   GUARANTEED COST            GUARANTEED COST             GUARANTEED COST
                                PREMIUMS            OF INSURANCE               OF INSURANCE                OF INSURANCE
          END OF              ACCUMULATED     -------------------------  -------------------------  ---------------------------
          POLICY                 AT 5%           CASH         DEATH         CASH         DEATH          CASH          DEATH
           YEAR                 PER YEAR        VALUE        BENEFIT       VALUE        BENEFIT        VALUE         BENEFIT
       -----------          ----------------  ----------  -------------  ----------  -------------  ------------  -------------
     1....................  $        446.25   $       85  $     100,000  $       94  $     100,000  $        103  $     100,000
     2....................           914.81          291        100,000         316        100,000           341        100,000
     3....................         1,406.80          497        100,000         545        100,000           597        100,000
     4....................         1,923.39          701        100,000         783        100,000           872        100,000
     5....................         2,465.81          903        100,000       1,027        100,000         1,165        100,000
     6....................         3,035.35        1,102        100,000       1,277        100,000         1,478        100,000
     7....................         3,633.37        1,295        100,000       1,531        100,000         1,808        100,000
     8....................         4,261.29        1,482        100,000       1,788        100,000         2,157        100,000
     9....................         4,920.60        1,662        100,000       2,047        100,000         2,524        100,000
    10....................         5,612.88        1,834        100,000       2,307        100,000         2,909        100,000
    15....................         9,629.43        2,522        100,000       3,569        100,000         5,100        100,000
    20....................        14,755.68        2,808        100,000       4,620        100,000         7,710        100,000
    25....................        21,298.22        2,490        100,000       5,194        100,000        10,666        100,000
    30....................        29,648.34        1,229        100,000       4,835        100,000        13,752        100,000
    35....................        40,305.44            *              *       2,546        100,000        16,285        100,000
Age 65....................        53,906.90            *              *           *              *        16,586        100,000

                                    12% ASSUMED
                                    HYPOTHETICAL
                                    GROSS RETURN
                                  GUARANTEED COST
                                    OF INSURANCE
          END OF            ----------------------------
          POLICY                CASH           DEATH
           YEAR                 VALUE         BENEFIT
       -----------          -------------  -------------
     1....................  $         112  $     100,000
     2....................            368        100,000
     3....................            652        100,000
     4....................            969        100,000
     5....................          1,319        100,000
     6....................          1,707        100,000
     7....................          2,132        100,000
     8....................          2,600        100,000
     9....................          3,112        100,000
    10....................          3,673        100,000
    15....................          7,345        100,000
    20....................         13,002        100,000
    25....................         21,763        100,000
    30....................         35,520        100,000
    35....................         57,539        100,000
Age 65....................        104,082        124,898


--------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse because of insufficient Cash Value.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0%, 4%, 8% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.55%, 2.45%, 6.45% AND 10.45%, RESPECTIVELY. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION B
             INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM $667
                           NON-TOBACCO PREMIUM CLASS


                                                       0% ASSUMED                 4% ASSUMED                  8% ASSUMED
                                                      HYPOTHETICAL               HYPOTHETICAL                HYPOTHETICAL
                                                      GROSS RETURN               GROSS RETURN                GROSS RETURN
                                                     GUARANTEED COST            GUARANTEED COST             GUARANTEED COST
                                  PREMIUMS            OF INSURANCE               OF INSURANCE                OF INSURANCE
           END OF               ACCUMULATED     -------------------------  -------------------------  ---------------------------
           POLICY                  AT 5%           CASH         DEATH         CASH         DEATH          CASH          DEATH
            YEAR                  PER YEAR        VALUE        BENEFIT       VALUE        BENEFIT        VALUE         BENEFIT
        -----------           ----------------  ----------  -------------  ----------  -------------  ------------  -------------
     1......................  $        700.35   $      171  $     100,000  $      186  $     100,000  $        201  $     100,000
     2......................         1,435.72          569        100,000         612        100,000           656        100,000
     3......................         2,207.85          952        100,000       1,039        100,000         1,130        100,000
     4......................         3,018.60        1,317        100,000       1,464        100,000         1,623        100,000
     5......................         3,869.88        1,664        100,000       1,887        100,000         2,135        100,000
     6......................         4,763.72        1,992        100,000       2,307        100,000         2,667        100,000
     7......................         5,702.26        2,298        100,000       2,720        100,000         3,215        100,000
     8......................         6,687.72        2,583        100,000       3,127        100,000         3,783        100,000
     9......................         7,722.45        2,850        100,000       3,530        100,000         4,374        100,000
    10......................         8,808.93        3,087        100,000       3,918        100,000         4,979        100,000
    15......................        15,112.55        3,841        100,000       5,613        100,000         8,239        100,000
    20......................        23,157.74        3,610        100,000       6,555        100,000        11,724        100,000
    25......................        33,425.67        1,669        100,000       5,832        100,000        14,784        100,000
    30......................        46,530.45            *              *       1,844        100,000        16,153        100,000
    35......................        63,255.83            *              *           *              *        12,812        100,000
Age 65......................        46,530.45            *              *         366        100,000        15,980        100,000

                                      12% ASSUMED
                                     HYPOTHETICAL
                                     GROSS RETURN
                                    GUARANTEED COST
                                     OF INSURANCE
           END OF             ---------------------------
           POLICY                 CASH          DEATH
            YEAR                 VALUE         BENEFIT
        -----------           ------------  -------------
     1......................  $        217  $     100,000
     2......................           702        100,000
     3......................         1,227        100,000
     4......................         1,796        100,000
     5......................         2,411        100,000
     6......................         3,076        100,000
     7......................         3,795        100,000
     8......................         4,572        100,000
     9......................         5,418        100,000
    10......................         6,329        100,000
    15......................        12,129        100,000
    20......................        20,771        100,000
    25......................        33,689        100,000
    30......................        53,724        100,000
    35......................        87,157        101,102
Age 65......................        59,011        100,000


--------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse because of insufficient Cash Value.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0%, 4%, 8% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.55%, 2.45%, 6.45% AND 10.45%, RESPECTIVELY. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE AGE 45 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION B
            INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM $1,151
                           NON-TOBACCO PREMIUM CLASS


                                                     0% ASSUMED                 4% ASSUMED                  8% ASSUMED
                                                    HYPOTHETICAL               HYPOTHETICAL                HYPOTHETICAL
                                                    GROSS RETURN               GROSS RETURN                GROSS RETURN
                                                   GUARANTEED COST            GUARANTEED COST             GUARANTEED COST
                               PREMIUMS             OF INSURANCE               OF INSURANCE                OF INSURANCE
         END OF              ACCUMULATED      -------------------------  -------------------------  ---------------------------
         POLICY                 AT 5%            CASH         DEATH         CASH         DEATH          CASH          DEATH
          YEAR                 PER YEAR         VALUE        BENEFIT       VALUE        BENEFIT        VALUE         BENEFIT
      -----------         ------------------  ----------  -------------  ----------  -------------  ------------  -------------
     1..................  $        1,208.55   $      335  $     100,000  $      363  $     100,000  $        390  $     100,000
     2..................           2,477.53          998        100,000       1,074        100,000         1,152        100,000
     3..................           3,809.95        1,624        100,000       1,776        100,000         1,937        100,000
     4..................           5,209.00        2,214        100,000       2,468        100,000         2,745        100,000
     5..................           6,678.00        2,762        100,000       3,146        100,000         3,573        100,000
     6..................           8,220.45        3,270        100,000       3,807        100,000         4,423        100,000
     7..................           9,840.02        3,730        100,000       4,446        100,000         5,288        100,000
     8..................          11,540.58        4,137        100,000       5,055        100,000         6,165        100,000
     9..................          13,326.15        4,487        100,000       5,628        100,000         7,050        100,000
    10..................          15,201.01        4,771        100,000       6,156        100,000         7,934        100,000
    15..................          26,078.77        5,010        100,000       7,857        100,000        12,163        100,000
    20..................          39,961.86        2,390        100,000       6,864        100,000        15,150        100,000
    25..................          57,680.59            *              *         152        100,000        14,224        100,000
    30..................          80,294.67            *              *           *              *         3,224        100,000
    35..................         109,156.61            *              *           *              *             *              *
Age 65..................          39,961.86        1,314        100,000       6,090        100,000        15,379        100,000

                                  12% ASSUMED
                                  HYPOTHETICAL
                                  GROSS RETURN
                                GUARANTEED COST
                                  OF INSURANCE
         END OF           ----------------------------
         POLICY               CASH           DEATH
          YEAR                VALUE         BENEFIT
      -----------         -------------  -------------
     1..................  $         418  $     100,000
     2..................          1,233        100,000
     3..................          2,107        100,000
     4..................          3,044        100,000
     5..................          4,049        100,000
     6..................          5,126        100,000
     7..................          6,278        100,000
     8..................          7,508        100,000
     9..................          8,819        100,000
    10..................         10,213        100,000
    15..................         18,648        100,000
    20..................         30,222        100,000
    25..................         46,484        100,000
    30..................         72,084        100,000
    35..................        120,147        126,154
Age 65..................         33,001        100,000


--------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse because of insufficient Cash Value.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0%, 4%, 8% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.55%, 2.45%, 6.45% AND 10.45%, RESPECTIVELY. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE AGE 55 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION B
            INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM $2,183
                           NON-TOBACCO PREMIUM CLASS


                                                     0% ASSUMED                 4% ASSUMED                  8% ASSUMED
                                                    HYPOTHETICAL               HYPOTHETICAL                HYPOTHETICAL
                                                    GROSS RETURN               GROSS RETURN                GROSS RETURN
                                                   GUARANTEED COST            GUARANTEED COST             GUARANTEED COST
                               PREMIUMS             OF INSURANCE               OF INSURANCE                OF INSURANCE
         END OF              ACCUMULATED      -------------------------  -------------------------  ---------------------------
         POLICY                 AT 5%            CASH         DEATH         CASH         DEATH          CASH          DEATH
          YEAR                 PER YEAR         VALUE        BENEFIT       VALUE        BENEFIT        VALUE         BENEFIT
      -----------         ------------------  ----------  -------------  ----------  -------------  ------------  -------------
     1..................  $        2,292.15   $      725  $     100,000  $      779  $     100,000  $        833  $     100,000
     2..................           4,698.91        1,844        100,000       1,991        100,000         2,143        100,000
     3..................           7,226.00        2,782        100,000       3,159        100,000         3,464        100,000
     4..................           9,879.45        3,806        100,000       4,278        100,000         4,792        100,000
     5..................          12,665.58        4,635        100,000       5,335        100,000         6,119        100,000
     6..................          15,591.00        5,353        100,000       6,320        100,000         7,435        100,000
     7..................          18,662.70        5,947        100,000       7,221        100,000         8,732        100,000
     8..................          21,887.99        6,403        100,000       8,018        100,000         9,994        100,000
     9..................          25,274.54        6,704        100,000       8,692        100,000        11,203        100,000
    10..................          28,830.42        6,830        100,000       9,219        100,000        12,339        100,000
    15..................          49,461.30        4,151        100,000       8,804        100,000        16,185        100,000
    20..................          75,792.13            *              *           *              *        13,278        100,000
    25..................         109,397.67            *              *           *              *             *              *
    30..................         152,287.80            *              *           *              *             *              *
    35..................         207,027.69            *              *           *              *             *              *
Age 65..................          28,830.42        6,745        100,000       9,560        100,000        13,366        100,000

                                  12% ASSUMED
                                  HYPOTHETICAL
                                  GROSS RETURN
                                GUARANTEED COST
                                  OF INSURANCE
         END OF           ----------------------------
         POLICY               CASH           DEATH
          YEAR                VALUE         BENEFIT
      -----------         -------------  -------------
     1..................  $         887  $     100,000
     2..................          2,300        100,000
     3..................          3,786        100,000
     4..................          5,351        100,000
     5..................          6,995        100,000
     6..................          8,718        100,000
     7..................         10,522        100,000
     8..................         12,405        100,000
     9..................         14,364        100,000
    10..................         16,395        100,000
    15..................         27,724        100,000
    20..................         41,359        100,000
    25..................         58,845        100,000
    30..................         91,107        100,000
    35..................        156,309        164,124
Age 65..................         18,483        100,000


--------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse because of insufficient Cash Value.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0%, 4%, 8% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.55%, 2.45%, 6.45% AND 10.45%, RESPECTIVELY. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

--------------------------------------------------------------------------------
                   APPENDIX B
--------------------------------------------------------------------------------
DEATH BENEFIT OPTIONS
                        OPTION A EXAMPLE. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option A, a Policy with a Specified Amount of $50,000 will generally provide a death benefit of $50,000 plus Cash Value. Thus, for example, a Policy with a Cash Value of $5,000 will have a death benefit of $55,000 ($50,000 + $5,000); a Cash Value of $10,000 will provide a death benefit of $60,000 ($50,000 + $10,000). The death benefit, however, must be at least 2.50 multiplied by the Cash Value. As a result, if the Cash Value of the Policy exceeds $33,333, the death benefit will be greater than the Specified Amount plus Cash Value. Each additional dollar of Cash Value above $33,333 will increase the death benefit by $2.50. A Policy with a Specified Amount of $50,000 and a Cash Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); a Cash Value of $60,000 will provide a death benefit of $150,000 ($60,000 x 2.50).
                       Similarly, any time Cash Value exceeds $33,333, each dollar taken out of Cash Value will reduce the death benefit by $2.50. If, for example, the Cash Value is reduced from $40,000 to $35,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $100,000 to $87,500. If at any time, however, Cash Value multiplied by the specified amount factor is less than the Specified Amount plus the Cash Value, then the death benefit will be the current Specified Amount plus Cash Value of the Policy.

                       The specified amount factor becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the specified amount factor would be 1.85. The amount of the death benefit would be the sum of the Cash Value plus $50,000 unless the Cash Value exceeded $58,824 (rather than $33,333), and each dollar then added to or taken from the Cash Value would change the death benefit by $1.85 (rather than $2.50).

                        OPTION B EXAMPLE. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option B, a Policy with a $50,000 Specified Amount will generally pay $50,000 in death benefits. However, because the death benefit must be equal to or be greater than 2.50 multiplied by the Cash Value, any time the Cash Value of the Policy exceeds $20,000, the death benefit will exceed the $50,000 Specified Amount. Each additional dollar added to Cash Value above $20,000 will increase the death benefit by $2.50. A Policy with a $50,000 Specified Amount and a Cash Value of $30,000 will provide death proceeds of $75,000 ($30,000 x 2.50); a Cash Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); a Cash Value of $50,000 will provide a death benefit of $125,000 ($50,000 x 2.50).

                       Similarly, so long as Cash Value exceeds $20,000, each dollar taken out of Cash Value will reduce the death benefit by $2.50. If, for example, the Cash Value is reduced from $25,000 to $20,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $62,500 to $50,000. If at any time, however, the Cash Value multiplied by the specified amount factor is less than the Specified Amount, the death benefit will equal the current Specified Amount of the Policy.

                       The specified amount factor becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 1.85. The death proceeds would not exceed the $50,000 Specified Amount unless the Cash Value exceeded approximately $27,028 (rather than $20,000), and each dollar then added to or taken from the Cash Value would change the life insurance proceeds by $1.85 (rather than $2.50).

            SPECIFIED AMOUNT FACTOR TABLE
-----------------------------------------------------
      ATTAINED AGE          SPECIFIED AMOUNT FACTOR
------------------------  ---------------------------
    40 or younger                    2.50
    41                               2.43
    42                               2.36
    43                               2.29
    44                               2.22
    45                               2.15
    46                               2.09
    47                               2.03
    48                               1.97
    49                               1.91
    50                               1.85
    51                               1.78
    52                               1.71
    53                               1.64
    54                               1.57
    55                               1.50
    56                               1.46
    57                               1.42
    58                               1.38
    59                               1.34
    60                               1.30
    61                               1.28
    62                               1.26
    63                               1.24
    64                               1.22
    65                               1.20
    66                               1.19
    67                               1.18
    68                               1.17
    69                               1.16
    70                               1.15
    71                               1.13
    72                               1.11
    73                               1.09
    74                               1.07
    75 to 90                         1.05
    91                               1.04
    92                               1.03
    93                               1.02
    94                               1.01
    95 or older                      1.00

   [LOGO]
                                     FARM BUREAU LIFE INSURANCE COMPANY
                                     FARM BUREAU MUTUAL FUNDS

   [LOGO]
                                     5400 UNIVERSITY AVENUE
                                     WEST DES MOINES, IOWA 50266


                    737-523 (5-97)

                                    PART II

                         UNDERTAKING TO FILE REPORTS

    Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

                            RULE 484 UNDERTAKING

    Article XII of the Company's By-Laws provides for the indemnification by the Company of any person who is a party or who is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or enterprise, against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Article XII also provides for the indemnification by the Company of any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or another enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification will be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                REPRESENTATIONS PURSUANT TO SECTION 26(e)(2)A

The Company represents that the aggregate charges under the Contracts are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

                      CONTENTS OF REGISTRATION STATEMENT

    This Registration Statement comprises the following papers, and documents:

The facing sheet.

A reconciliation and tie-in of information shown in the Prospectus with the items of Form N-8B-2.

The Prospectus consisting of 102 pages.

The undertaking to file reports.

The undertaking pursuant to Rule 484.

Representations pursuant to Rule 6e-3(T).

The signatures.

Written consents of the following persons:

    Stephen M. Morain, Esquire

    Messrs. Sutherland, Asbill & Brennan, L.L.P.

    Ernst & Young LLP, Independent Auditors

    JoAnn W. Rumelhart, FSA, MAAA, Vice President-Life Operations

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The following exhibits:

1.A.    1  Certified Resolution of the Board of Directors of
             the Company establishing the Variable Account. (1)
        2  None.
        3  (a)  Form of Principal Underwriting Agreement. (2)
           (b)  (i)  Forms of Career Agent's Contract. (2)
                (ii)  Forms of Financed Career Agent's Contract. (2)
           (c)  Commission schedules. (2)  (See Exhibits
                3(b)(i) and 3(b)(ii) above.)
           (d)  Planning Consultants Agreement. (5)
        4  None.

        5  (a)  Form of Policy. (2)
           (b)  State variation of Form of Policy. (2)
           (c)  Form of Application. (2)
           (d)  Revised Policy Form (4)
           (e)  1995 Revised Policy Form. (6)
           (f)  Accelerated Death Benefit Rider. (6)
          *(g)  1996 Revised Policy Form.
          *(h)  1996 Revised Application Form.

        6  (a)  Certificate of Incorporation of the Company. (2)
           (b)  By-Laws of the Company. (1)
        7  None.
        8  None.
        9  Form of Participation Agreement. (3)
       10  Form of Application (see Exhibit 1.A.(5)(b) above).
2.     See Exhibit 1.A. (5) above.
3.    *(a)  Opinion and Consent of Stephen M. Morain, Esquire.
      *(b)  Consent of Messrs. Sutherland, Asbill & Brennan, L.L.P.

4.     None.
5.     Not applicable.
6.    *Opinion and Consent of JoAnn W. Rumelhart, FSA, MAAA, Vice
       President-Life Operations.
7.    *Consent of Ernst & Young LLP.
8. Memorandum describing the Company's conversion procedure (included in Exhibit 9 hereto). (1)
9. Memorandum describing the Company's issuance, transfer and redemption procedures for the Policy. (6)

------------------------
* Attached as an exhibit.

(1) Incorporated herein by reference to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on March 20, 1987.

(2) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on September 4, 1987.

(3) Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on April 24, 1990.

(4) Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on April 6, 1993.

(5) Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on April 28, 1994.

(6) Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on May 1, 1995.

                                      SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, Farm Bureau Life Insurance Company certifies that this amendment has met all the requirements for effectiveness pursuant to Paragraph (b) of Rule 485 and has duly caused this Post-Effective Amendment No. 11 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of West Des Moines, State of Iowa, on the 29th day of April, 1997.

                                       Farm Bureau Life Insurance Company
                                       Farm Bureau Life Variable Account


                                       By:    /s/ Edward M. Wiederstein
                                            ---------------------------------
                                            Edward M. Wiederstein
                                            President
                                            Farm Bureau Life Insurance Company


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 11 to the Registration Statement has been signed below by the following Directors and Officers of Farm Bureau Life Insurance Company on the date indicated.



Signature                  Title                      Date
---------                  -----                      ----


/s/ Edward M. Wiederstein  President and Director        April 29      , 1997
-------------------------  [Principal Executive       -----------------
Edward M. Wiederstein      Officer]


/s/ Richard D. Harris      Senior Vice President and     April 29      , 1997
-------------------------  Secretary-Treasurer        -----------------
Richard D. Harris          [Principal Financial
                           Officer]


/s/ James W. Noyce         Chief Financial Officer       April 29      , 1997
-------------------------  [Principal Accounting      -----------------
James W. Noyce             Officer]

                                                         April 29      , 1997
-------------------------                             -----------------
Craig A. Lang*             Vice President and
                           Director


                                                         April 29      , 1997
-------------------------                             -----------------
Kenneth R. Ashby*          Director


                                                         April 29      , 1997
-------------------------                             -----------------
Caroll C. Burling*         Director


                                                         April 29      , 1997
-------------------------                             -----------------
Al Christopherson*         Director


                                                         April 29      , 1997
-------------------------                             -----------------
Ernest A. Glienke*         Director


                                                         April 29      , 1997
-------------------------                             -----------------
William C. Hanson*         Director


                                                         April 29      , 1997
-------------------------                             -----------------
Craig D. Hill*             Director


                                                         April 29      , 1997
-------------------------                             -----------------
Daniel L. Johnson*         Director


                                                         April 29      , 1997
-------------------------                             -----------------
Richard G. Kjerstad*       Director

                                                         April 29      , 19987
-------------------------                             -----------------
Lindsey D. Larsen*         Director


                                                         April 29      , 1997
-------------------------                             -----------------
David R. Machacek*         Director


                                                         April 29      , 1997
-------------------------                             -----------------
Donald O. Narigon*         Director


                                                         April 29      , 1997
-------------------------                             -----------------
Bryce P. Neidig*            Director


                                                         April 29      , 1997
-------------------------                             -----------------
Charles E. Norris*         Director


                                                         April 29      , 1997
-------------------------                             -----------------
Bennett M. Osmonson*       Director


                                                         April 29      , 1997
-------------------------                             -----------------
Howard D. Poulson*         Director


                                                         April 29      , 1997
-------------------------                             -----------------
Sally A. Puttmann*         Director


                                                         April 29      , 1997
-------------------------                             -----------------
James E. Sage*             Director

                                                         April 29      , 1997
-------------------------                             -----------------
Beverly L. Schnepel*       Director


                                                         April 29      , 1997
-------------------------                             -----------------
F. Gary Steiner*           Director

                                      SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the registrant, Farm Bureau Life Variable Account, has duly caused this Post-Effective Amendment No. 11 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of West Des Moines, State of Iowa, on the 29th day of April, 1997.

                                            Farm Bureau Life Variable Account
                                            (Registrant)


                                       By:  Farm Bureau Life Insurance Company
                                            (Depositor)


                                       By:    /s/ Edward M. Wiederstein
                                             ---------------------------------
                                            Edward M. Wiederstein
                                            President
                                            Farm Bureau Life Insurance Company


* By  /s/ Stephen M. Morain  Attorney-In-Fact, pursuant to Power of Attorney.
     -----------------------
       Stephen M. Morain